Aetna Mutual Funds


                                                                    Select Class

                                                                   March 1, 1996







                                                                      Prospectus
                                                                          begins
                                                                       on page 1


                                                                    [Aetna Logo]

                                  Select Class


                                                                         Aetna
                                                                  Mutual Funds
[Aetna logo]    March 1, 1996                                       Prospectus

Aetna Series Fund, Inc. (the "Company") is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (collectively, the "Funds," or individually, a "Fund") with different investment objectives, policies and restrictions. Currently, each Fund is authorized to offer two classes of shares, the Select Class and the Adviser Class. The Select Class of shares of each Fund is no-load.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. A Statement of Additional Information ("SAI") dated March 1, 1996, containing additional information about the Funds has been filed with the Securities and Exchange Commission ("Commission") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc., at 151 Farmington Avenue, Hartford, Connecticut 06156-8962.

This Prospectus is for investors eligible to purchase Select Class shares. A separate Prospectus is available for investors eligible to purchase Adviser Class shares. Sales charges, expenses and performance will vary with respect to each class.

Investment Objectives

Aetna Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


Although the Money Market Fund will strive to maintain a $1.00 net asset value per share, there is no assurance that it will be able to do so. Investments in this Fund are neither insured nor guaranteed by the U.S. Government.


Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna Bond Fund seeks to provide high total return (i.e., income and capital appreciation), consistent with reasonable risk, primarily through investment in a diversified portfolio of high-quality corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments; the Aetna Fund may involve less investment risk than a portfolio consisting entirely of common stocks.

Aetna Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Aetna Growth Fund seeks growth of capital through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer growth potential.Aetna Mutual Funds ProspectusAetna Mutual Funds Prospectus

Aetna Small Company Growth Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Aetna International Growth Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America.

Aetna Asian Growth Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks principally traded in countries in Asia excluding Japan.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2  Aetna Mutual Funds Prospectus

Table of Contents
Highlights                                                 4
Fee Tables                                                 7
Financial Highlights                                      12
Description of the Funds                                  16
Risk Factors and Other Considerations                     22
Investment Restrictions                                   27
Shareholder Services                                      28
Other Features                                            34
Cross-Fund Investing                                      35
Management of the Funds                                   35
Portfolio Management                                      38
Fund Distributions                                        40
Net Asset Value                                           40
Taxes                                                     41
General Information                                       42
Performance Data                                          44
Appendix A--Glossary of Investment Terms                  45
Appendix B--Description of Corporate Bond Ratings         48


                                              Aetna Mutual Funds Prospectus  3

Highlights


What is a Mutual Fund and What are its Advantages? A mutual fund is an investment company that buys and sells securities on behalf of individuals sharing common financial goals. Mutual funds allow you to pool your money with others, to spread risk through diversification and to benefit from professional management. You have immediate access to your money simply by writing a letter or, in the case of the Aetna Money Market Fund, by writing a check.


What Funds are Offered? The Company currently offers the following Funds through this Prospectus, each with its own objective and policies and all of which are diversified portfolios under the Investment Company Act of 1940 (the "1940 Act").

[filled box] Aetna Money Market Fund - a portfolio consisting of high-quality money market instruments

[filled box] Aetna Government Fund - a portfolio of U.S. Government securities

[filled box] Aetna Bond Fund - a portfolio primarily of high-quality corporate and U.S. Government securities

[filled box] The Aetna Fund - a flexible portfolio of stocks, bonds and money market instruments

[filled box] Aetna Growth and Income Fund - a common stock portfolio

[filled box] Aetna Growth Fund - a common stock portfolio of companies believed to have potential for growth

[filled box] Aetna Small Company Growth Fund - a common stock portfolio of companies with smaller market capitalizations

[filled box] Aetna International Growth Fund - a common stock portfolio of companies principally traded outside North America

[filled box] Aetna Asian Growth Fund - a common stock portfolio of companies traded in Asia excluding Japan

Risk Factors The different types of securities purchased and investment techniques used by a Fund involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the company and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. In addition, foreign securities have currency risk. For more information, see "Risk Factors and Other Considerations."


4  Aetna Mutual Funds Prospectus

What is the Select Class of Shares? Each Fund has two classes of shares, the Select Class shares and the Adviser Class shares. Select Class shares are only offered to certain corporate retirement plans, salaried employees and persons retired from salaried positions (including members of employees' and retired persons' immediate families) of Aetna Life Insurance and Annuity Company ("ALIAC") and its affiliates, insurance companies (including separate accounts), registered investment companies, investment advisers and broker-dealers acting for their own account; current shareholders at the time of first offering of Adviser Class shares and their immediate family members, as long as they maintain a shareholder account; Directors of the Funds; and members of such other groups as may be approved by the Company's Board of Directors from time to time. Adviser Class shares are offered to those persons not eligible to buy Select Class shares. Select Class shares are no-load, which means you do not pay any sales charges, distribution or service fees.

Adviser Class shares are subject to a contingent deferred sales charge at a maximum rate of 1%, declining to 0% after 4 years from the date of initial purchase (except for direct purchases into the Money Market Fund). Additionally, Adviser Class shares of each Fund other than the Money Market Fund are subject to an annual distribution fee of 0.50% and an annual service fee of 0.25% (0.10% for the Money Market Fund) of the value of the average daily net assets of the Funds in the Adviser Class.

How Can I Purchase Shares? You may purchase shares by completing an application and sending it as disclosed under "Shareholder Services." Your initial purchase must be for a minimum of $1,000 for each Fund with a minimum of $500 for Individual Retirement Accounts ("IRA"). Participants in employer-sponsored retirement plans should refer to their enrollment materials. We also offer a systematic investment program that enables investors to purchase shares on a regular basis. Please refer to "Shareholder Services" and "Other Features" for complete details.

When Can I Redeem Shares? Shares may be redeemed on each day that the New York Stock Exchange Inc. (NYSE) is open for business. Select Class shares are redeemable at net asset value. See "Shareholder Services" for further information.

Who is the Investment Adviser? ALIAC is the investment adviser to each Fund ("Investment Adviser"). ALIAC is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company.



                                              Aetna Mutual Funds Prospectus  5

   Aeltus Investment Management, Inc. ("Aeltus"),an affiliate of ALIAC, is the sub-adviser to the Growth Fund and the Small Company Growth Fund.


   Please refer to "Management of the Funds" for further information.


What if I have further questions? Shareholders in the Funds enjoy a high level of personalized service. Please call 1-800-367-7732 for details or refer to "Shareholder Services" for additional information.



6  Aetna Mutual Funds Prospectus

Fee Tables


The following is provided to assist you in understanding the various charges and expenses that you would bear directly or indirectly as an investor in the Funds. A complete description of these charges and expenses starts on page 33.

                Select Class Shareholder Transaction Expenses

Select Class shares are not subject to Shareholder Transaction Expenses which include sales charges on purchases, deferred sales charges on redemptions, sales charges on dividend reinvestments and exchange fees.

                                 Select Class
                        Annual Fund Operating Expenses
                (as a percentage of average daily net assets)

                                                                           Total Fund
                                                                           Operating
                            Management/      Administrative                 Expenses
                           Advisory Fee           Fee                      (after fee
                            (after fee         (after fee       Other    waiver/expense
                              waiver)           waiver)       Expenses   reimbursement)
 ----------------------  ----------------   ----------------   -------   --------------
Money Market                   0.00%              0.07%         0.23%         0.30%
Government                     0.00%              0.15%         0.55%         0.70%
Bond                           0.19%              0.25%         0.31%         0.75%
Aetna Fund                     0.80%              0.25%         0.25%         1.30%
Growth and Income              0.69%              0.25%         0.16%         1.10%
Growth                         0.70%              0.25%         0.35%         1.30%
Small Company Growth           0.85%              0.25%         0.39%         1.49%
International Growth           0.85%              0.25%         0.40%         1.50%
Asian Growth                   0.54%              0.25%         0.76%         1.55%

From time to time, the Investment Adviser may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Fund and to reimburse some or all of a particular Fund's Other Expenses. Such fee waiver/expense reimbursement arrangements will increase a Fund's total return and may be modified or terminated at any time.

The expenses shown above are based on the year ended October 31, 1995 and reflect the most current fee waiver/ expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for the Money Market Fund, the Government Fund, the Bond Fund and the Asian Growth Fund. These arrangements limit the Total Fund Operating Expenses for these Funds to the amounts shown above. Without these arrangements, expenses would have been as follows: Money Market Fund's Management/Advisory Fees, Administrative Fees and Total Fund Operating Expenses would have been 0.40%, 0.25%, and 0.88%, respectively; Government Fund's Management/Advisory Fees, Administrative Fees and Total Fund Operating Expenses would have been 0.50%, 0.25%, and 1.30%, respectively; Bond Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 0.50% and 1.06%, respectively; and Asian Growth Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 1.00% and 2.01%, respectively.



                                              Aetna Mutual Funds Prospectus  7

                                  Select Class
                                     Example

Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                           1 Year      3 Years     5 Years     10 Years
 ----------------------   ---------   ---------   ---------   ----------
Money Market                 $ 3         $10         $17         $ 38
Government                     7          22          39           87
Bond                           8          24          42           93
Aetna Fund                    13          41          71          157
Growth and Income             11          35          61          134
Growth                        13          41          71          157
Small Company Growth          15          47          81          178
International Growth          15          47          82          179
Asian Growth                  16          49          84          185

This example should not be considered an indication of past or future expenses. Actual expenses may be greater or less than those shown.

                                Adviser Class
                       Shareholder Transaction Expenses

                                            Deferred Sales     Sales Charge
                            Sales Charge       Charge on       on Dividend      Exchange
                            on Purchases    Redemptions(1)     Reinvestment       Fee
 -----------------------   --------------   ---------------   --------------   ----------
Money Market                    None              1.0%             None           None
Government                      None              1.0%             None           None
Bond                            None              1.0%             None           None
Aetna Fund                      None              1.0%             None           None
Growth and Income               None              1.0%             None           None
Growth                          None              1.0%             None           None
Small Company Growth            None              1.0%             None           None
International Growth            None              1.0%             None           None
Asian Growth                    None              1.0%             None           None

(1) The contingent deferred sales charge set forth in the above table is the maximum redemption charge imposed on Adviser Class shares. Direct purchases into the Money Market Fund are not subject to a sales charge on redemption. Investors may pay charges less than 1.0%, depending on the length of time the shares are held. Adviser Class shares of each Fund other than the Money Market Fund are also subject to an annual distribution fee of 0.50% and an annual service fee of 0.25% (0.10% for Money Market Fund) of the value of average daily net assets of the Adviser Class. See "Fees and Charges" in the Adviser Class prospectus.



8  Aetna Mutual Funds Prospectus

                                Adviser Class
                        Annual Fund Operating Expenses
                (as a percentage of average daily net assets)

                                                                                           Total Fund
                                                                            Other          Operating
                            Management/                                    Expenses         Expenses
                           Advisory Fee       Administrative                (after         (after fee
                            (after fee             Fee          12b-1      expense       waiver/expense
                              waiver)       (after fee waiver)   Fee    reimbursement)   reimbursement)
 ----------------------  ----------------   ------------------   -----   -------------   --------------
Money Market                   0.00%               0.07%         0.00%       0.23%            0.30%
Government                     0.00%               0.15%         0.50%       0.80%            1.45%
Bond                           0.19%               0.25%         0.50%       0.56%            1.50%
Aetna Fund                     0.80%               0.25%         0.50%       0.50%            2.05%
Growth and Income              0.69%               0.25%         0.50%       0.41%            1.85%
Growth                         0.70%               0.25%         0.50%       0.60%            2.05%
Small Company Growth           0.85%               0.25%         0.50%       0.64%            2.24%
International Growth           0.85%               0.25%         0.50%       0.65%            2.25%
Asian Growth                   0.54%               0.25%         0.50%       1.01%            2.30%

From time to time, the Investment Adviser may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Fund and to reimburse some or all of a particular Fund's Other Expenses. Such fee waiver/expense reimbursement arrangements will increase a Fund's total return and may be modified or terminated at any time.

The expenses shown above are based on the year ended October 31, 1995 and reflect the most current fee waiver/ expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for the Money Market Fund, the Government Fund, the Bond Fund and the Asian Growth Fund. These arrangements limit the Total Fund Operating Expenses for these Funds to the amounts shown above. Without these arrangements, expenses would have been as follows: Money Market Fund's Management/Advisory Fees, Administrative Fees, Other Expenses and Total Fund Operating Expenses would have been 0.40%, 0.25%, 0.33%, and 0.98%, respectively; Government Fund's Management/Advisory Fees, Administrative Fees and Total Fund Operating Expenses would have been 0.50%, 0.25%, and 2.05%, respectively; Bond Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 0.50% and 1.81%, respectively; and Asian Growth Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 1.00% and 2.50%, respectively (2.76% actual total expense reduced to comply with California state law).



                                              Aetna Mutual Funds Prospectus  9

                                 Adviser Class
                                     Example

Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and either redemption at the end of each of the periods shown or no redemption:


                                              1 Year     3 Years     5 Years     10 Years
-----------------------------------------    ---------   ---------   ---------   ----------
Money Market*
  Redemption at end of each time period        $ 3         $10         $ 17        $ 38
  No Redemption                                  3          10           17          38
Government
 Redemption at end of each time period          25          51           79         174
  No Redemption                                 15          46           79         174
Bond
  Redemption at end of each time period         25          52           82         179
  No Redemption                                 15          47           82         179
Aetna Fund
  Redemption at end of each time period         31          69          110         238
  No Redemption                                 21          64          110         238
Growth and Income
  Redemption at end of each time period         29          63          100         217
  No Redemption                                 19          58          100         217
Growth
  Redemption at end of each time period         31          69          110         238
  No Redemption                                 21          64          110         238
Small Company Growth
  Redemption at end of each time period         33          75          120         257
  No Redemption                                 23          70          120         257
International Growth
  Redemption at end of each time period         33          75          120         258
  No Redemption                                 23          70          120         258
Asian Growth
  Redemption at end of each time period         33          77          123         264
  No Redemption                                 23          72          123         264

This example should not be considered an indication of past or future expenses. Actual expenses may be greater or less than those shown. This example reflects, among other things, the application of the maximum Deferred Sales Charge imposed on Adviser Class shares.

*These numbers do not reflect a Contingent Deferred Sales Charge since a Deferred Sales Charge is only applied to proceeds from Money
Market Fund share redemptions when the shares were purchased through an exchange from another Fund and the Deferred Sales Charge has been deferred. (See "Fees and Charges--Contingent Deferred Sales Charge.")


10  Aetna Mutual Funds Prospectus

As noted on previous page, each Fund has two classes, Select Class and Adviser Class. Because the expenses and sales charges vary between the classes, the performance of each class will vary. Registered representatives may receive different levels of compensation when selling shares of the Fund's classes. Additional information regarding each Fund's classes may be obtained by calling your representative or 1-800-367-7732.



                                             Aetna Mutual Funds Prospectus  11

Financial Highlights
(for one outstanding share throughout each period)


The selected data presented below for, and as of the end of, each of the periods listed are derived from the financial statements of Aetna Series Fund, Inc., which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of, and for the year ended October 31, 1995 and the independent auditors' report thereon, are included in the SAI.

                                                          Select Class Shares+

                                                             Net
                                                        Realized and
                                                          Change in
                                Net Asset                Unrealized       Total     Dividends      Dividends
                                  Value        Net       Gain (Loss)      from       from Net    in Excess of
                                Beginning   Investment       on        Investment   Investment  Net Investment
                                of Period     Income     Investments   Operations     Income        Income
                                 ---------   ---------   ------------   ----------   ---------   --------------
Money Market Fund
  Year Ended October 31, 1995     $ 1.00      $0.06        $ 0.00        $ 0.06       $(0.06)       $ 0.00
Ten-month period ended
  October 31, 1994                  1.00       0.03          0.00          0.03        (0.03)         0.00
Year Ended December 31, 1993        1.00       0.03          0.00          0.03        (0.03)         0.00
Year Ended December 31, 1992        1.00       0.04          0.00          0.04        (0.04)         0.00
Government Fund
  Year Ended October 31, 1995       9.41       0.64          0.59          1.23        (0.63)         0.00
Ten-month period ended
  October 31, 1994                 10.00       0.40         (0.63)        (0.23)       (0.36)         0.00
Bond Fund
  Year Ended October 31, 1995       9.58       0.65          0.65          1.30        (0.61)         0.00
Ten-month period ended
   October 31, 1994                10.37       0.52         (0.86)        (0.34)       (0.45)         0.00
Year Ended December 31, 1993        9.99       0.55          0.45          1.00        (0.55)        (0.07)
Year Ended December 31, 1992       10.00       0.53          0.16          0.69        (0.53)        (0.17)
The Aetna Fund
  Year Ended October 31, 1995      10.65       0.35          1.69          2.04        (0.33)         0.00
Ten-month period ended
  October 31, 1994                 10.82       0.23         (0.28)        (0.05)       (0.12)         0.00
Year Ended December 31, 1993       10.18       0.34          0.64          0.98        (0.30)        (0.01)
Year Ended December 31, 1992       10.00       0.43          0.24          0.67        (0.39)        (0.10)


+The Company commenced offering Adviser Class shares on April 15, 1994. Prior to that date, the Company offered only Select Class shares. The Government Fund, Growth Fund, Small Company Growth Fund and Asian Growth Fund commenced operations on January 2, 1994.

*Annualized for periods less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Additional information about the performance of Aetna Series Fund, Inc. is contained in the Annual Report dated October 31, 1995. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Company at the address listed on the cover of this Prospectus or by calling 1-800-367-7732.



12  Aetna Mutual Funds Prospectus

                                                                               Ratio of
                                                                                 Total            Ratio of
  Distributions           Net                                                   Invest-          Net Invest-
       from              Asset                              Net Assets           ment               ment
     Realized            Value                                End of           Expenses           Income to
     Gain on             End of             Total             Period          to Average           Average
   Investments           Period            Return         (in thousands)      Net Assets*        Net Assets*
      $ 0.00             $ 1.00              5.95%           $275,524            0.27%              5.78%

        0.00               1.00              3.33%            161,756            0.21%              4.05%
        0.00               1.00              3.29%            107,844            0.00%              3.33%
        0.00               1.00              3.98%             36,522            0.00%              3.93%

        0.00              10.01             13.58%             19,154            0.70%              6.79%

        0.00               9.41             (2.37)%            26,110            0.41%              5.29%

        0.00              10.27             14.06%             32,778            0.79%              6.56%

        0.00               9.58             (3.31)%            27,584            0.76%              6.29%
        0.00              10.37             10.20%             46,788            0.47%              5.34%
        0.00               9.99              7.23%             37,209            0.05%              5.44%

        0.00              12.36             19.45%             83,941            1.27%              3.14%

        0.00              10.65             (0.42)%            76,267            1.09%              2.65%
       (0.03)             10.82              9.84%             63,982            0.93%              3.21%
        0.00              10.18              6.64%             37,726            0.07%              4.31%

                        Ratio of
     Ratio of             Net
       Net             Investment
    Investment           Income
     Expense             Before
      Before           Reimburse-
    Reimburse-            ment
       ment            and Waiver
    and Waiver         to Average
    to Average            Net             Portfolio
   Net Assets*          Assets*            Turnover
       0.88%              5.17%                N/A
       0.85%              3.38%                N/A
       0.95%              2.38%                N/A
       1.04%              2.87%                N/A
       1.30%              6.19%             117.31%
       1.16%              4.54%              43.63%
       1.06%              6.25%              56.99%
       1.06%              5.98%              51.80%
       1.01%              4.80%              50.01%
       1.10%              4.39%              57.05%
       1.30%              3.11%             129.05%
       1.32%              2.42%              86.10%
       1.34%              2.79%              19.95%
       1.47%              2.91%              13.35%


                                             Aetna Mutual Funds Prospectus  13

(for one outstanding share throughout each period)

                                                          Select Class Shares+


                                                            Net
                                                          Realized       Total
                                Net Asset                   and         Income     Dividends      Dividends
                                  Value        Net       Change in       from       from Net    in Excess of
                                Beginning   Investment   Unrealized   Investment   Investment  Net Investment
                                of Period     Income    Gain (Loss)   Operations     Income        Income
                                 ---------   ---------   -----------   ----------   ---------   --------------
Growth and Income Fund
  Year Ended October 31, 1995     $11.11      $0.21        $ 2.27       $ 2.48       $(0.13)       $ 0.00
Ten-month period ended
   October 31, 1994                11.03       0.12          0.04         0.16        (0.08)         0.00
Year Ended December 31, 1993       10.51       0.19          0.50         0.69        (0.16)         0.00
Year Ended December 31, 1992       10.00       0.26          0.51         0.77        (0.26)         0.00
Growth Fund
  Year Ended October 31, 1995      10.78       0.04          3.02         3.06        (0.08)         0.00
Ten-month period ended
  October 31, 1994                 10.00       0.09          0.69         0.78         0.00          0.00
Small Company Growth Fund
  Year Ended October 31, 1995      10.39       0.00          3.15         3.15        (0.02)         0.00
Ten-month period ended
  October 31, 1994                 10.00       0.02          0.37         0.39         0.00          0.00
International Growth Fund
  Year Ended October 31, 1995      11.56       0.11         (0.09)        0.02        (0.40)         0.00
Ten-month period ended
  October 31, 1994                 11.17       0.06          0.33         0.39         0.00          0.00
Year Ended December 31, 1993        8.88       0.05          2.65         2.70        (0.05)        (0.34)
Year Ended December 31, 1992       10.00       0.06         (1.15)       (1.09)       (0.03)         0.00
Asian Growth Fund
  Year Ended October 31, 1995       9.49       0.09         (1.16)       (1.07)       (0.07)         0.00
Ten-month period ended
  October 31, 1994                 10.00       0.05         (0.56)       (0.51)        0.00          0.00

+The Company commenced offering Adviser Class shares on April 15, 1994. Prior to that date, the Company offered only Select Class shares. The Government Fund, Growth Fund, Small Company Growth Fund and Asian Growth Fund commenced operations on January 2, 1994.

*Annualized for periods less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Additional information about the performance of Aetna Series Fund, Inc. is contained in the Annual Report dated October 31, 1995. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Company at the address listed on the cover of this Prospectus or by calling 1-800-367-7732.



14  Aetna Mutual Funds Prospectus

                                                                               Ratio of
                                                                                 Total            Ratio of
  Distributions           Net                                                   Invest-          Net Invest-
       from              Asset                              Net Assets           ment               ment
     Realized            Value                                End of           Expenses           Income to
     Gain on             End of             Total             Period          to Average           Average
   Investments           Period            Return         (in thousands)      Net Assets*        Net Assets*
-----------------   ----------------  ----------------   ----------------  ----------------   -----------------
      $ 0.00             $13.46             22.58%           $356,803            1.10%               1.73%

        0.00              11.11              1.40%            301,360            0.92%               1.51%
       (0.01)             11.03              6.58%             60,127            1.13%               1.77%
        0.00              10.51              7.81%             31,473            0.33%               2.83%

       (0.01)             13.75             28.79%             36,936            1.20%               0.36%

        0.00              10.78              7.70%             27,188            0.92%               1.10%

        0.00              13.52             30.39%             33,511            1.41%              (0.01)%

        0.00              10.39              3.90%             25,879            1.15%               0.21%

       (0.56)             10.62             (0.04)%            25,102            1.37%               1.02%

        0.00              11.56              3.49%             31,479            1.66%               0.71%
       (0.02)             11.17             30.37%             39,847            1.48%               0.50%
        0.00               8.88            (10.84)%            26,640            0.50%               1.36%

        0.00               8.35            (11.54)%            22,309            1.17%               1.13%

        0.00               9.49             (5.10)%            29,386            1.25%               0.71%

                        Ratio of
     Ratio of             Net
       Net             Investment
    Investment           Income
     Expense             Before
      Before           Reimburse-
    Reimburse-            ment
       ment            and Waiver
    and Waiver         to Average
    to Average            Net             Portfolio
   Net Assets*          Assets*            Turnover
-----------------   ----------------  -----------------
       1.10%              1.73%             127.43%
       1.03%              1.39%              54.13%
       1.27%              1.55%              23.60%
       1.72%              1.44%              14.44%
       1.30%              0.26%             171.75%
       1.42%              0.60%             120.32%
       1.49%             (0.08)%            156.43%
       1.58%             (0.22)%            116.28%
       1.50%              0.88%              32.91%
       1.80%              0.57%              81.67%
       1.77%              0.20%             110.38%
       2.98%             (1.12)%             81.74%
       2.01%              0.29%              64.97%
       1.81%              0.15%              65.50%


                                             Aetna Mutual Funds Prospectus  15

Description of the Funds


Each Fund is a diversified, management investment company under the 1940 Act. Each has an investment objective which is a fundamental policy and may not be changed without the vote of a majority of the holders of that Fund's outstanding shares. There can be no assurance that the Funds will meet their investment objectives. Each Fund is subject to investment restrictions described in this Prospectus and in the SAI, some of which are fundamental policies. No fundamental investment policy may be changed without shareholder approval.

   A glossary describing various investment terms relating to securities that may be held by the Funds is contained in Appendix A.


Aetna Money Market Fund

Description of
Money Market
Fund

Investment Objective The Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


Investment Policy The Money Market Fund invests in U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks (providing the issuing bank has reported assets in excess of $5 billion and meets strict capital and profitability criteria), finance company commercial paper, corporate commercial paper (including variable-rate instruments), discounted notes of domestic banks, domestic banker's acceptances eligible for discounting at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, repurchase agreements, corporate bonds and notes and other debt instruments. The Fund may purchase securities on a when-issued or delayed-delivery basis. All investments will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 days or less. Any foreign securities or obligations will be U.S. dollar denominated.

The Money Market Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one rating agency has rated the security). High-quality securities may also include unrated securities if the Investment Adviser determines the security to be of comparable quality. The remainder of the Money Market Fund's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if the Investment Adviser determines the security to be of comparable quality. With respect to these securities, the Money Market Fund will not invest more than 1% of the market value of its total assets or $1



16  Aetna Mutual Funds Prospectus
million, whichever is greater, in the securities or obligations of any one issuer.

   The Money Market Fund will use nationally recognized rating agencies such as Standard & Poor's Corporation ("Standard & Poors") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings. All investments will be determined to present minimal credit risks.


   The Money Market Fund's dollar weighted average maturity will not exceed 90 days. Although the Investment Adviser will use its best efforts to maintain a constant net asset value of $1.00 per share, there can be no assurance that the net asset value will not vary.

Aetna Government Fund

Description of
Government Fund

Investment Objective The Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy The Government Fund invests at least 65% of its assets in direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or in indirect obligations of the U.S. Government, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association ("SLMA").

The Government Fund may also invest in repurchase agreements collateralized by U.S. Government agency securities, STRIPs, zero coupon bonds and options and futures contracts.

Aetna Bond Fund

Description of
Bond Fund

Investment Objective The Bond Fund seeks to provide high total return (i.e., income and capital appreciation), consistent with reasonable risk, primarily through investment in a diversified portfolio of high-quality corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy The Bond Fund will normally invest at least 65% of its total assets in high-quality corporate bonds, mortgage-related

                                             Aetna Mutual Funds Prospectus  17
and other asset-backed and debt securities, and securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such securities will be rated AA or above by Standard & Poor's, Aa or above by Moody's, similarly rated by other nationally recognized statistical rating organizations, or be considered by the Investment Adviser to be of comparable quality. The Fund will not target any given maturity, thus giving it flexibility to invest in short and long-term securities as market conditions change. The Bond Fund may also invest in repurchase agreements, equity securities (not to exceed 5% of total assets) and securities issued by any foreign corporation or instrumentality or political subdivision of foreign governments (not to exceed 25% of total assets). The Bond Fund may also purchase securities on a when-issued or delayed-delivery basis.

   Additionally, the Bond Fund may invest in commercial paper and other short-term investments, including variable-rate instruments, all having a maturity of less than one year, and in debt securities with equity features, convertibles, and straight debt securities.

   The Bond Fund may invest up to 15% of its total assets in high risk, high-yield securities or "junk bonds" (securities rated BB/Ba or below, or, if unrated, considered by the Investment Adviser to be of comparable quality). This will limit the Fund's ability to earn a higher return which may be associated with high risk, non-investment grade securities. See "Risk Factors and Other Considerations" for further information.

   As of October 31, 1995, the weighted average distribution of bonds in the Bond Fund based on Standard & Poor's and Moody's bond ratings was 60% in AAA, 10% in AA, 12% in A, 7% in BBB, 3% in BB, 1% in B and 7% in unrated bonds. See Appendix B for further information on bond ratings.


The Aetna Fund

Description of
Aetna Fund


Investment Objective The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. An investment in the Aetna Fund may involve less investment risk than an investment in a portfolio consisting entirely of common stocks.

Investment Policy The Aetna Fund will allocate its assets among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments and repurchase agreements, in proportions that reflect the anticipated returns and risks of each asset class.



18  Aetna Mutual Funds Prospectus

   The Aetna Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities, or "junk bonds." It may buy and sell listed covered put and call options and stock index futures contracts and related options. The Aetna Fund may also purchase securities on a when-issued or delayed-delivery basis.


   The Investment Adviser employs current market statistics and economic indicators to forecast returns for each sector of the securities market for the Aetna Fund. These calculations provide a disciplined framework for assessing the relative attractiveness of stocks, bonds, and cash equivalents. The Investment Adviser uses proprietary computer programs to help calculate the optimal asset exposure over specified time periods for the Aetna Fund.


Special Considerations Investors should be aware that the investment results of the Aetna Fund partly depend upon the Investment Adviser's ability to correctly anticipate the relative performance of stocks, bonds and money market instruments.

While the Investment Adviser has substantial experience in managing all asset classes, there can be no assurance that the Investment Adviser will always allocate assets to the best performing sectors. The Aetna Fund's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.


Aetna Growth and Income Fund

Description of
Growth and
Income Fund

Investment Objectives The Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.


Investment Policies The Growth and Income Fund invests primarily in common stocks which have significant potential for capital or income growth. It may also invest in convertible and nonconvertible preferred stocks, debt securities, rights and warrants.

   Additionally, the Growth and Income Fund may lend portfolio securities, write and buy listed covered call options and buy and sell listed covered put options and stock index futures and options. The Growth and Income Fund may also enter into repurchase agreements with domestic banks and broker dealers, purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued or delayed-delivery basis. The Growth and Income



                                             Aetna Mutual Funds Prospectus  19

Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."


Aetna Growth Fund

Description of
Growth Fund

Investment Objective The Growth Fund seeks growth of capital through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Investment Policy The Growth Fund will normally invest at least 65% of its total assets in common stocks which have potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.


   Additionally, the Growth Fund may lend portfolio securities, buy and sell put and call options, and stock index futures and options. The Growth Fund may also enter into repurchase agreements with domestic banks and broker dealers, purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed delivery or forward commitment basis. The Growth Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."


Aetna Small Company Growth Fund

Description of
Small Company
Growth Fund

Investment Objective The Small Company Growth Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


Investment Policy The Small Company Growth Fund will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. The Small Company Growth Fund may also invest in securities convertible into stocks.

   Additionally, the Small Company Growth Fund may lend portfolio securities, buy and sell put and call options and stock index futures and options. The Small Company Growth Fund may also enter into repurchase agreements with domestic banks and broker dealers, purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed delivery or forward commitment basis. The Small Company Growth Fund will not invest



20  Aetna Mutual Funds Prospectus
more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."


Aetna International Growth Fund


Description of
International
Growth Fund


Investment Objective The International Growth Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. The International Growth Fund will not target any given level of current income.


Investment Policy The International Growth Fund will invest at least 65% of its total assets among securities principally traded in three or more countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Italy, Japan, Korea, Luxembourg, Malaysia, New Zealand, the Netherlands, Norway, the Philippines, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.

   The International Growth Fund will invest primarily in equity securities including securities convertible into stocks. Further, from time to time the International Growth Fund may hold up to 10% of its total assets in long-term debt securities with an equivalent Standard & Poor's or Moody's rating of AA/Aa or above.

   The International Growth Fund may enter into forward foreign exchange contracts or purchase financial futures or options (including options on futures) as a means to moderate the impact of foreign currency fluctuations. It may also purchase money market instruments and securities on a when-issued or delayed-delivery basis.

Aetna Asian Growth Fund


Description of
Asian Growth
Fund


On September 29, 1995, the Board of Directors of the Company adopted a Plan of Reorganization and Liquidation on behalf of the Aetna Asian Growth Fund (the "Plan"). If the Plan is approved by the Asian Growth Fund shareholders, the Aetna International Growth Fund would acquire all of the assets of the Asian Growth Fund, the shareholders of the Asian Growth Fund would become shareholders of the International Growth Fund, and the Asian Growth Fund would be liquidated.

Investment Objective The Asian Growth Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks principally traded in countries in Asia excluding Japan. The Asian Growth Fund will not target any given level of current income.



                                             Aetna Mutual Funds Prospectus  21

Investment Policy The Asian Growth Fund will invest at least 65% of its total assets among securities principally traded in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, and Thailand.


   The Asian Growth Fund will invest primarily in equity securities including securities convertible into stocks. In addition, the Asian Growth Fund may invest up to 10% of its assets in long-term debt securities if the Investment Adviser believes they will provide superior returns to common stocks. The Asian Growth Fund may also enter into forward foreign exchange contracts and purchase financial futures or options, and purchase money market instruments and securities on a when-issued or delayed-delivery basis.


A special note
for Investors in
International
Growth Fund and
Asian Growth
Fund


Special Considerations for International Investors In the last 30 years, foreign economic growth has frequently outpaced that of the United States and returns from equity investments have often exceeded those on comparable U.S. securities. The Investment Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification.

   However, investments in securities of foreign companies and in securities denominated in foreign currencies involve additional risks not present in U.S. securities. Please refer to "Risk Factors and Other Considerations" below for further information.


Risk Factors and Other Considerations


General Considerations The different types of securities purchased and investment techniques used by a Fund involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the company and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High risk, high-yield securities ("junk bonds") may provide a higher return but with added risk. In addition, foreign securities have currency risk.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Funds (excluding the Money Market
Fund) do not purchase securities with the intention of


22  Aetna Mutual Funds Prospectus
profiting from short-term trading, each Fund may buy and sell securities when the Investment Adviser or Subadviser believes such action is advisable. It is anticipated that the average annual turnover rate for the Growth and Income Fund and the Government Fund may exceed 125% during fiscal year 1996, and that the turnover rate for The Aetna Fund, the Growth Fund and the Small Company Growth Fund may exceed 150%. The annual portfolio turnover rate for each of the other Funds is not expected to exceed 100%. Turnover rates in excess of 125% have resulted and are expected to continue to result in higher transaction costs relating to stock or equity transactions, which costs are borne directly by the Fund. The Investment Adviser anticipates that these higher costs are offset by the potentially improved performance that is sought by numerous portfolio transactions. High turnover rates may also result in a possible increase in short-term capital gains or losses. See "Fund Distributions," "Taxes" and the SAI for additional information.

Cash or Cash Equivalents All Funds reserve the right to temporarily depart from their investment objective by investing up to 100% of their assets in cash or cash equivalents to defend against potential market decline. Such cash equivalents will be the same type of instruments invested in by the Money Market Fund.


All the Funds may use the following:


Derivatives In order to manage its exposure to changing interest rates, securities prices and currency exchange rates, or to increase its investment return, a Fund may engage in hedging and other strategies using derivatives. A derivative is a financial instrument whose value depends on (or "derives" from) the value of an underlying asset, such as a security, interest rate, currency rate or index. Derivatives that may be used by the Funds include, but are not limited to, forward contracts, swaps, structured notes, collateralized mortgage obligations ("CMOs"), futures and options (see "Futures Contracts" and "Options" below). The risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. Leveraged derivatives involve borrowing. The Funds may use derivatives as a hedge against foreign currency, equity market or interest rate risk, or to gain additional exposure to certain markets for investment purposes, within the limitations set forth below. In addition, they may be used to enhance a Fund's yield. For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters, interest only and principal only debt instruments. Each Fund (except the Money Market Fund) may invest up to 30% of its assets in lower risk derivatives for hedg-



                                             Aetna Mutual Funds Prospectus  23
ing, to gain additional exposure to certain markets for investment purposes, and in order to maintain liquidity to meet shareholder redemptions or to minimize trading costs.

Borrowing Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds do not intend to borrow for other purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above. A Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


Repurchase Agreements Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time.

   The Funds may enter into repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateral-ized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Fund may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Fund to liquidate the collateral may be delayed or limited.

   The Company's Board of Directors has established credit standards for issuers of repurchase agreements entered into by a Fund.


Asset-Backed Securities Each Fund may purchase securities collateralized by a specified pool of assets including, but not limited to, automobile loans, computer leases, boat loans, home equity loans, mobile home loans, recreational vehicles or credit card receivables. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Bank Obligations Each Fund may invest in obligations issued by domestic or foreign banks (including bankers' acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

Illiquid and Restricted Securities Each Fund may invest up to 15% of its total assets in illiquid securities (10% in the case of the Money



24  Aetna Mutual Funds Prospectus

Market Fund). Illiquid securities are securities that are not readily marketable or cannot be disposed of within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Fund may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased under Rule 144A and
Section 4(2) of the Securities Act of 1933. The Board of Directors has established a policy to monitor the liquidity of such securities.


Foreign Securities The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

All Funds except the Money Market Fund
may also use the following:

Futures Contracts A Fund may enter into futures contracts or options on futures to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases or sales of securities.


   Certain risks are involved in futures contracts including but not limited to: no assurance that transactions in futures contracts can be effected at favorable prices; possible reduction in a Fund's total return and yield; possible reduction in value of the futures instrument; the inability of a Fund to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.


   The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Fund. The amount of gains or losses on invest-

                                             Aetna Mutual Funds Prospectus  25
ments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing call options, for example, involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put options involves the risk of losing the entire purchase price of the option.


All Funds except the Money Market Fund,
Government Fund, International Growth Fund and Asian Growth Fund may also use the following:


High Risk, High-Yield Securities A Fund may invest in high risk, high-yield securities, often called "junk bonds". These securities are rated BB/Ba or below, or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Funds will not invest in high-yield securities rated below B (securities with the capacity to meet interest and principal payments but with greater vulnerability to default). These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.


   Although junk bonds are high risk investments, the Investment Adviser may purchase these securities if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Investment Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.


The Government Fund, Bond Fund
and Aetna Fund may also use the following:


Mortgage-Backed Securities A Fund may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as the GNMA, the FHLMC and the FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. A Fund may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate

26  Aetna Mutual Funds Prospectus
mortgage loans. In addition, a Fund may invest in CMOs and securities issued by real estate mortgage investment conduits ("REMICs"). Mortgage-backed securities are also subject to the same prepayment risk as asset-backed securities.


The Aetna Fund, Growth and Income Fund,
Growth Fund and Small Company Growth Fund may also use the following:


Small Capitalization Companies These companies are smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion and may be in an early developmental stage or older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.

   Securities of small capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the issuer. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


Investment Restrictions


A Fund will not concentrate its investments in any one industry except that a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and, in the case of the Money Market Fund, to securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies. Also, a Fund will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Fund's total assets. See the SAI for additional restrictions.



                                             Aetna Mutual Funds Prospectus  27

Shareholder Services


The Company offers several services to its Fund shareholders. These may be selected on the application or you may call 1-800-367-7732 to select these services at a later date.

These services may not be available through employer-sponsored retirement plans. For information on services that are available under employer-sponsored retirement plans, such as 401(k) plans, please refer to your enrollment materials. The specific provisions of your plan will govern the investment options and services available to you.

Shareholder Inquiries If you have any questions about the Funds or the shareholder services described below, please call 1-800-367-7732.


How to
Purchase
Shares

How to Purchase Shares Select Class shares may be purchased directly from the Company, through a registered representative of a broker-dealer affiliated with the Company, through a registered representative of an unaffiliated broker-dealer, or through an employer-sponsored retirement plan (if you are purchasing through such a plan, please refer to your enrollment materials).


How to Open an Account To open an account, please complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000 or $500 for IRAs. Once you have opened an account in a Fund, additional investments may be made by mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of another Fund in the Aetna Series Fund, Inc. All checks must be drawn on a bank located within the United States and payable in U.S. dollars. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in another Fund. Minimums may also be waived for certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. (Please refer to "Other Features--Systematic Investment.")

Crediting of Shares Shares for new accounts will be purchased at the net asset value determined as of 4:15 p.m. eastern time on any day that the New York Stock Exchange is open for business ("Business Day") so long as the completed and signed application accompanied by a check in payment for the share purchase is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Additional investments and exchanges will also be processed at the net asset value determined as of 4:15 p.m. if the



28  Aetna Mutual Funds Prospectus
check or wire for the purchase price or the exchange request is received by 4:00 p.m. Orders received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. For investors purchasing shares in connection with retirement plans offered by certain institutions (Institutions) under Section 401 of the Internal Revenue Code, shares will be purchased at the next price calculated on a day the NYSE is open provided that the Institution receives the investor's request before the time specified by such Institution. Investors participating in such a plan should refer to their enrollment materials for a discussion of any specific instructions on the timing or restrictions on the purchase of shares. Please refer to "Net Asset Value" for information on how the Funds are valued.

You can make
a purchase
by mail

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and mail to the transfer agent, as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       P.O. Box 701
       Milwaukee, WI 53201-0701

Applications mailed by overnight courier should be sent to the transfer agent as follows:


       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       615 E. Michigan Street
       Milwaukee, WI 53202


   You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by writing to the Company at the address listed above. Your letter should indicate your name, account numbers, the Select Class shares of which Funds you wish to invest in, and the amount to be invested. When opening an account, your check should be made payable to Aetna Series Fund, Inc. or Firstar Trust Company. Cash, credit cards and third party checks cannot be used to open an account. Firstar will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to the Company.

You can
purchase by
wire, electronic
funds transfer
or exchange

Purchase by Wire You may also purchase additional Select Class shares of a Fund through a wire transfer. For federal funds wire instructions, please call 1-800-367-7732. Federal funds wire purchase orders will be accepted only when the Fund and custodian bank are open for business.

Purchase by Electronic Funds Transfer Once an account has been established in any of the Funds, you may purchase additional Select



                                             Aetna Mutual Funds Prospectus  29

Class shares by using Electronic Funds Transfer ("EFT") facilities under the Systematic Investment feature. See "Other Features." EFT will allow you to transfer money between a bank account and a specific Fund. You must elect EFT capability on the application in order to authorize this option.

Purchase by Exchange You may open an account or purchase additional Select Class shares by making an exchange among Select Class shares of any of the Funds of the Company, provided shares of such Fund may be legally sold in your state of residence. An exchange may be made by submitting a written request to make the exchange and specifying the name and account number of your current Fund account, the name of the Fund you wish to exchange into, the amount to be exchanged, and the signatures of all shareholders. Send your request to the address listed above under "Purchase by Mail."

   You may also exchange your Select Class shares by calling 1-800-367-7732. Please provide the Fund names, account number, your Social Security number or taxpayer identification number, account address and the amount to be exchanged. Requests received prior to 4:00 p.m. eastern time will be processed that Business Day.


   You should carefully consider the following before making an exchange:

[filled box] Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.


[filled box] An exchange which represents an initial investment in a Fund must meet the minimum investment requirements described under "Shareholder Services - How to Open an Account."


[filled box] The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Fund account that is not registered identically to the transferring Fund account.

[filled box] Following an investment in a Fund, there is a required eight-day holding period before those shares can be exchanged.

   There is currently no limit on the number of exchanges. However, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than five exchanges out of a Fund per calendar year. In addition, each Fund reserves the right to refuse exchange purchases by any person or group if, in the Investment Adviser's judgment, that Fund would be unable to invest effectively in accordance with its investment objective as a result of such exchange. Each Fund also reserves the right to revise the exchange privilege at any time.

30  Aetna Mutual Funds Prospectus

   You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the transfer agent at the above address or call 1-800-367-7732. The Funds have established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions will be recorded, and you will be asked for certain identifying information.


Your distribution
option can be
changed at any time by calling
1-800-367-7732


Distribution Options When completing an application, you must select one of the following options for dividends and capital gains distributions:


[filled box] Full Reinvestment - Both dividends and capital gains distributions from a Fund will be reinvested in additional Select Class shares of that Fund. This option will be selected automatically unless one of the other options is specified. (Please refer to "Fund Distributions.")


[filled box] Or . . . Capital Gains Reinvestment - Capital gains distributions from a Fund will be reinvested in additional Select Class shares of that Fund and all net income from dividends will be distributed in cash.


[filled box] Or . . . All Cash - Dividends and capital gains distributions will be paid in cash.


   If you select a cash distribution option, you can elect to have distributions automatically invested in Select Class shares of another Fund of the Company.

   If you make no selection, income dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional Select Class shares of that Fund. Distributions paid in shares will be credited to your account at the next determined net asset value per share.

   If you wish to change the manner in which you receive income dividends and capital gains distributions, your notification of such change must be received by the transfer agent at least ten days before the next scheduled distribution.

How to Redeem Shares To redeem all or a portion of the Select Class shares in your account, a redemption request should be submitted as described below. Shares will be redeemed at the net asset value determined as of 4:15 p.m. eastern time on any Business Day so long as the redemption request and all required documentation is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Redemption requests received after 4:00 p.m. will



                                             Aetna Mutual Funds Prospectus  31
be processed at the net asset value determined on the following Business Day.

The Company has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90 day period. To the extent possible, the Company will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Company will weigh the effects on individual nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders. See the SAI for additional information on redemptions in kind.


For help with
redemptions, call
1-800-367-7732


Redeem by Mail Shares of any Fund may be redeemed by sending written instructions to the transfer agent. The instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and the Fund account number. The instructions must be signed by all person(s) required to sign for the Fund account, exactly as the account is registered, and accompanied by a signature guarantee(s). (See "Signature Guarantee" below.) Certain nonindividual shareholders may also be required to furnish copies of a corporate resolution, trust document or other supporting documents.

   Once shares are redeemed, the Fund will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. The Fund(s) may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission.

Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee as described below. A $10.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.

Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions.



32  Aetna Mutual Funds Prospectus

The Funds will waive the signature guarantee requirement for redemption requests for amounts of $10,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.


   The Funds reserve the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

   You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Fund account. If this minimum balance is not maintained due to redemptions, the Fund reserves the right to redeem all of your remaining shares in that account and mail the proceeds to you at the address of record. Shares will be redeemed at net asset value on the day the account is closed. The Fund will give you 60 days notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum.


Information you
will receive


Tax-Deferred Retirement Plans The Funds can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are:


[filled box] IRAs, available to individuals who work and their spouses.


[filled box] 401(k) programs, available to corporations of all sizes to benefit their employees.

Shareholder Information The transfer agent will maintain shareholder accounts. A confirmation statement will be sent to you after every transaction that affects your share balance or account registration. A Form 1099 will also be sent each year by January 31. You will also receive an annual and semiannual report of the Funds. The transfer agent may charge you a fee for special requests such as an historical transcript of your account and copies of cancelled checks.

Consolidated statements reflecting current account values and year-to-date transactions will be sent to you each quarter. All accounts



                                             Aetna Mutual Funds Prospectus  33
identified by the same social security number and address will be consolidated. For example, you could receive a Consolidated Statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by those other shareholders be shown on one Consolidated
Statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one Consolidated Statement.


Other Features

A convenient
way to make
regular
investments


Systematic Investment The Systematic Investment feature, using the EFT capability (see "Shareholder Services--Purchase by Electronic Funds Transfer"), allows you to make automatic monthly investments in any of the Funds. On the application, you may select the amount of money to be moved and the Fund(s) to be invested in. There is no minimum initial cash investment required to open your account if you elect to use the EFT feature. The minimum monthly Systematic Investment is $50 per Fund account. Your application must be received at least 15 business days prior to the first EFT transaction. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your account. Also, a Fund will hold payment of redemption proceeds until a Systematic Investment has cleared, which may take up to 12 calendar days.


For more
information, call
1-800-367-7732


Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Funds. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from your Fund to your designated bank account on a monthly basis. In order to enroll in this plan, you must have a minimum balance of $10,000 in any Fund utilizing this feature. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.


Be sure to
sign up for
checkwriting
services


Checkwriting Service Checkwriting is available with the Money Market Fund. There is currently no charge for this service. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your account. If the amount of the check is greater than the value of your account, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the past 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the Application or


34  Aetna Mutual Funds Prospectus
by calling 1-800-367-7732 for further information. All notices with respect to checks must be given to the transfer agent. The checkwriting service is not available for IRAs or other retirement accounts.


TDD Service Firstar Trust Company, the transfer agent, offers
Telecommunication Device for the Deaf (TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.


Changes to Service The Funds reserve the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.


Cross-Fund Investing


[filled box] Dividend Investing - You may elect to have dividend and/or capital gains distributions automatically invested in one other Select Class Fund account.



[filled box] Systematic Exchange - You may establish an automatic exchange of
             Select Class shares from one Fund account to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "Shareholder Services--Purchase by Exchange" section carefully. There may be tax consequences associated with these exchanges. Please consult your tax adviser.


Cross-Fund Investing may only be made in a Fund account that has been previously established with the Fund's minimum investment. To request either or both of these features, please call 1-800-367-7732 to obtain the appropriate application.

Management of the Funds


   Directors The business affairs of each Fund are managed under the direction of the Board of Directors ("Directors"). The Directors set broad policies for the Company and each Fund. Information about the Directors is found in the SAI.


The Fund's
Investment
Adviser



Investment Adviser ALIAC, the Investment Adviser for each Fund, is a Connecticut corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is registered with the Commission as an investment adviser and currently manages over $22 billion in assets for the Funds, other investment companies and for its general account.



                                             Aetna Mutual Funds Prospectus  35

   Under an investment advisory agreement with each Fund, the Investment Adviser is responsible for managing the assets of each Fund in accordance with its investment objectives and policies subject to the supervision of the Directors.

   The Investment Adviser furnishes all necessary facilities and pays the salaries and other related costs of personnel engaged in providing investment advice to the Funds. It also pays salary, other fees and expenses for Directors and officers of the Company who are employees or affiliated persons of the Investment Adviser.

   The Investment Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of each Fund as follows:


Advisory
Fees


                                 Fee             Assets
 ----------------------------   ------   ------------------------
Money Market Fund               0.400%  On first $500 million
                                0.350%  On next $500 million
                                0.340%  On next $1 billion
                                0.330%  On next $1 billion
                                0.300%  Over $3 billion
 ----------------------------   ------   ------------------------
Government Fund                 0.500%  On first $250 million
                                0.475%  On next $250 million
                                0.450%  On next $250 million
                                0.425%  On next $1.25 billion
                                0.400%  Over $2 billion
 ----------------------------   ------   ------------------------
Bond Fund                       0.500%  On first $250 million
                                0.475%  On next $250 million
                                0.450%  On next $250 million
                                0.425%  On next $1.25 billion
                                0.400%  Over $2 billion
 ----------------------------   ------   ------------------------
Aetna Fund                      0.800%  On first $500 million
                                0.750%  On next $500 million
                                0.700%  On next $1 billion
                                0.650%  Over $2 billion
 ----------------------------   ------   ------------------------
Growth and Income Fund          0.700%  On first $250 million
                                0.650%  On next $250 million
                                0.625%  On next $250 million
                                0.600%  On next $1.25 billion
                                0.550%  Over $2 billion
 ----------------------------   ------   ------------------------
Growth Fund                     0.700%  On first $250 million
                                0.650%  On next $250 million
                                0.625%  On next $250 million
                                0.600%  On next $1.25 billion
                                0.550%  Over $2 billion

36  Aetna Mutual Funds Prospectus

                                 Fee             Assets
 ----------------------------   ------   ------------------------
Small Company Growth Fund       0.850%  On first $250 million
                                0.800%  On next $250 million
                                0.775%  On next $250 million
                                0.750%  On next $1.25 billion
                                0.725%  Over $2 billion
 ----------------------------   ------   ------------------------
International Growth Fund       0.850%  On first $250 million
                                0.800%  On next $250 million
                                0.775%  On next $250 million
                                0.750%  On next $1.25 billion
                                0.700%  Over $2 billion
 ----------------------------   ------   ------------------------
Asian Growth                    1.000%  On first $250 million
                                0.875%  On next $250 million
                                0.850%  On next $250 million
                                0.825%  On next $1.25 billion
                                0.800%  Over $2 billion

   The investment advisory and administrative service fees (see "Administrator" below) applicable to the Aetna Fund, Growth and Income Fund, Growth Fund, Small Company Growth Fund, International Growth Fund and Asian Growth Fund when taken together (before expense reimbursement) are higher than those charged by some other investment advisers to other registered investment companies.

Sub-adviser to
Aetna Series
Fund, Inc.

Sub-Adviser The Investment Adviser has engaged Aeltus as the sub-adviser to the Growth Fund and the Small Company Growth Fund. Aeltus is a Connecticut corporation located at 242 Trumbull Street, Hartford, Connecticut 06156. Aeltus is a wholly owned subsidiary of Aetna Life Insurance Company which is in turn owned by Aetna Life and Casualty Company. Aeltus is registered as an investment adviser with the Commission.

   Under sub-advisory agreements, the sub-adviser is subject to the supervision of the Investment Adviser and the Directors, and is responsible for managing the assets of each of the Funds in accordance with its investment objectives and policies. The sub-adviser pays the salaries and other related costs of its personnel engaged in providing investment advice to the Funds including office space, facilities and equipment.

   The Investment Adviser has overall responsibility for monitoring the investment program maintained by the sub-adviser for compliance with applicable laws and regulations and the respective Fund's investment objective.



                                             Aetna Mutual Funds Prospectus  37

Administrator ALIAC acts as administrator for each Fund and performs certain administrative and internal accounting services, including maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values (except for the International Growth and Asian Growth Funds), shareholder communications and supervising the custodians and transfer agent.

   For these services, each Fund pays ALIAC a monthly fee at an annual rate based on average daily net assets of the Fund as follows: 0.25% on the first $250 million; 0.24% on the next $250 million; 0.23% on the next $250 million; 0.22% on the next $250 million; 0.20% on the next $1 billion; and 0.18% on assets over $2.0 billion.

Principal Underwriter ALIAC is the principal underwriter for the Company. ALIAC may contract with various broker-dealers, including one or more of its affiliates, for distribution of Select Class shares.


Transfer Agent Firstar Trust Company acts as each Fund's transfer and dividend-paying agent. Firstar is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Fund Expenses Each Fund bears the costs of its operations. Expenses directly attributable to a Fund are charged to that Fund. Some expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund and some expenses are allocated equally to each Fund. Fund expenses are set forth in the Fee Tables.

Portfolio Management


The following individuals are primarily responsible for the day-to-day management of the Funds, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Funds.

Money Market Fund, Government Fund and Bond Fund Jeanne Wong-Boehm, Managing Director, ALIAC, has been managing the Money Market Fund and the Bond Fund since January 1992. She has been managing the Government Fund since its inception in January 1994. Ms. Wong-Boehm joined ALIAC in 1983 as a fixed income portfolio analyst, and shortly thereafter assumed portfolio responsibilities for various general account segments within the Aetna group of companies. In 1989 she was also assigned primary responsibility for the money market operations.



38  Aetna Mutual Funds Prospectus

The Aetna Fund John Y. Kim, Chief Investment Officer, ALIAC. Mr. Kim has been managing The Aetna Fund since May 1994. He joined Aetna Life Insurance Company in 1983 as a Bond Analyst and in 1989 he advanced to Senior Investment Officer. In October 1989, Mr. Kim joined ALIAC as Fixed Income Portfolio Manager. He subsequently served as a Vice President of Investor Relations for Aetna Life and Casualty Company ("Aetna") and later became Vice President and Senior Portfolio
Manager for Aetna's Property/ Casualty portfolios. In 1993, John joined Mitchell Hutchins Institutional Investors as Managing Director and Head of Institutional Fixed Income. In 1994 he returned to ALIAC as its Chief Investment Officer.

Growth and Income Fund Kevin Means, Chief Equity Officer, ALIAC, has managed the Growth and Income Fund since July 1994. Mr. Means is responsible for the management of over $6 billion in variable annuity and mutual funds. Mr. Means joined ALIAC in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. At INVESCO, Mr. Means managed mutual funds and institutional accounts. Mr. Means heads a team of portfolio managers who specialize in various asset classes used in the management of the Growth and Income Fund.

International Growth Fund and Asian Growth Fund Vince Fioramonti, International Portfolio Manager, has been the Lead Portfolio Manager for Aetna International Growth Fund and Asian Growth Fund since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several ALIAC investment funds. Mr. Fioramonti joined ALIAC in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988. Kevin Means assists Mr. Fioramonti on country asset allocation and currency hedging policies.


The following Funds are subadvised by Aeltus:


Growth Fund Peter Canoni, Managing Director, Aeltus, has managed the Growth Fund since its inception in January 1994. Mr. Canoni has worked as a fund manager for Aeltus since 1980.

Small Company Growth Fund Thomas DiBella, Investment Officer, Aeltus, has managed the Small Company Growth Fund since its inception in January 1994. Mr. DiBella joined Aetna in 1991 in the equity investment area of Aeltus. He is currently responsible for the management of small capitalization portfolios. Prior to joining Aetna, Mr. DiBella was an investment officer with Bethlehem Steel from 1989 to 1991.



                                             Aetna Mutual Funds Prospectus  39

Fund Distributions

How to
receive
dividends
[filled box] The Money Market Fund declares dividends daily and pays monthly.


[filled box] The Government Fund and the Bond Fund declare and pay dividends monthly.


[filled box] The Aetna Fund and the Growth and Income Fund declare and pay dividends semiannually.

[filled box] The Growth Fund, Small Company Growth Fund, International Growth
             Fund and Asian Growth Fund declare and pay dividends annually.

[filled box] All capital gains distributions, if any, are paid on an annual basis.

   Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Fund. Capital gains distributions are derived from each Fund's realized long-term capital gains. The per share dividends and distributions of Select Class shares will be higher than the per share dividends and distributions of the Adviser Class as a result of the distribution fees and service fees applicable to the Adviser Class.


   Money Market Fund shares begin to accrue dividends the next Business Day after they are purchased; a redemption will include dividends declared through the redemption date.

   Both income dividends and capital gains distributions are paid by each Fund on a per-share basis. As a result, at the time of such payment, the net asset value per share of a Fund (except the Money Market Fund) will be reduced by the amount of such payment.


Net Asset Value

Pricing
your Fund


The net asset value per share ("NAV") of each Fund is determined as of 4:15 p.m. eastern time on each day that the NYSE is open for trading. Except for the Money Market Fund, the NAV is computed by dividing the total value of a Fund's securities, plus any cash or other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding.

   Portfolio securities are valued primarily on the basis of market quotations. All other assets, including restricted securities and other securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined, from time to time, under the authority of the Directors.


   The Money Market Fund's portfolio securities are valued by the amortized cost method of valuation. The Money Market Fund's use of

40  Aetna Mutual Funds Prospectus
amortized cost is part of its effort to maintain a constant net asset value of $1.00 per share.

Taxes

Form 1099-DIV
will be mailed
to you in January


Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to the SAI for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax adviser.

Shareholder Distributions The Company intends to qualify for treatment under Subchapter M of the Code. Therefore, the Funds will distribute all of their net income and gains to shareholders. Such distributions will be taxable to the shareholders and not the Funds. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have owned your shares. Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Depending on a Fund's investments, part or all of ordinary income dividends could be treated as: (1) "U.S. Government Interest Dividends" which are exempt from state and local taxes in some jurisdictions or (2) "Qualifying Dividends" which for eligible corporate shareholders qualify for the corporate dividends-received deduction. Dividends paid by the Government Fund may be U.S. Government Interest Dividends. Substantially all dividends paid by the Growth and Income Fund, and, to a lesser degree, the Aetna Fund, the Growth Fund and the Small Company Growth Fund will be Qualifying Dividends for which eligible corporate shareholders may claim a partial deduction.


   Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. The International Growth and Asian Growth Funds may elect to "pass through" foreign taxes paid in order to permit shareholders to claim a credit or deduction, if more than 50% of the value of such Fund's assets at the close of a taxable year consist of stock or securities of foreign corporations.


   A Fund's distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in December to shareholders of record on a date in December and paid in January of the following year are taxable as if paid on December 31 of the year of declaration. Each Fund will send a statement to shareholders by January 31 indicating the tax status of distributions



                                             Aetna Mutual Funds Prospectus  41
made during the previous year, and any foreign taxes "passed-through" to shareholders.

Buying a Dividend If you buy shares of a Fund (other than the Money Market
Fund) just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Fund will be treated as a taxable long-term or short-term capital gain or loss. Please see the SAI for information regarding any limitation on deductibility of such losses.


Tax Withholding When you fill out your application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the Internal Revenue Service ("IRS"). If you are subject to backup withholding, or fail to properly certify your taxpayer identification number, the IRS can require a Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.

General Information

Articles of Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation ("Articles") provide for the issuance of multiple series of shares each representing a portfolio of investments with different investment objectives, policies and restrictions. The Company currently offers 12 series of Funds, nine of which are described in this Prospectus.

Share Classes Each Fund offers shares of common stock currently classified into two classes, Select Class shares and Adviser Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charge, if any, for each class;
(b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the Funds. The Directors continue to consider whether any such conflicts exist and, if so, will take appropriate action.

   The Company has obtained a ruling from the IRS with respect to the Funds described in this Prospectus to the effect that differing distributions among the classes of its shares will not result in a Fund's dividends or other distributions being regarded as "preferential dividends" under the Code. For additional information, see the SAI.



42  Aetna Mutual Funds Prospectus

Capital Stock The Articles currently authorize the issuance of 4.8 billion shares of capital stock of the Company. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.

   As of January 31, 1996, the following shares of the Company were owned by ALIAC and its affiliates:

                                        ALIAC
                                ----------------------
                                 Select      Adviser
                                ---------   ----------
Money Market Fund                119,499            0
Government Fund                  714,990            0
Bond Fund                         76,449      209,998
The Aetna Fund                    12,013            0
Growth and Income Fund            11,347            0
Growth Fund                      950,612            0
Small Company Growth Fund      2,446,721            0
International Growth Fund         11,702    1,912,492
Asian Growth Fund                467,409            0
Aetna Ascent                   1,840,324            0
Aetna Crossroads               1,791,527            0
Aetna Legacy                   1,826,236            0

                              Aetna Life Insurance Company
                                ----------------------
                                 Select      Adviser
                                ---------   ----------
Asian Growth Fund              2,066,778        0



   All shares were acquired for investment and can be disposed of only by redemption. ALIAC and its affiliates may make additional investments into the Funds.

Shareholder Meetings The Company is not required and does not intend to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Fund's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Company. Voting rights are not cumulative. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one Fund or one class of shares.


Payments to Dealers From time to time, ALIAC or its affiliates may make payments (up to 0.25%, computed on an annualized basis, of

                                             Aetna Mutual Funds Prospectus  43
average monthly account values) to other dealers and/or their agents who sell Select Class shares or who provide shareholder services to you. These payments are made from the resources of the paying entity so the price you pay for Select Class shares and the value of your investment will be unaffected.

Performance Data


The Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. These may include the Standard & Poor's 500 Stock Index ("S&P 500"); Shearson Lehman Aggregate Bond Index; Dow Jones Industrial Average ("DJIA"); Lipper Analytical Services, Inc.; IBC/Donoghue's Taxable MFA; the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index; and the Morgan Stanley Capital International Far East Free ("FEF ex. Japan") Index.



44  Aetna Mutual Funds Prospectus

Appendix A--Glossary of Investment Terms


This glossary describes some of the securities used by the Funds. Further information is available in the SAI:


Banker's Acceptance A banker's acceptance is a time draft drawn on and accepted by a bank and is customarily used by corporations as a means of financing payment for traded goods. When a draft is accepted by a bank, the bank guarantees to pay the face value of the debt at maturity.


Certificates of Deposit For large deposits not withdrawable on demand, banks issue certificates of deposit ("CDs") as evidence of ownership. CDs are usually negotiable and traded among investors such as mutual funds and banks.


Commercial Paper Commercial paper is unsecured short-term debt instruments issued by companies or banks with a maturity ranging from two to 270 days.


Eurodollars Eurodollars are U.S. dollars held in banks outside the United States, mainly in Europe but also in other countries, and are commonly used for the settlement of international transactions. There are many types of Eurodollar securities including Eurodollar CDs and bonds; these securities are not registered with the Commission. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions.


High Risk, High-Yield Securities Bonds of low quality security backing rated BB or below by Standard & Poor's Corp. or Ba or below by Moody's Investors Service, Inc., or other agencies, or, if unrated, considered by the Investment Adviser to be of comparable quality. These bonds are often called "junk bonds" because of the greater possibility of default.



Pay-in-Kind Bonds Pay-in-kind bonds are bonds that pay all or a portion of their interest through the issuance of additional bonds.


Repurchase Agreements A repurchase agreement or "repo" is an agreement between a seller and buyer, usually of U.S. Government securities, to sell and subsequently repurchase securities at a fixed price on a future date. The primary attraction of repurchase agreements is the flexibility of maturities.

                                             Aetna Mutual Funds Prospectus  45

U.S. Government Derivatives A Fund may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Fund may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

U.S. Government Securities Securities issued by the U.S. Government and its agencies.

Direct Obligations of the U.S. Government are:

  Treasury Bills - issued with short maturities (one year or less) and priced at a discount to face value. The income for investors is the difference between the purchase price and the face value.

  Treasury Notes - intermediate-term securities with maturities of between one to ten years. Income to investors is paid in semiannual interest payments.


  Treasury Bonds - long-term debt instruments with maturities from ten years to up to thirty years. Income is paid to investors on a semi-annual basis.


   In addition, U.S. Government Agencies issue debt securities to finance activities for the U.S. Government. These agencies include among others the Federal Home Loan Bank, Federal National Mortgage Association ("FNMA" or "Fannie Mae"), Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Export-Import Bank and the Tennessee Valley Authority.

   Not all agencies are backed by the full faith and credit of the United States; for example the FNMA may borrow money from the U.S. Treasury only under certain circumstances. There is no guarantee that the government will support these types of securities and they therefore involve more risk than direct government obligations.

Variable Rate Instruments A variable or floating rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.

Yankee Bonds A bond issued in the United States by foreign countries, corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches of foreign banks.

46  Aetna Mutual Funds Prospectus

Zero Coupon Bonds Bonds issued at a deep discount to face value. These bonds pay no interest but are redeemed at full face value. The price of zero coupon bonds are more volatile than bonds which pay interest but are rated on the same principles as all fixed-income investments.

   The Funds also use some of the following securities to manage risk and volatility:


Call Option The right to buy a security, currency or stock index at a stated price, or strike price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.

Convertible Stock Corporate securities, which may be either bonds or preferred shares, that can be exchanged for shares at a fixed price.

Covered Call Options A call option backed by the securities underlying the option. The owner of a security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security.


Futures Contracts to buy securities, currencies or stock indexes in the future at a price agreed in advance. A futures contract obliges the buyer to purchase the security and the seller to sell it, unlike an option where the buyer can choose whether or not to exercise the option.

Preferred Stock Shares which pay a fixed dividend, in contrast to common stock whose dividends depend on the profits of the company.


Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the market price falls below the strike price; if not, the option expires worthless.

Warrants A security, normally offered with bonds or preferred stock, that entitles investors to buy shares at a prescribed price within a named or stated period to perpetuity. The time period is usually longer than that of a call option.



                                             Aetna Mutual Funds Prospectus  47

Appendix B--Description of Corporate Bond Ratings


Moody's Investors Service, Inc.

"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.


"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking;



48  Aetna Mutual Funds Prospectus
and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



                                             Aetna Mutual Funds Prospectus  49

[Aetna logo]   Aetna Series Fund, Inc.
               151 Farmington Avenue
               Hartford, CT 06156-8962

               1-800-367-7732

               Investment Adviser
               Aetna Life Insurance and Annuity Company
               151 Farmington Avenue
               Hartford, CT 06156

               Custodians
               Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, PA 15258

               Brown Brothers Harriman & Company
               40 Water Street
               Boston, MA 02109

               Transfer Agent
               Firstar Trust Company
               P.O. Box 701
               Milwaukee, WI 53201-0701

               Independent Auditors
               KPMG Peat Marwick LLP
               CityPlace II
               Hartford, CT 06103-4103

               This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                  ------------
                                                  BULK RATE
                                                  U.S. Postage
                                                  PAID
                                                  Boston, MA
                                                  Permit No. 9
                                                  ------------



                                                                          Income

                                                         Aetna Money Market Fund

                                                           Aetna Government Fund

                                                                 Aetna Bond Fund



                                                               Growth and Income

                                                                  The Aetna Fund

                                                    Aetna Growth and Income Fund



                                                                          Growth

                                                               Aetna Growth Fund

                                                 Aetna Small Company Growth Fund

                                                 Aetna International Growth Fund

                                                         Aetna Asian Growth Fund



[Recycle Logo] printed on recycled paper

PROS.SERSEL-1

Income  o-----------------------------------------------------o  Growth

Aetna Mutual Funds


                                                                   Adviser Class

                                                                   March 1, 1996







                                                                      Prospectus
                                                                          begins
                                                                       on page 1


                                                                    [Aetna Logo]

Adviser Class

                                                                         Aetna
                                                                  Mutual Funds
                                                                    Prospectus


(Aetna logo)
March 1, 1996



Aetna Series Fund, Inc. (the "Company") is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (collectively, the "Funds," or individually, a "Fund") with different investment objectives, policies and restrictions. Currently, each Fund is authorized to offer two classes of shares, the Adviser Class and the Select Class.



This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. A Statement of Additional Information ("SAI") dated March 1, 1996 containing additional information about the Funds has been filed with the Securities and Exchange Commission ("Commission") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc. at 151 Farmington Avenue, Hartford, Connecticut 06156-8962, or ask your representative.



This Prospectus is for investors eligible to purchase Adviser Class shares. A separate Prospectus is available for investors eligible to purchase Select Class shares. Sales charges, expenses and performance will vary with respect to each class.



Investment Objectives



Aetna Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.



Although the Money Market Fund will strive to maintain a $1.00 net asset value per share, there is no assurance that it will be able to do so. Investments in this Fund are neither insured nor guaranteed by the U.S. Government.



Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



Aetna Bond Fund seeks to provide high total return (i.e., income and capital appreciation), consistent with reasonable risk, primarily through investment in a diversified portfolio of high-quality corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments; the Aetna Fund may involve less investment risk than a portfolio consisting entirely of common stocks.

Aetna Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.



Aetna Growth Fund seeks growth of capital through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer growth potential.



Aetna Small Company Growth Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.



Aetna International Growth Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America.



Aetna Asian Growth Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks principally traded in countries in Asia excluding Japan.



LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

 Highlights                                         4
Fee Tables                                          6
Financial Highlights                               10
Description of the Funds                           14
Risk Factors and Other Considerations              20
Investment Restrictions                            25
Shareholder Services                               25
Other Features                                     31
Cross-Fund Investing                               32
Fees and Charges                                   33
Management of the Funds                            34
Portfolio Management                               38
Fund Distributions                                 39
Net Asset Value                                    40
Taxes                                              40
General Information                                42
Performance Data                                   44
Appendix A--Glossary of Investment Terms           45
Appendix B--Description of Corporate Bond
  Ratings                                          48

                                              Aetna Mutual Funds Prospectus  3

   Highlights

What is a Mutual Fund and What are its Advantages? A mutual fund is an investment company that buys and sells securities on behalf of individuals sharing common financial goals. Mutual funds allow you to pool your money with others, to spread risk through diversification and to benefit from professional management. You have immediate access to your money simply by writing a letter or, in the case of the Aetna Money Market Fund, by writing a check.

What Funds are Offered? The Company currently offers the following Funds through this Prospectus, each with its own objective and policies and all of which are diversified portfolios under the Investment Company Act of 1940 (the "1940 Act").



(box) Aetna Money Market Fund - a portfolio consisting of high-quality money market instruments



(box) Aetna Government Fund - a portfolio of U.S. Government securities



(box) Aetna Bond Fund - a portfolio primarily of high-quality corporate and U.S. Government securities



(box) The Aetna Fund - a flexible portfolio of stocks, bonds and money market instruments



(box) Aetna Growth and Income Fund - a common stock portfolio



(box) Aetna Growth Fund - a common stock portfolio of companies believed to have potential for growth



(box) Aetna Small Company Growth Fund - a common stock portfolio of companies with smaller market capitalizations



(box) Aetna International Growth Fund - a common stock portfolio of companies principally traded outside North America



(box) Aetna Asian Growth Fund - a common stock portfolio of companies traded in Asia excluding Japan



Risk Factors The different types of securities purchased and investment techniques used by a Fund involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the company and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the credit worthiness of the issuer. In addition, foreign securities have currency risk. For more information, see "Risk Factors and Other Considerations."



What is the Adviser Class of Shares? Each Fund has two classes of shares:
Adviser Class shares, which are offered primarily to the general public, and Select Class shares, which are offered principally to institutions.



   Adviser Class shares (except for certain purchases of Money Market Fund shares--see "Contingent Deferred Sales Charge" for details)



4  Aetna Mutual Funds Prospectus
are subject to a contingent deferred sales charge ("CDSC"). The maximum CDSC is 1.0% (see "Contingent Deferred Sales Charge" for details), declining by 0.25% each year after the date of purchase to zero, so that no charge is imposed on shares purchased over four years prior to redemption. Adviser Class shares of each Fund are also subject to an annual service fee of 0.25% (0.10% for the Money Market Fund) and (except for the Money Market Fund) an annual distribution fee of 0.50% of the value of average daily net assets. See "Fees and Charges" for more information.



How Can I Purchase Shares? You may purchase Adviser Class shares by completing an application and sending it as disclosed under "Shareholder Services." Your initial purchase must be for a minimum of $1,000 for each Fund with a minimum of $500 for Individual Retirement Accounts ("IRA"). We also offer a systematic investment program that enables investors to purchase shares on a regular basis. Please refer to "Shareholder Services" and "Other Features" for complete details.


When Can I Redeem Shares? Shares may be redeemed on each day the New York Stock Exchange, Inc. (NYSE) is open for business. Adviser Class shares are redeemable at net asset value less any applicable CDSC. See "Shareholder Services" for more information.


Who is the Investment Adviser? Aetna Life Insurance and Annuity Company ("ALIAC") is the investment adviser to each Fund ("Investment Adviser"). ALIAC is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company.



   Aeltus Investment Management, Inc. ("Aeltus"), an affiliate of ALIAC, is the sub-adviser to the Growth Fund and the Small Company Growth Fund.


   Please refer to "Management of the Funds" for further information.


What if I have further questions? Shareholders in the Funds enjoy a high level of personalized service. Please call your representative for details or refer to "Shareholder Services" for additional information.



                                              Aetna Mutual Funds Prospectus  5

Fee Tables


The following is provided to assist you in understanding the various charges and expenses that you would bear directly or indirectly as an investor in the Funds. A complete description of these charges and expenses starts on page 33.



                                Adviser Class
                       Shareholder Transaction Expenses

                                            Deferred Sales     Sales Charge
                            Sales Charge       Charge on       on Dividend
                            on Purchases    Redemptions(1)     Reinvestment     Exchange Fee
 -----------------------   --------------   ---------------   --------------   ---------------
Money Market                    None              1.0%             None             None
Government                      None              1.0%             None             None
Bond                            None              1.0%             None             None
Aetna Fund                      None              1.0%             None             None
Growth and Income               None              1.0%             None             None
Growth                          None              1.0%             None             None
Small Company Growth            None              1.0%             None             None
International Growth            None              1.0%             None             None
Asian Growth                    None              1.0%             None             None



(1)The contingent deferred sales charge set forth in the above table is the maximum redemption charge imposed on Adviser Class shares. Direct purchases into the Money Market Fund are not subject to a sales charge on redemption. Investors may pay charges less than 1.0%, depending on the length of time the shares are held. Adviser Class shares of each Fund other than the Money Market Fund are also subject to an annual distribution fee of 0.50% and an annual service fee of 0.25% (0.10% for Money Market Fund) of the value of average daily net assets of the Adviser Class. See "Fees and Charges."



                                Adviser Class
                        Annual Fund Operating Expenses
                (as a percentage of average daily net assets)

                                                                                      Total Fund
                                                                    Other             Operating
                         Management/                               Expenses            Expenses
                         Advisory Fee   Administrative              (after            (after fee
                          (after fee      Fee (after    12b-1      expense          waiver/expense
                           waiver)       fee waiver)     Fee    reimbursement)      reimbursement)
 ---------------------   -------------   -------------   -----   -------------   ---------------------
Money Market                 0.00%           0.07%       0.00%       0.23%               0.30%
Government                   0.00%           0.15%       0.50%       0.80%               1.45%
Bond                         0.19%           0.25%       0.50%       0.56%               1.50%
Aetna Fund                   0.80%           0.25%       0.50%       0.50%               2.05%
Growth and Income            0.69%           0.25%       0.50%       0.41%               1.85%
Growth                       0.70%           0.25%       0.50%       0.60%               2.05%
Small Company Growth         0.85%           0.25%       0.50%       0.64%               2.24%
International Growth         0.85%           0.25%       0.50%       0.65%               2.25%
Asian Growth                 0.54%           0.25%       0.50%       1.01%               2.30%



From time to time, the Investment Adviser may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Fund and to reimburse some or all of a particular Fund's Other Expenses. Such fee waiver/expense reimbursement arrangements will increase a Fund's total return and may be modified or terminated at any time.



The expenses shown above are based on the year ended October 31, 1995 and reflect the most current fee waiver/expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are in effect for the Money Market Fund, the Government Fund, the Bond Fund and the Asian Growth Fund. These arrangements currently limit the Total Fund Operating Expenses for these Funds at the amounts shown above. Without these arrangements, expenses would have been as follows: Money Market Fund's Management/Advisory Fees, Administrative Fees, Other Expenses and Total Fund Operating Expenses would have been 0.40%, 0.25%, 0.33%, and 0.98%, respectively; Government Fund's Management/Advisory Fees, Administrative Fees and Total Fund Operating Expenses would have been 0.50%, 0.25%, and 2.05%, respectively; Bond Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 0.50% and 1.81%, respectively; and Asian Growth Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 1.00% and 2.50%, respectively (2.76% actual total expense reduced to comply with California state law).



6  Aetna Mutual Funds Prospectus

                                Adviser Class
                                   Example

Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and either redemption at the end of each of the periods shown or no redemption:

                                           1 Year   3 Years   5 Years    10 Years
 ----------------------------------------   ------   -------   -------   ---------
Money Market*
 Redemption at end of each time period       $ 3      $10       $ 17       $ 38
 No Redemption                                 3       10         17         38
Government
 Redemption at end of each time period        25       51         79        174
 No Redemption                                15       46         79        174
Bond
 Redemption at end of each time period        25       52         82        179
 No Redemption                                15       47         82        179
Aetna Fund
 Redemption at end of each time period        31       69        110        238
 No Redemption                                21       64        110        238
Growth and Income
 Redemption at end of each time period        29       63        100        217
 No Redemption                                19       58        100        217
Growth
 Redemption at end of each time period        31       69        110        238
 No Redemption                                21       64        110        238
Small Company Growth
 Redemption at end of each time period        33       75        120        257
 No Redemption                                23       70        120        257
International Growth
 Redemption at end of each time period        33       75        120        258
 No Redemption                                23       70        120        258
Asian Growth
 Redemption at end of each time period        33       77        123        264
 No Redemption                                23       72        123        264



This example should not be considered an indication of past or future expenses. Actual expenses may be greater or less than those shown. This example reflects, among other things, the application of the maximum Deferred Sales Charge imposed on Adviser Class shares.



*These numbers do not reflect a Contingent Deferred Sales Charge since a Deferred Sales Charge is only applied to proceeds from Money
Market Fund share redemptions when the shares were purchased through an exchange from another Fund and the Deferred Sales Charge has been deferred. (See "Fees and Charges--Contingent Deferred Sales Charge.")


                                              Aetna Mutual Funds Prospectus  7

                Select Class Shareholder Transaction Expenses



Select Class shares are not subject to Shareholder Transaction Expenses which include sales charges on purchases, deferred sales charges on redemptions, sales charges on dividend reinvestments and exchange fees.



                                 Select Class
                        Annual Fund Operating Expenses
                (as a percentage of average daily net assets)

                                                                             Total Fund
                                                                              Operating
                         Management/                                          Expenses
                         Advisory Fee      Administrative                (after fee waiver/
                          (after fee            Fee            Other           expense
                           waiver)       (after fee waiver)   Expenses     reimbursement)
 ---------------------   -------------  -------------------    --------   -------------------
Money Market                 0.00%              0.07%           0.23%           0.30%
Government                   0.00%              0.15%           0.55%           0.70%
Bond                         0.19%              0.25%           0.31%           0.75%
Aetna Fund                   0.80%              0.25%           0.25%           1.30%
Growth and Income            0.69%              0.25%           0.16%           1.10%
Growth                       0.70%              0.25%           0.35%           1.30%
Small Company Growth         0.85%              0.25%           0.39%           1.49%
International Growth         0.85%              0.25%           0.40%           1.50%
Asian Growth                 0.54%              0.25%           0.76%           1.55%



From time to time, the Investment Adviser may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Fund and to reimburse some or all of a particular Fund's Other Expenses. Such fee waiver/expense reimbursement arrangements will increase a Fund's total return and may be modified or terminated at any time.



The expenses shown above are based on the year ended October 31, 1995 and reflect the most current fee waiver/ expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are in effect for the Money Market Fund, the Government Fund, the Bond Fund and the Asian Growth Fund. These arrangements currently limit the Total Fund Operating Expenses for these Funds at the amounts shown above. Without these arrangements, expenses would have been as follows: Money Market Fund's Management/Advisory Fees, Administrative Fees and Total Fund Operating Expenses would have been 0.40%, 0.25%, and 0.88%, respectively; Government Fund's Management/Advisory Fees, Administrative Fees and Total Fund Operating Expenses would have been 0.50%, 0.25%, and 1.30%, respectively; Bond Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 0.50% and 1.06%, respectively; and Asian Growth Fund's Management/Advisory Fees and Total Fund Operating Expenses would have been 1.00% and 2.01%, respectively.



8  Aetna Mutual Funds Prospectus

                                  Select Class
                                     Example

Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                        1 Year   3 Years   5 Years    10 Years
 ---------------------   ------   -------   -------   ---------
Money Market              $ 3      $10       $17        $ 38
Government                  7       22        39          87
Bond                        8       24        42          93
Aetna Fund                 13       41        71         157
Growth and Income          11       35        61         134
Growth                     13       41        71         157
Small Company Growth       15       47        81         178
International Growth       15       47        82         179
Asian Growth               16       49        84         185



This example should not be considered an indication of past or future expenses. Actual expenses may be greater or less than those shown.



As noted above, each Fund has two classes, Adviser Class and Select Class. Because the expenses and sales charges vary between the classes, the performance of each class will vary. Registered representatives may receive different levels of compensation when selling shares of the Fund's classes. Additional information regarding each Fund's classes may be obtained by calling your representative or 1-800-367-7732.



                                              Aetna Mutual Funds Prospectus  9

Financial Highlights

(for one outstanding share throughout each period)


The selected data presented below for, and as of the end of, each of the periods listed are derived from the financial statements of Aetna Series Fund, Inc., which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of, and for the year ended October 31, 1995 and the independent auditors' report thereon, are included in the SAI.


                                                         Adviser Class Shares+


                                                              Net
                                                         Realized and
                                Net Asset                  Change in        Total     Dividends      Dividends
                                  Value        Net        Unrealized        from       from Net    in Excess of
                                Beginning   Investment    Gain (Loss)    Investment  Investment   Net Investment
                                of Period     Income    on Investments   Operations     Income        Income
                                 ---------   ---------   --------------   ----------   ---------   --------------
Money Market Fund
Year Ended October 31, 1995     $ 1.00      $0.06         $ 0.00         $ 0.06       $(0.06)        $0.00
Period from April 15, 1994--
  October 31, 1994                1.00       0.03           0.00           0.03        (0.03)         0.00
Government Fund
Year Ended October 31, 1995       9.41       0.60           0.56           1.16        (0.57)         0.00
Period from April 15, 1994--
  October 31, 1994                9.67       0.24          (0.24)          0.00        (0.26)         0.00
Bond Fund
Year Ended October 31, 1995       9.58       0.56           0.66           1.22        (0.53)         0.00
Period from April 15, 1994--
  October 31, 1994                9.92       0.28          (0.35)         (0.07)       (0.27)         0.00
The Aetna Fund
Year Ended October 31, 1995      10.62       0.23           1.91           2.14        (0.42)         0.00
Period from April 15, 1994--
  October 31, 1994               10.54       0.19           0.00           0.19        (0.11)         0.00



+ The Company commenced offering Adviser Class shares on April 15, 1994.
  Prior to that date, the Company offered only Select Class shares. The Government Fund, Growth Fund, Small Company Growth Fund and Asian Growth Fund commenced operations on January 2, 1994.



* The Total Return percentage does not reflect the Contingent Deferred Sales Charge imposed on Adviser Class shares. Inclusion of this charge would reduce the total return figures.



** Annualized for periods less than one year.



Per share data calculated using average number of shares outstanding throughout the period.



Additional information about the performance of Aetna Series Fund, Inc. is contained in the Annual Report dated October 31, 1995. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Company at the address listed on the cover of this Prospectus or by calling 1-800-367-7732.



10  Aetna Mutual Funds Prospectus

                                                                                            Ratio of
                                                                                               Net
                                                                                           Investment
                                                                               Ratio of      Income
                                                                                 Net         Before
                                                                              Investment   Reimburse-
                                                 Ratio of                      Expense        ment
                                                  Total         Ratio of        Before         and
Distributions    Net              Net Assets     Invest-      Net Invest-     Reimburse-     Waiver
    from        Asset               End of         ment           ment           ment          to
  Realized      Value               Period       Expenses      Income to      and Waiver     Average
   Gain on     End of   Total        (in        to Average      Average       to Average       Net      Portfolio
 Investments   Period  Return*    thousands)   Net Assets**   Net Assets**   Net Assets**   Assets**    Turnover
 ------------  ------  -------    -----------   ------------  ------------   ------------   ---------  ---------
$0.00          $ 1.00    5.95%     $78,726         0.26%          5.79%          0.87%        5.19%         N/A

 0.00            1.00    2.41%      47,350         0.21%          4.27%          0.92%        3.67%         N/A

 0.00           10.00   12.60%         405         1.51%          6.02%          2.11%        5.42%      117.31%

 0.00            9.41   (0.06)%        151         1.28%          4.68%          2.11%        3.85%       43.63%

 0.00           10.27   13.28%       7,340         1.50%          5.91%          1.82%        5.60%       56.99%

 0.00            9.58   (0.68)%     25,405         1.49%          5.36%          1.81%        5.04%       51.80%

 0.00           12.34   18.32%       1,362         2.04%          2.61%          2.07%        2.58%      129.05%

 0.00           10.62    1.84%      26,396         1.87%          1.90%          2.06%        1.67%       86.10%


                                             Aetna Mutual Funds Prospectus  11

(for one outstanding share throughout each period)

                                                         Adviser Class Shares+


                                                             Net
                                                         Realized and
                                                          Change in
                                Net Asset                 Unrealized       Total     Dividends      Dividends
                                  Value        Net       Gain (Loss)       from       from Net    in Excess of
                                Beginning   Investment        on        Investment   Investment  Net Investment
                                of Period     Income     Investments    Operations     Income        Income
                                 ---------   ---------   -------------   ----------   ---------   --------------
Growth and Income Fund
Year Ended October 31, 1995       $11.08      $ 0.12        $ 2.31        $ 2.43       $(0.08)        $0.00
Period from April 15, 1994--
   October 31, 1994                10.75        0.11          0.30          0.41        (0.08)         0.00
Growth Fund
Year Ended October 31, 1995        10.74       (0.06)         3.00          2.94        (0.05)         0.00
Period from April 15, 1994--
   October 31, 1994                10.26       (0.02)         0.50          0.48         0.00          0.00
Small Company Growth Fund
Year Ended October 31, 1995        10.35       (0.11)         3.15          3.04         0.00          0.00
Period from April 15, 1994--
   October 31, 1994                10.24       (0.04)         0.15          0.11         0.00          0.00
International Growth Fund
Year Ended October 31, 1995        11.51        0.03         (0.20)        (0.17)       (0.27)         0.00
Period from April 15, 1994--
   October 31, 1994                11.24        0.01          0.26          0.27         0.00          0.00
Asian Growth Fund
Year Ended October 31, 1995         9.46        0.03         (1.13)        (1.10)       (0.03)         0.00
Period from April 15, 1994--
   October 31, 1994                 8.56       (0.01)         0.91          0.90         0.00          0.00



+The Company commenced offering Adviser Class shares on April 15, 1994. Prior to that date, the Company offered only Select Class shares. The Government Fund, Growth Fund, Small Company Growth Fund and Asian Growth Fund commenced operations on January 2, 1994.



* The Total Return percentage does not reflect the Contingent Deferred Sales Charge imposed on Adviser Class shares. Inclusion of this charge would reduce the total return figures.



**Annualized for periods less than one year.



Per share data calculated using average number of shares outstanding throughout the period.



Additional information about the performance of Aetna Series Fund, Inc. is contained in the Annual Report dated October 31, 1995. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Company at the address listed on the cover of this Prospectus or by calling 1-800-367-7732.



12  Aetna Mutual Funds Prospectus

                                                                                            Ratio of
                                                                                              Net
                                                                                           Investment
                                                                              Ratio of       Income
                                                                                 Net         Before
                                                 Ratio of                    Investment    Reimburse-
                                                   Total                       Expense        ment
                                                  Invest-       Ratio of       Before         and
Distributions    Net               Net Assets      ment       Net Invest-    Reimburse-      Waiver
    from        Asset                End of      Expenses         ment          ment           to
  Realized      Value                Period     to Average     Income to     and Waiver     Average
   Gain on     End of    Total        (in           Net         Average      to Average       Net      Portfolio
 Investments   Period   Return*    thousands)    Assets**     Net Assets**  Net Assets**    Assets**    Turnover
 ------------  ------  --------    -----------   -----------  ------------   ------------   ---------   ---------
$0.00          $13.43    21.90%     $ 2,217        1.84%          1.14%         1.84%         1.14%      127.43%

 0.00           11.08     3.71%       5,740        2.32%          1.74%         2.42%         1.65%       54.13%

 0.00           13.63    27.92%       1,727        2.03%         (0.47)%        2.14%        (0.58)%     171.75%

 0.00           10.74     4.58%         417        1.72%         (0.25)%        2.17%        (0.71)%     120.32%

 0.00           13.39    29.44%       1,285        2.23%         (0.89)%        2.30%        (0.97)%     156.43%

 0.00           10.35     0.98%         205        1.78%         (0.72)%        2.14%        (1.07)%     116.28%

(0.48)          10.59    (0.81)%     26,464        2.12%          0.27%         2.25%         1.98%       32.91%

 0.00           11.51     2.40%      26,647        2.27%          0.17%         2.41%         0.02%       81.67%

 0.00            8.33   (12.11)%        687        1.90%          0.31%         2.72%        (0.50)%      64.97%

 0.00            9.46    10.51%         314        1.42%         (0.24)%        1.73%        (0.55)%      65.50%


                                             Aetna Mutual Funds Prospectus  13

Description of the Funds


Each Fund is a diversified, management investment company under the 1940 Act. Each has an investment objective which is a fundamental policy and may not be changed without the vote of a majority of the holders of that Fund's outstanding shares. There can be no assurance that the Funds will meet their investment objectives. Each Fund is subject to investment restrictions described in this Prospectus and in the SAI, some of which are fundamental policies. No fundamental investment policy may be changed without shareholder approval.



   A glossary describing various investment terms relating to securities that may be held by the Funds is contained in Appendix A.


Aetna Money Market Fund

Investment Objective The Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Description of Money Market Fund


Investment Policy The Money Market Fund invests in U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks (providing the issuing bank has reported assets in excess of $5 billion and meets strict capital and profitability criteria), finance company commercial paper, corporate commercial paper (including variable-rate instruments), discounted notes of domestic banks, domestic banker's acceptances eligible for discounting at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, repurchase agreements, corporate bonds and notes and other debt instruments. The Fund may purchase securities on a when-issued or delayed-delivery basis. All investments will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 days or less. Any foreign securities or obligations will be U.S. dollar denominated.



   The Money Market Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one rating agency has rated the security). High-quality securities may also include unrated securities if the Investment Adviser determines the security to be of comparable quality. The remainder of the Money Market Fund's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if the Investment Adviser determines the security to be of comparable quality. With respect to these securities, the Money Market Fund will not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of any one issuer.



14  Aetna Mutual Funds Prospectus

   The Money Market Fund will use nationally recognized rating agencies such as Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings. All investments will be determined to present minimal credit risks.


   The Money Market Fund's dollar weighted average maturity will not exceed 90 days. Although the Investment Adviser will use its best efforts to maintain a constant net asset value of $1.00 per share, there can be no assurance that the net asset value will not vary.

Aetna Government Fund

Investment Objective The Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Description of Government Fund



Investment Policy The Government Fund invests at least 65% of its assets in direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or in indirect obligations of the U.S. Government, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association ("SLMA").


The Government Fund may also invest in repurchase agreements collateralized by U.S. Government agency securities, STRIPs, zero coupon bonds and options and futures contracts.

Aetna Bond Fund

Investment Objective The Bond Fund seeks to provide high total return (i.e., income and capital appreciation), consistent with reasonable risk, primarily through investment in a diversified portfolio of high-quality corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Description of
Bond Fund



Investment Policy The Bond Fund will normally invest at least 65% of its total assets in high-quality corporate bonds, mortgage-related and other asset-backed and debt securities, and securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such securities will be rated AA or above by Standard & Poor's, Aa or above by Moody's, similarly rated by other nationally recognized



                                             Aetna Mutual Funds Prospectus  15
statistical rating organizations, or be considered by the Investment Adviser to be of comparable quality. The Fund will not target any given maturity, thus giving it flexibility to invest in short and long- term securities as market conditions change. The Bond Fund may also invest in repurchase agreements, equity securities (not to exceed 5% of total assets) and securities issued by any foreign corporation or instrumentality or political subdivision of foreign governments (not to exceed 25% of total assets). The Bond Fund may also purchase securities on a when-issued or delayed-delivery basis.



Additionally, the Bond Fund may invest in commercial paper and other short-term investments, including variable-rate instruments, all having a maturity of less than one year, and in debt securities with equity features, convertibles, and straight debt securities.



The Bond Fund may invest up to 15% of its total assets in high risk, high-yield securities or "junk bonds" (securities rated BB/Ba or below, or if unrated, considered by the Investment Adviser to be of comparable quality). This will limit the Fund's ability to earn a higher return which may be associated with high risk, non-investment grade securities. See "Risk Factors and Other Considerations" for further information.



As of October 31, 1995, the weighted average distribution of bonds in the Bond Fund based on Standard & Poor's and Moody's bond ratings was 60% in AAA, 10% in AA, 12% in A, 7% in BBB, 3% in BB, 1% in B and 7% in unrated bonds. See Appendix B for further information on bond ratings.


The Aetna Fund

Investment Objective The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. An investment in the Aetna Fund may involve less investment risk than an investment in a portfolio consisting entirely of common stocks.



Description of
Aetna Fund


Investment Policy The Aetna Fund will allocate its assets among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments and repurchase agreements, in proportions that reflect the anticipated returns and risks of each asset class.


   The Aetna Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities, or "junk bonds." It may buy and sell listed covered put and call options and stock index futures contracts and related options. The Aetna Fund may also purchase securities on a when-issued or delayed-delivery basis.


   The Investment Adviser employs current market statistics and economic indicators to forecast returns for each sector of the securities

16  Aetna Mutual Funds Prospectus
market for the Aetna Fund. These calculations provide a disciplined framework for assessing the relative attractiveness of stocks, bonds, and cash equivalents. The Investment Adviser uses proprietary computer programs to help calculate the optimal asset exposure over specified time periods for the Aetna Fund.


Special Considerations Investors should be aware that the investment results of the Aetna Fund partly depend upon the Investment Adviser's ability to correctly anticipate the relative performance of stocks, bonds and money market instruments.



   While the Investment Adviser has substantial experience in managing all asset classes, there can be no assurance that the Investment Adviser will always allocate assets to the best performing sectors. The Aetna Fund's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.


Aetna Growth and Income Fund

Description of Growth and Income Fund

Investment Objectives The Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.


Investment Policies The Growth and Income Fund invests primarily in common stocks which have significant potential for capital or income growth. It may also invest in convertible and nonconvertible preferred stocks, debt securities, rights and warrants.



Additionally, the Growth and Income Fund may lend portfolio securities, write and buy listed covered call options and buy and sell listed covered put options and stock index futures and options. The Growth and Income Fund may also enter into repurchase agreements with domestic banks and broker dealers, purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued or delayed-delivery basis. The Growth and Income Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."


Aetna Growth Fund

Description of Growth Fund

Investment Objective The Growth Fund seeks growth of capital through investment in a diversified portfolio primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Investment Policy The Growth Fund will normally invest at least 65% of its total assets in common stocks which have potential for

                                             Aetna Mutual Funds Prospectus  17
capital growth. It may also invest in convertible and non-convertible preferred stocks.


Additionally, the Growth Fund may lend portfolio securities, buy and sell put and call options, and stock index futures and options. The Growth Fund may also enter into repurchase agreements with domestic banks and broker dealers, purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed delivery or forward commitment basis. The Growth Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."


Aetna Small Company Growth Fund

Investment Objective The Small Company Growth Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Description of Small Company Growth Fund


Investment Policy The Small Company Growth Fund will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. The Small Company Growth Fund may also invest in securities convertible into stocks.



   Additionally, the Small Company Growth Fund may lend portfolio securities, buy and sell put and call options and stock index futures and options. The Small Company Growth Fund may also enter into repurchase agreements with domestic banks and broker dealers, purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a whenissued, delayed delivery or forward commitment basis. The Small Company Growth Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."


Aetna International Growth Fund


Investment Objective The International Growth Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. The International Growth Fund will not target any given level of current income.



Description of International Growth Fund


Investment Policy The International Growth Fund will invest at least 65% of its total assets among securities principally traded in three or more countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Indonesia, Italy, Japan, Korea,

18  Aetna Mutual Funds Prospectus

Luxembourg, Malaysia, New Zealand, the Netherlands, Norway, the Philippines, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.


   The International Growth Fund will invest primarily in equity securities including securities convertible into stocks. Further, from time to time the International Growth Fund may hold up to 10% of its total assets in long-term debt securities with an equivalent Standard & Poor's or Moody's rating of AA/Aa or above.



   The International Growth Fund may enter into forward foreign exchange contracts or purchase financial futures or options (including options on futures) as a means to moderate the impact of foreign currency fluctuations. It may also purchase money market instruments and securities on a when-issued or delayed-delivery basis.


Aetna Asian Growth Fund


On September 29, 1995, the Board of Directors of the Company adopted a Plan of Reorganization and Liquidation on behalf of the Aetna Asian Growth Fund (the "Plan"). If the Plan is approved by the Asian Growth Fund shareholders, the Aetna International Growth Fund would acquire all of the assets of the Asian Growth Fund, the shareholders of the Asian Growth Fund would become shareholders of the International Growth Fund, and the Asian Growth Fund would be liquidated.


 Description of Asian Growth Fund


Investment Objective The Asian Growth Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks principally traded in countries in Asia excluding Japan. The Asian Growth Fund will not target any given level of current income.


Investment Policy The Asian Growth Fund will invest at least 65% of its total assets among securities principally traded in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, and Thailand.


   The Asian Growth Fund will invest primarily in equity securities including securities convertible into stocks. In addition, the Asian Growth Fund may invest up to 10% of its assets in long-term debt securities if the Investment Adviser believes they will provide superior returns to common stocks. The Asian Growth Fund may also enter into forward foreign exchange contracts and purchase financial futures or options, and purchase money market instruments and securities on a when-issued or delayed-delivery basis.



                                             Aetna Mutual Funds Prospectus  19

A special note for Investors in International Growth Fund and Asian Growth
Fund



Special Considerations for International Investors In the last 30 years, foreign economic growth has frequently outpaced that of the United States and returns from foreign equity investments have often exceeded those on comparable U.S. securities. The Investment Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification.



   However, investments in securities of foreign companies and in securities denominated in foreign currencies involve additional risks not present in U.S. securities. Please refer to "Risk Factors and Other Considerations" below for further information.


   Risk Factors and Other Considerations


General Considerations The different types of securities purchased and investment techniques used by a Fund involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the company and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High risk, high-yield securities ("junk bonds") may provide a higher return but with added risk. In addition, foreign securities have currency risk.



Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Funds (excluding the Money Market
Fund) do not purchase securities with the intention of profiting from short-term trading, each Fund may buy and sell securities when the Investment Adviser or Subadviser believes such action is advisable. It is anticipated that the average annual turnover rate for the Growth and Income Fund and the Government Fund may exceed 125% during fiscal year 1996, and that the turnover rate for The Aetna Fund, the Growth Fund and the Small Company Growth Fund may exceed 150%. The annual portfolio turnover rate for each of the other Funds is not expected to exceed 100%. Turnover rates in excess of 125% have resulted and are expected to continue to result in higher transaction costs relating to stock or equity transactions, which costs are borne directly by the Fund. The Investment Adviser anticipates that these higher costs are offset by the potentially improved performance that is sought by numerous


20  Aetna Mutual Funds Prospectus
portfolio transactions. High turnover rates may also result in a possible increase in short-term capital gains or losses. See "Fund Distributions," "Taxes" and the SAI for additional information.



Cash or Cash Equivalents All Funds reserve the right to temporarily depart from their investment objective by investing up to 100% of their assets in cash or cash equivalents to defend against potential market decline. Such cash equivalents will be the same type of instruments invested in by the Money Market Fund.


All the Funds may use the following:


Derivatives In order to manage its exposure to changing interest rates, securities prices and currency exchange rates, or to increase its investment return, a Fund may engage in hedging and other strategies using derivatives. A derivative is a financial instrument whose value depends on (or "derives" from) the value of an underlying asset, such as a security, interest rate, currency rate or index. Derivatives that may be used by the Funds include, but are not limited to, forward contracts, swaps, structured notes, collateralized mortgage obligations ("CMOs"), futures and options (see "Futures Contracts" and "Options" below). The risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. Leveraged derivatives involve borrowing. The Funds may use derivatives as a hedge against foreign currency, equity market or interest rate risk, or to gain additional exposure to certain markets for investment purposes, within the limitations set forth below. In addition, they may be used to enhance a Fund's yield. For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters, interest only and principal only debt instruments. Each Fund (except the Money Market Fund) may invest up to 30% of its assets in lower risk derivatives for hedging, to gain additional exposure to certain markets for investment purposes, and in order to maintain liquidity to meet shareholder redemptions or to minimize trading costs.



Borrowing Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds do not intend to borrow for other purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above. A Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.



                                             Aetna Mutual Funds Prospectus  21

Repurchase Agreements Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time.

   The Funds may enter into repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Fund may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Fund to liquidate the collateral may be delayed or limited.

   The Company's Board of Directors has established credit standards for issuers of repurchase agreements entered into by a Fund.


Asset-Backed Securities Each Fund may purchase securities collateralized by a specified pool of assets including, but not limited to, automobile loans, computer leases, boat loans, home equity loans, mobile home loans, recreational vehicles or credit card receivables. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.



Bank Obligations Each Fund may invest in obligations issued by domestic or foreign banks (including bankers' acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.



Illiquid and Restricted Securities Each Fund may invest up to 15% of its total assets in illiquid securities (10% in the case of the Money Market
Fund). Illiquid securities are securities that are not readily marketable or cannot be disposed of within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Fund may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Board of Directors has established a policy to monitor the liquidity of such securities.



Foreign Securities The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable



22  Aetna Mutual Funds Prospectus
on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

All Funds except the Money Market Fund
may also use the following:

Futures Contracts A Fund may enter into futures contracts or options on futures to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases or sales of securities.


   Certain risks are involved in futures contracts including but not limited to: no assurance that transactions in futures contracts can be effected at favorable prices; possible reduction in a Fund's total return and yield; possible reduction in value of the futures instrument; the inability of a Fund to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.


   The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Fund. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing call options, for example, involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put options involves the risk of losing the entire purchase price of the option.

All Funds except the Money Market Fund,
Government Fund, International Growth Fund, and Asian Growth Fund may also use the following:


High Risk, High-Yield Securities A Fund may invest in high risk, high- yield securities, often called "junk bonds." These securities are rated BB/Ba or below, or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Funds will not invest in high-yield securities rated below B (securities with the capacity to meet interest and



                                             Aetna Mutual Funds Prospectus  23
principal payments but with greater vulnerability to default). These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

   Although junk bonds are high risk investments, the Investment Adviser may purchase these securities if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Investment Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.


The Government Fund,
Bond Fund and Aetna Fund
may also use the following:



Mortgage-Backed Securities A Fund may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as the GNMA, the FHLMC and the FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. A Fund may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate mortgage loans. In addition, a Fund may invest in CMOs and securities issued by real estate mortgage investment conduits ("REMICs"). Mortgage-backed securities are also subject to the same prepayment risk as asset-backed securities.



The Aetna Fund, Growth and Income Fund,
Growth Fund and Small Company Growth Fund may also use the following:



Small Capitalization Companies These companies are smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion and may be in an early developmental stage or older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.



   Securities of small capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks


24  Aetna Mutual Funds Prospectus
include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the issuer. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


   Investment Restrictions

A Fund will not concentrate its investments in any one industry except that a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in the case of the Money Market Fund, to securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies. Also, a Fund will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Fund's total assets. See the SAI for additional restrictions.

Shareholder Services


The Company offers several services to its Fund shareholders. These may be selected on the application or you may call 1-800-367-7732 to select these services at a later date.



These services may not be available through employer-sponsored retirement plans. For information on services that are available under employer-sponsored retirement plans, such as 401(k) plans, please refer to your enrollment materials. The specific provisions of your plan will govern the investment options and services available to you.



Shareholder Inquiries If you have any questions about the Funds or the shareholder services described below, please call your representative or 1-800-367-7732.



How to
Purchase
Shares


How to Purchase Shares Adviser Class shares may be purchased directly from the Company, through a registered representative of a broker-dealer affiliated with the Company, through a registered representative of an unaffiliated broker-dealer, or through an employer-sponsored retirement plan (if you are purchasing through such a plan, please refer to your enrollment materials).
                                             Aetna Mutual Funds Prospectus  25

How to Open an Account To open an account, please complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000 or $500 for IRAs.



   Once you have opened an account in a Fund, additional investments may be made by mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of another Fund in the Aetna Series Fund, Inc.



   All checks must be drawn on a bank located within the United States and payable in U.S. dollars. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in another Fund. Minimums may also be waived for certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. (Please refer to "Other Features--Systematic Investment.")



Crediting of Shares Shares for new accounts will be purchased at the net asset value determined as of 4:15 p.m. eastern time on any day that the New York Stock Exchange is open for business ("Business Day") so long as the completed and signed application accompanied by a check in payment for the share purchase is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Additional investments and exchanges will also be processed at the net asset value determined as of 4:15 p.m. if the check or wire for the purchase price or the exchange request is received by 4:00 p.m. Orders received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. For investors purchasing shares in connection with retirement plans offered by certain institutions (Institutions) under Section 401 of the Internal Revenue Code, shares will be purchased at the next price calculated on a day the NYSE is open provided that the Institution receives the investor's request before the time specified by such Institution. Investors participating in such a plan should refer to their enrollment materials for a discussion of any specific instructions on the timing or restrictions on the purchase of shares. Please refer to "Net Asset Value" for information on how the Funds are valued.



   No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Adviser Class shares. See "Fees and Charges--Contingent Deferred Sales Charge" which describes the CDSC in greater detail.



You can make
a purchase by
mail



Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and return both to your agent or representative.



   You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by writing to


26  Aetna Mutual Funds Prospectus
the Company at the address listed below. Your letter should indicate your name, account numbers, the Adviser Class shares of which Funds you wish to invest in, and the amount to be invested. Letters should be mailed to the transfer agent as follows:



   Aetna Series Fund, Inc.
c/o Mutual Fund Services, 3rd Floor
P.O. Box 701
Milwaukee, WI 53201-0701



Correspondence mailed by overnight courier should be sent to the transfer agent at the following address:



Aetna Series Fund, Inc.
c/o Mutual Fund Services, 3rd Floor
615 E. Michigan Street
Milwaukee, WI 53202



When opening an account, your check should be made payable to Aetna Series Fund, Inc. or Firstar Trust Company. Cash, credit cards and third party checks cannot be used to open an account. Firstar will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to the Company.


You can
purchase by
wire, electronic funds transfer
or exchange


Purchase by Wire You may also purchase additional Adviser Class shares of a Fund through a wire transfer. For federal funds wire instructions, please call 1-800-367-7732. Federal funds wire purchase orders will be accepted only when the Fund and custodian bank are open for business.



Purchase by Electronic Funds Transfer Once an account has been established in any of the Funds, you may purchase additional Adviser Class shares by using Electronic Funds Transfer ("EFT") facilities under the Systematic Investment feature. See "Other Features." EFT will allow you to transfer money between a bank account and a specific Fund. You must elect EFT capability on the application in order to authorize this option.



Purchase by Exchange You may open an account or purchase additional Adviser Class shares by making an exchange among Adviser Class shares of any of the Funds of the Company, provided shares of such Fund may be legally sold in your state of residence. An exchange may be made by submitting a written request to make the exchange and specifying the name and account number of your current Fund account, the name of the Fund you wish to exchange into, the amount to be exchanged, and the signatures of all shareholders. Send your request to the address listed above under "Purchase by Mail."



   You may also exchange your Adviser Class shares by calling
1-800-367-7732. Please provide the Fund names, account number,



                                             Aetna Mutual Funds Prospectus  27
your Social Security number or taxpayer identification number, account address and the amount to be exchanged. Requests received prior to 4:00 p.m. eastern time will be processed that Business Day.


   You should carefully consider the following before making an exchange:

(box) Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.


(box) An exchange which represents an initial investment in a Fund must meet the minimum investment requirements described under "Shareholder Services--How to Open an Account."


(box) The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Fund account that is not registered identically to the transferring Fund account.

(box) Following an investment in a Fund, there is a required eight-day holding period before those shares can be exchanged.

 There is currently no limit on the number of exchanges. However, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than five exchanges out of a Fund per calendar year. In addition, each Fund reserves the right to refuse exchange purchases by any person or group if, in the Investment Adviser's judgment, that Fund would be unable to invest effectively in accordance with its investment objective as a result of such exchange. Each Fund also reserves the right to revise the exchange privilege at any time.


You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the transfer agent at the above address or call 1-800-367-7732. The Funds have established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions will be recorded, and you will be asked for certain identifying information.


Your distribution option can be changed at any time by calling 1-800-367-7732


Distribution Options When completing an application, you must select one of the following options for dividends and capital gain distributions:


(box) Full Reinvestment--Both dividends and capital gains distributions from a Fund will be reinvested in additional Adviser Class shares of that Fund. This option will be selected automatically unless one of the other options is specified. (Please refer to "Fund Distributions".)

28  Aetna Mutual Funds Prospectus

(box) Or . . . Capital Gains Reinvestment--Capital gains distributions from a Fund will be reinvested in additional Adviser Class shares of that Fund and all net income from dividends will be distributed in cash.


(box) Or . . . All Cash--Dividends and capital gains distributions will be paid in cash.


If you select a cash distribution option, you can elect to have distributions automatically invested in Adviser Class shares of another Fund of the Company.



   If you make no selection, income dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional Adviser Class shares of that Fund. Distributions paid in shares will be credited to your account at the next determined net asset value per share.



   If you wish to change the manner in which you receive income dividends and capital gains distributions, your notification of such change must be received by the transfer agent at least ten days before the next scheduled distribution.



How to Redeem Shares To redeem all or a portion of the Adviser Class shares in your account, a redemption request should be submitted as described below. Shares will be redeemed at the net asset value determined as of 4:15 p.m. eastern time on any Business Day so long as the redemption request and all required documentation is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Redemption requests received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. Redemptions may be subject to a contingent deferred sales charge. See "Fees and Charges" for more information.



   The Company has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90 day period. To the extent possible, the Company will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Company will weigh the effects on individual nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders. See the SAI for additional information on redemptions in kind.



                                             Aetna Mutual Funds Prospectus  29

For help with
redemptions call your
agent or representative
or 1-800-367-7732

Redeem by Mail Shares of any Fund may be redeemed by sending written instructions to the transfer agent. The instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and the Fund account number. The instructions must be signed by all person(s) required to sign for the Fund account, exactly as the account is registered, and accompanied by a signature guarantee(s). (See "Signature Guarantee" below.) Certain nonindividual shareholders may also be required to furnish copies of a corporate resolution, trust document or other supporting documents.



   Once shares are redeemed, the Fund will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. The Fund(s) may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission.



Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee as described below. A $10.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.



Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Funds will waive the signature guarantee requirement for redemption requests for amounts of $10,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.



   The Funds reserve the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.



   You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.



30  Aetna Mutual Funds Prospectus

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Fund account. If this minimum balance is not maintained due to redemptions, the Fund reserves the right to redeem all of your remaining shares in that account and mail the proceeds to you at the address of record. Shares will be redeemed at net asset value on the day the account is closed. The Fund will give you 60 days notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum.



Tax-Deferred Retirement Plans The Funds can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are:


(box) IRAs, available to individuals who work and their spouses.

(box) 401(k) programs, available to corporations of all sizes to benefit their employees.

Information you will receive


Shareholder Information The transfer agent will maintain shareholder accounts. A confirmation statement will be sent to you and your agent or representative after every transaction that affects your share balance or account registration. A Form 1099 will also be sent each year by January 31. You will also receive an annual and semiannual report of the Funds. The transfer agent may charge you a fee for special requests such as an historical transcript of your account and copies of cancelled checks.


   Consolidated Statements reflecting current account values and year-to-date transactions will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a Consolidated Statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by those other shareholders be shown on one Consolidated Statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one Consolidated Statement.


   Other Features

A convenient way to make regular investments


Systematic Investment The Systematic Investment feature, using the EFT capability (see "Shareholder Services--Purchase by Electronic Funds Transfer"), allows you to make automatic monthly investments in any of the Funds. On the application you may select the amount of money to be moved and the Fund(s) to be invested in. There is no minimum initial cash investment required to open your account if you elect to use the EFT feature. The minimum monthly Systematic



                                             Aetna Mutual Funds Prospectus  31

Investment is $50 per Fund account. Your application must be received at least 15 business days prior to the first EFT transaction. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your account. Also, a Fund will hold payment of redemption proceeds until a Systematic Investment has cleared, which may take up to 12 calendar days.

   For more information, call your agent or representative or 1-800-367-7732


Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Funds. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from your Fund to your designated bank account on a monthly basis. In order to enroll in this plan, you must have a minimum balance of $10,000 in any Fund utilizing this feature. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.



Be sure to sign up for checkwriting services



Checkwriting Service Checkwriting is available with the Money Market Fund and any applicable CDSC will be charged to your account. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your account. If the amount of the check including any applicable CDSC is greater than the value of your account, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the past 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the Application or by calling 1-800-367-7732 for further information. All notices with respect to checks must be given to the transfer agent. The checkwriting service is not available for IRAs or other retirement accounts.


TDD Service Firstar Trust Company, the transfer agent, offers
Telecommunication Device for the Deaf (TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.


Changes to Service The Funds reserve the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.


   Cross-Fund Investing

(box) Dividend Investing--You may elect to have dividend and/or capital gains distributions automatically invested in one other Adviser Class Fund account.

(box) Systematic Exchange--You may establish an automatic exchange of Adviser Class shares from one Fund account to another. The

32  Aetna Mutual Funds Prospectus
  exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "Shareholder Services--Purchase by Exchange" section carefully. There may be tax consequences associated with these exchanges. Please consult your tax adviser.


Cross-Fund Investing may only be made in a Fund account that has been previously established with the Fund's minimum investment. To request either or both of these features, please call your agent or representative, or call 1-800-367-7732.

Fees and Charges

Shareholder Services Fee Under a Shareholder Services Plan approved by the Board of Directors, ALIAC is paid a service fee at an annual rate of 0.25% (0.10% for the Money Market Fund) of the daily net assets of the Adviser Class shares of each Fund. This fee is used as compensation for expenses incurred in servicing shareholder accounts.


12b-1 Distribution Fee The Board of Directors and the Adviser Class shareholders have approved a Distribution Plan under Rule 12b-1 of the 1940 Act. Under this plan, ALIAC is paid a 12b-1 distribution fee at an annual rate of 0.50% of the average daily net assets of the Adviser Class shares of each Fund except the Money Market Fund.


   The 12b-1 distribution fee may be used to cover expenses incurred in promoting the sale of Adviser Class shares, including (i) costs of printing and distributing each Funds' prospectus, SAI and sales literature to prospective investors; (ii) payments to registered representatives and other persons who provide support services in connection with the distribution of shares; (iii) overhead and other ALIAC distribution related expenses; and
(iv) accruals for interest on the amount of the foregoing expenses that exceed 12b-1 distribution fees and the CDSC received by ALIAC.

How we calculate the deferred sales charge

Contingent Deferred Sales Charge You may buy Adviser Class shares of any Fund without an initial sales charge. However, ALIAC will impose a contingent deferred sales charge (CDSC) on certain Fund share redemptions.


   There is no CDSC on redemptions of Adviser Class shares purchased through reinvestment of dividends or capital gains distributions or shares purchased more than four years prior to the redemption. In addition, there is no CDSC on Money Market Fund redemptions unless those shares were purchased through an exchange from another Fund within four years prior to the redemption. Redemptions of Adviser Class shares within four years of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed. The result is there is no



                                             Aetna Mutual Funds Prospectus  33
sales charge on increases in the net asset value of shares above the initial purchase price.



   The CDSC is calculated by multiplying the lesser of the current market value or the original cost of the shares being redeemed, by the percentage shown below based on the time invested:

 Redemption During              CDSC
 --------------------------   --------
1st year since purchase         1.00%
2nd year since purchase          .75%
3rd year since purchase          .50%
4th year since purchase          .25%
5th year and thereafter         None



   When you request a redemption of Adviser Class shares, to determine whether the CDSC is applicable, the Company will assume that you are redeeming shares not subject to the CDSC first. In determining the number of years the shares have been held, each Fund will aggregate all purchases of Adviser Class shares made during a month and consider them made on the first day of the month.

   For example, assume that you have made purchase payments for Adviser Class shares of a Fund of $2,000 annually for 2 years (total $4,000) and that the value of your investment, including appreciation and reinvested distributions, has grown to $5,200 in the third year. Since there is no CDSC on appreciation or reinvested dividends, you could redeem $1,200 without incurring a charge. For a redemption of $2,000, the first $1,200 would not be subject to a CDSC, but the remaining $800 would be subject to the CDSC and would be assumed to have come from your oldest purchase payment. Thus, a 0.50% CDSC would be imposed (for redemptions of shares in the third year since purchase), for a total charge of $4.00.

   Because the CDSC is assessed on a fund-by-fund basis, shareholders who contemplate a redemption and have invested in multiple Funds should consider redeeming from the Fund that would produce the lowest CDSC.

Waivers of CDSC The CDSC will be waived on (a) exchanges; (b) redemptions of shares following the death or disability of the shareholder; (c) redemptions of shares in connection with distributions and withdrawals from retirement plans or IRAs; (d) redemptions of shares purchased by active or retired employees of the Underwriter or affiliated companies; (e) redemptions by shareholders with a current account balance of $1 million or more in the account from which they wish to redeem; and (f) involuntary redemptions.

   Management of the Funds

Directors The business affairs of each Fund are managed under the direction of the Board of Directors (Directors). The Directors set

34  Aetna Mutual Funds Prospectus
broad policies for the Company and each Fund. Information about the Directors is found in the SAI.


The Fund's Investment Adviser

Investment Adviser ALIAC, the Investment Adviser for each Fund, is a Connecticut corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is registered with the Commission as an investment adviser and currently manages over $22 billion in assets for the Funds, other investment companies and for its general account.



   Under an investment advisory agreement with each Fund, the Investment Adviser is responsible for managing the assets of each Fund in accordance with its investment objectives and policies subject to the supervision of the Directors.



   The Investment Adviser furnishes all necessary facilities and pays the salaries and other related costs of personnel engaged in providing investment advice to the Funds. It also pays salary, other fees and expenses for Directors and officers of the Company who are employees or affiliated persons of the Investment Adviser.


   The Investment Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of each Fund as follows:

Advisory
Fees


                               Fee               Assets
 ------------------------  ----------    ------------------------
Money Market Fund             0.400%    On first $500 million
                              0.350%    On next $500 million
                              0.340%    On next $1 billion
                              0.330%    On next $1 billion
                              0.300%    Over $3 billion
 ------------------------  ----------    ------------------------
Government Fund               0.500%    On first $250 million
                              0.475%    On next $250 million
                              0.450%    On next $250 million
                              0.425%    On next $1.25 billion
                              0.400%    Over $2 billion
 ------------------------  ----------    ------------------------
Bond Fund                     0.500%    On first $250 million
                              0.475%    On next $250 million
                              0.450%    On next $250 million
                              0.425%    On next $1.25 billion
                              0.400%    Over $2 billion
 ------------------------  ----------    ------------------------
Aetna Fund                    0.800%    On first $500 million
                              0.750%    On next $500 million
                              0.700%    On next $1 billion
                              0.650%    Over $2 billion
 ------------------------  ----------    ------------------------

                                             Aetna Mutual Funds Prospectus  35

------------------------  ----------    ------------------------
Growth and Income Fund        0.700%    On first $250 million
                              0.650%    On next $250 million
                              0.625%    On next $250 million
                              0.600%    On next $1.25 billion
                              0.550%    Over $2 billion
 ------------------------  ----------    ------------------------
Growth Fund                   0.700%    On first $250 million
                              0.650%    On next $250 million
                              0.625%    On next $250 million
                              0.600%    On next $1.25 billion
                              0.550%    Over $2 billion
 ------------------------  ----------    ------------------------
Small Company Growth
  Fund                        0.850%    On first $250 million
                              0.800%    On next $250 million
                              0.775%    On next $250 million
                              0.750%    On next $1.25 billion
                              0.725%    Over $2 billion
 ------------------------  ----------    ------------------------
International Growth
  Fund                        0.850%    On first $250 million
                              0.800%    On next $250 million
                              0.775%    On next $250 million
                              0.750%    On next $1.25 billion
                              0.700%    Over $2 billion
 ------------------------  ----------    ------------------------
Asian Growth                  1.000%    On first $250 million
                              0.875%    On next $250 million
                              0.850%    On next $250 million
                              0.825%    On next $1.25 billion
                              0.800%    Over $2 billion



The above investment advisory and administrative service fees (see "Administrator" below) applicable to the Aetna Fund, Growth and Income Fund, Growth Fund, Small Company Growth Fund, International Growth Fund and Asian Growth Fund when taken together (before expense reimbursement) are higher than those charged by some other investment advisers to other registered investment companies.



Sub-adviser to Aetna Series Fund, Inc.

Sub-Adviser The Investment Adviser has engaged Aeltus as the sub-adviser to the Growth Fund and the Small Company Growth Fund. Aeltus is a Connecticut corporation located at 242 Trumbull Street, Hartford, Connecticut, 06156. Aeltus is a wholly owned subsidiary of Aetna Life Insurance and Annuity Company which is in turn owned by Aetna Life and Casualty Company. The sub-adviser is registered as an investment adviser with the Commission.



36  Aetna Mutual Funds Prospectus

   Under sub-advisory agreements, the sub-adviser is subject to the supervision of the Investment Adviser and the Directors, and is responsible for managing the assets of each of the Funds in accordance with its investment objectives and policies. The sub-adviser pays the salaries and other related costs of its personnel engaged in providing investment advice to the Funds including office space, facilities and equipment.



   The Investment Adviser has overall responsibility for monitoring the investment program maintained by the sub-adviser for compliance with applicable laws and regulations and the respective Fund's investment objective.



Administrator ALIAC acts as administrator for each Fund and performs certain administrative and internal accounting services, including maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values (except for the International Growth and Asian Growth Funds), shareholder communications and supervising the custodians and transfer agent.



   For these services, each Fund pays ALIAC a monthly fee at an annual rate based on average daily net assets of the Fund as follows: 0.25% on the first $250 million; 0.24% on the next $250 million; 0.23% on the next $250 million; 0.22% on the next $250 million; 0.20% on the next $1 billion; and 0.18% on assets over $2.0 billion.



Principal Underwriter ALIAC is the principal underwriter for the Company. ALIAC may contract with various broker-dealers, including one or more of its affiliates, for distribution of Adviser Class shares. ALIAC may also sell shares of the Funds directly. ALIAC is paid an annual service fee and an annual 12b-1 distribution fee with respect to Adviser Class shares for all Funds (except the Money Market Fund). The fees are authorized under a Shareholder Services Plan and a Distribution Plan (Plans) adopted by the Board of Directors with respect to the Adviser Class shares of each Fund. See "Fees and Charges" for more information.


   Although it is anticipated that some promotional activities will be conducted on a Company-wide basis, payments made by a Fund under the Distribution Plan generally will be used to finance the distribution of shares of that Fund. Expenses incurred in connection with Company-wide activities may be allocated pro-rata among all Funds of the Company on the basis of their relative net assets.

   Payments under the Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by ALIAC, and the payments may exceed expenses actually incurred. The Company's Board of Directors evaluates the appropriateness of the Plans

                                             Aetna Mutual Funds Prospectus  37
and the payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by ALIAC and the amounts received under the Plans and the proceeds of the CDSC.

   On a quarterly basis, the Company's Board of Directors reviews a report on expenditures under the Plans and the purposes for which those expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Company's Directors and by a majority of the Directors who are not "interested persons" as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plans or related agreements (the "Plan Directors"). The Distribution Plan may be terminated by the Plan Directors or a majority of the outstanding shares of the Funds. The Shareholder Services Plan may be terminated by the Directors.

Transfer Agent Firstar Trust Company acts as each Fund's transfer and dividend-paying agent. Firstar is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Fund Expenses Each Fund bears the costs of its operations. Expenses directly attributable to a Fund are charged to that Fund. Some expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund and some expenses are allocated equally to each Fund. Fund expenses are set forth in the Fee Tables.

   Portfolio Management

The following individuals are primarily responsible for the day-to-day management of the Funds, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Funds.


Money Market Fund, Government Fund and Bond Fund Jeanne Wong-Boehm, Managing Director, ALIAC, has been managing the Money Market Fund and the Bond Fund since January 1992. She has been managing the Government Fund since its inception in January 1994. Ms. Wong-Boehm joined ALIAC in 1983 as a fixed income portfolio analyst, and shortly thereafter assumed portfolio responsibilities for various general account segments within the Aetna group of companies. In 1989 she was also assigned primary responsibility for the money market operations.



The Aetna Fund John Y. Kim, Chief Investment Officer, ALIAC. Mr. Kim has been managing The Aetna Fund since May 1994. He joined Aetna Life Insurance Company in 1983 as a Bond Analyst and in 1989 he advanced to Senior Investment Officer. In October 1989,


38  Aetna Mutual Funds Prospectus

Mr. Kim joined ALIAC as Fixed Income Portfolio Manager. He subsequently served as a Vice President of Investor Relations for Aetna Life and Casualty Company ("Aetna") and later became Vice
President and Senior Portfolio Manager for Aetna's Property/Casualty portfolios. In 1993, John joined Mitchell Hutchins Institutional Investors as Managing Director and Head of Institutional Fixed Income. In 1994 he returned to ALIAC as its Chief Investment Officer.



Growth and Income Fund Kevin Means, Chief Equity Officer, ALIAC, has managed the Growth and Income Fund since July 1994. Mr. Means is responsible for the management of over $6 billion in variable annuity and mutual funds. Mr. Means joined ALIAC in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. At INVESCO, Mr. Means managed mutual funds and institutional accounts. Mr. Means heads a team of portfolio managers who specialize in various asset classes used in the management of the Growth and Income Fund.



International Growth Fund and Asian Growth Fund Vince Fioramonti, International Portfolio Manager, has been the Lead Portfolio Manager for Aetna International Growth Fund and Asian Growth Fund since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several ALIAC investment funds. Mr. Fioramonti joined ALIAC in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988. Kevin Means assists Mr. Fioramonti on country asset allocation and currency hedging policies.



   The following Funds are subadvised by Aeltus:



Growth Fund Peter B. Canoni, Managing Director, Aeltus, has managed the Growth Fund since its inception in January 1994. Mr. Canoni has worked as a fund manager for Aeltus since 1980.



Small Company Growth Fund Thomas DiBella, Investment Officer, Aeltus, has managed the Small Company Growth Fund since its inception in January 1994. Mr. DiBella joined Aetna in 1991 in the equity investment area of Aeltus. He is currently responsible for the management of small capitalization portfolios. Prior to joining Aetna, Mr. DiBella was an investment officer with Bethlehem Steel from 1989 to 1991.


   Fund Distributions


   How to receive dividends



(box) The Money Market Fund declares dividends daily and pays monthly.



                                             Aetna Mutual Funds Prospectus  39

(box) The Government Fund and the Bond Fund declare and pay dividends monthly.


(box) The Aetna Fund and the Growth and Income Fund declare and pay dividends semiannually.

(box) The Growth Fund, Small Company Growth Fund, International Growth Fund and Asian Growth Fund declare and pay dividends annually.


(box) All capital gains distributions, if any, are paid on an annual basis.



   Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Fund. Capital gains distributions are derived from each Fund's realized long-term capital gains. The per share dividends and distributions on Adviser Class shares will be less than the per share dividends and distributions of the Select Class as a result of the distribution fees and service fees applicable to the Adviser Class.



   Money Market Fund shares begin to accrue dividends the next Business Day after they are purchased; a redemption will include dividends declared through the redemption date.



   Both income dividends and capital gains distributions are paid by each Fund on a per-share basis. As a result, at the time of such payment, the net asset value per share of a Fund (except the Money Market Fund) will be reduced by the amount of such payment.


   Net Asset Value

Pricing
your Fund


The net asset value per share ("NAV") of each Fund is determined as of 4:15 p.m. eastern time on each day that the NYSE is open for trading. Except for the Money Market Fund, the NAV is computed by dividing the total value of a Fund's securities, plus any cash or other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities are valued primarily on the basis of market quotations. All other assets, including restricted securities and other securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined, from time to time, under the authority, of the Directors.


   The Money Market Fund's portfolio securities are valued by the amortized cost method of valuation. The Money Market Fund's use of amortized cost is part of its effort to maintain a constant net asset value of $1.00 per share.

   Taxes

Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to

40  Aetna Mutual Funds Prospectus
the SAI for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax adviser.



Form 1099-DIV will be mailed to you in January

Shareholder Distributions The Company intends to qualify for treatment under Subchapter M of the Code. Therefore, the Funds will distribute all of their net income and gains to shareholders. Such distributions will be taxable to the shareholders and not the Funds. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have owned your shares. Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Depending on a Fund's investments, part or all of ordinary income dividends could be treated as: (1) "U.S. Government Interest Dividends" which are exempt from state and local taxes in some jurisdictions or (2) "Qualifying Dividends" which for eligible corporate shareholders qualify for the corporate dividends-received deduction. Dividends paid by the Government Fund may be U.S. Government Interest Dividends. Substantially all dividends paid by the Growth and Income Fund, and, to a lesser degree, the Aetna Fund, the Growth Fund and the Small Company Growth Fund will be Qualifying Dividends for which eligible corporate shareholders may claim a partial deduction.


   Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. The International Growth and Asian Growth Funds may elect to "pass through" foreign taxes paid in order to permit shareholders to claim a credit or deduction, if more than 50% of the value of such Fund's assets at the close of a taxable year consist of stock or securities of foreign corporations.


   A Fund's distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in December to shareholders of record on a date in December and paid in January of the following year are taxable as if paid on December 31 of the year of declaration. Each Fund will send a statement to shareholders by January 31 indicating the tax status of distributions made during the previous year, and any foreign taxes "passed-through" to shareholders.


Buying a Dividend If you buy shares of a Fund (other than the Money Market
Fund) just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Fund will be treated as a taxable long-term or short-term capital gain or loss. Please see the SAI for information regarding any limitation on deductibility of such losses.

                                             Aetna Mutual Funds Prospectus  41

Tax Withholding When you fill out your Application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the Internal Revenue Service ("IRS"). If you are subject to backup withholding, or fail to properly certify your taxpayer identification number, the IRS can require a Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.



   General Information



Articles of Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation ("Articles") provide for the issuance of multiple series of shares each representing a portfolio of investments with different investment objectives, policies and restrictions. The Company currently offers 12 series or Funds, nine of which are described in this Prospectus.



Share Classes Each Fund offers shares of common stock currently classified into two classes, Select Class shares and Adviser Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charge, if any, for each class;
(b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the Funds. The Directors continue to consider whether any such conflicts exist and, if so, will take appropriate action.



   The Company has obtained a ruling from the IRS with respect to the Funds described in this Prospectus to the effect that differing distributions among the classes of its shares will not result in a Fund's dividends or other distributions being regarded as "preferential dividends" under the Code. For additional information, see the SAI.


Capital Stock The Articles currently authorize the issuance of 4.8 billion shares of capital stock of the Company. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


   As of January 31, 1996, the following shares were owned by ALIAC and its affiliates:

                                    ALIAC
                            ----------------------
                             Adviser      Select
                            ---------   ----------
Money Market Fund                  0     119,499
Government Fund                    0     714,990
Bond Fund                    209,998      76,449
The Aetna Fund                     0      12,013

42  Aetna Mutual Funds Prospectus

                                    ALIAC
                            ----------------------
                             Adviser      Select
                            ---------   ----------
Growth and Income Fund              0      11,347
Growth Fund                         0     950,612
Small Company Growth
  Fund                              0   2,446,721
International Growth
  Fund                      1,912,492      11,702
Asian Growth Fund                   0     467,409
Aetna Ascent                        0   1,840,324
Aetna Crossroads                    0   1,791,527
Aetna Legacy                        0   1,826,236

                   Aetna Life Insurance Company
                      -------------------
                     Adviser     Select
                      -------   ---------
Asian Growth Fund       0      2,066,778


   All shares were acquired for investment and can be disposed of only by redemption. ALIAC and its affiliates may make additional investments into the Funds.


Shareholder Meetings The Company is not required and does not intend to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Fund's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.



Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Company. Voting rights are not cumulative. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interest of one Fund or one class of shares.



Payments to Dealers For sales of Funds' shares (other than Money Market
Fund), ALIAC may pay registered representatives a sales commission of up to 4% of the amount invested for initial and subsequent sales. Registered representatives receive payments of up to 0.50% for distribution-related services and for services to shareholders (see "Fees and Charges"). From time to time, ALIAC may also award merchandise or trips with an estimated value up to $1,000 to registered representatives that sell a certain amount of fund shares or establish a certain number of new accounts or to the maximum extent allowed under applicable regulations, if less. Incentive commissions and prizes are paid by ALIAC so the price you pay for Adviser Class shares and the value of your investment will be unaffected.



                                             Aetna Mutual Funds Prospectus  43

Performance Data


The Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. These may include the Standard & Poor's 500 Stock Index ("S&P 500"); Shearson Lehman Aggregate Bond Index; Dow Jones Industrial Average ("DJIA"); Lipper Analytical Services, Inc.; IBC/Donoghue's Taxable MFA; the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index; and the Morgan Stanley Capital International Far East Free ("FEF ex. Japan") Index.



44  Aetna Mutual Funds Prospectus

Appendix A--Glossary of Investment Terms


This glossary describes some of the securities used by the Funds. Further information is available in the SAI:


Banker's Acceptance A banker's acceptance is a time draft drawn on and accepted by a bank and is customarily used by corporations as a means of financing payment for traded goods. When a draft is accepted by a bank, the bank guarantees to pay the face value of the debt at maturity.


Certificates of Deposit For large deposits not withdrawable on demand, banks issue certificates of deposit ("CDs") as evidence of ownership. CDs are usually negotiable and traded among investors such as mutual funds and banks.


Commercial Paper Commercial paper is unsecured short-term debt instruments issued by companies or banks with a maturity ranging from two to 270 days.


Eurodollars Eurodollars are U.S. dollars held in banks outside the United States, mainly in Europe but also in other countries, and are commonly used for the settlement of international transactions. There are many types of Eurodollar securities including Eurodollar CDs and bonds; these securities are not registered with the Commission. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions.


High Risk High-Yield Securities Bonds of low quality security backing rated BB or below by Standard & Poor's Corp. or Ba or below by Moody's Investors Service, Inc., or other agencies or, if unrated, considered by the Investment Adviser to be of comparable quality. These bonds are often called "junk bonds" because of the greater possibility of default.



Pay-in-Kind Bonds Pay-in-kind bonds are bonds that pay all or a portion of their interest through the issuance of additional bonds.


Repurchase Agreements A repurchase agreement or "repo" is an agreement between a seller and buyer, usually of U.S. Government securities, to sell and subsequently repurchase securities at a fixed price on a future date. The primary attraction of repurchase agreements is the flexibility of maturities.

U.S. Government Derivatives A Fund may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Fund may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal

                                             Aetna Mutual Funds Prospectus  45
fixed income securities because interest payments are accrued rather than paid out in regular installments.

U.S. Government Securities Securities issued by the U.S. Government and its agencies.

Direct Obligations of the U.S. Government are:

   Treasury Bills--issued with short maturities (one year or less) and priced at a discount to face value. The income for investors is the difference between the purchase price and the face value.

   Treasury Notes--intermediate-term securities with maturities of between one to ten years. Income to investors is paid in semiannual interest payments.


   Treasury Bonds--long-term debt instruments with maturities from ten years to up to thirty years. Income is paid to investors on a semiannual basis.


   In addition, U.S. Government Agencies issue debt securities to finance activities for the U.S. Government. These agencies include among others the Federal Home Loan Bank, Federal National Mortgage Association ("FNMA" or "Fannie Mae"), Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Export-Import Bank and the Tennessee Valley Authority.

   Not all agencies are backed by the full faith and credit of the United States; for example the FNMA may borrow money from the U.S. Treasury only under certain circumstances. There is no guarantee that the government will support these types of securities and they therefore involve more risk than direct government obligations.

Variable Rate Instruments A variable or floating rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.

Yankee Bonds A bond issued in the United States by foreign countries, corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches of foreign banks.


Zero Coupon Bonds Bonds issued at a deep discount to face value. These bonds pay no interest but are redeemed at full face value. The price of zero coupon bonds are more volatile than bonds which pay interest but are rated on the same principles as all fixed-income investments.



46  Aetna Mutual Funds Prospectus

   The Funds also use some of the following securities to manage risk and volatility:



Call Option The right to buy a security, currency or stock index at a stated price, or strike price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.



Convertible Stock Corporate securities, which may be either bonds or preferred shares, that can be exchanged for shares at a fixed price.



Covered Call Options A call option backed by the securities underlying the option. The owner of a security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security.


Futures Contracts to buy securities, currencies or stock indexes in the future at a price agreed in advance. A futures contract obliges the buyer to purchase the security and the seller to sell it, unlike an option where the buyer can choose whether or not to exercise the option.

Preferred Stock Shares which pay a fixed dividend, in contrast to common stock whose dividends depend on the profits of the company.


Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the market price falls below the strike price; if not, the option expires worthless.



Warrants A security, normally offered with bonds or preferred stock, that entitles investors to buy shares at a prescribed price within a named or stated period to perpetuity. The time period is usually longer than that of a call option.



                                             Aetna Mutual Funds Prospectus  47

   Appendix B--Description of Corporate Bond Ratings


Moody's Investors Service, Inc.

"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

48  Aetna Mutual Funds Prospectus

"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


   The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.


Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


   The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



                                             Aetna Mutual Funds Prospectus  49

(Aetna Logo)
Aetna Series Fund, Inc.

   151 Farmington Avenue
Hartford, CT 06156-8962

1-800-367-7732

Investment Adviser
Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156

Custodians
Mellon Bank N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Brown Brothers Harriman & Company
40 Water Street
Boston, MA  02109

Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701

Independent Auditors

KPMG Peat Marwick LLP
CityPlace II
Hartford, CT 06103-4103



   This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                                                  ------------
                                                  BULK RATE
                                                  U.S. Postage
                                                  PAID
                                                  Boston, MA
                                                  Permit No. 9
                                                  ------------



                                                                          Income

                                                         Aetna Money Market Fund

                                                           Aetna Government Fund

                                                                 Aetna Bond Fund



                                                               Growth and Income

                                                                  The Aetna Fund

                                                    Aetna Growth and Income Fund



                                                                          Growth

                                                               Aetna Growth Fund

                                                 Aetna Small Company Growth Fund

                                                 Aetna International Growth Fund

                                                         Aetna Asian Growth Fund



[Recycle Logo] printed on recycled paper

PROS.SERADV-1

Income  o-----------------------------------------------------o  Growth

                            AETNA SERIES FUND, INC.
                            151 Farmington Avenue
                       Hartford, Connecticut 06156-8962


           Statement of Additional Information dated: March 1, 1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Series Fund, Inc. dated March 1, 1996. A free prospectus is available upon request by writing or calling:


                           Aetna Series Fund, Inc.
                            151 Farmington Avenue
                       Hartford, Connecticut 06156-8962
                                1-800-367-7732

                    Read the prospectus before you invest

                              TABLE OF CONTENTS

General Information and History                                       2
Additional Investment Restrictions and Policies of the Funds          2
Description of Various Securities and Investment Techniques           4
Directors and Officers of the Company                                12
Control Persons and Principal Holders of the Funds                   15
The Investment Advisory Contract                                     15
Sub-Advisory Agreements                                              17
The Administrative Services Agreement                                18
Custodian                                                            19
Independent Auditors                                                 19
Principal Underwriter                                                19
Distribution Arrangements                                            19
Brokerage Allocation                                                 20
Description of Shares                                                21
Sale and Redemption of Shares                                        22
Net Asset Value                                                      22
Tax Status                                                           23
Performance Information                                              27
Financial Statements                                                F-1

                        GENERAL INFORMATION AND HISTORY


  Aetna Series Fund, Inc. (Company) is an open-end management investment company which currently offers twelve different series of Funds, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The following Funds are described in this Statement of Additional Information:

  1. Aetna Money Market Fund, a portfolio consisting of high-quality money market instruments;

  2. Aetna Government Fund, a portfolio of U.S. Government securities;

  3. Aetna Bond Fund, a portfolio primarily of high-quality corporate and U.S. Government securities;

  4. The Aetna Fund, a flexible portfolio of stocks, bonds and money market instruments;

  5. Aetna Growth and Income Fund, a common stock portfolio;

  6. Aetna Growth Fund, a common stock portfolio of companies believed to have potential for growth;

  7. Aetna Small Company Growth Fund, a common stock portfolio of companies with smaller market capitalizations;

  8. Aetna International Growth Fund, a common stock portfolio of companies principally traded outside North America;

  9. Aetna Asian Growth Fund, a common stock portfolio of companies traded in Asia excluding Japan.


  The investment objectives and general investment policies of each Fund are described in the Prospectus.

          ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS


  The investment objectives and certain investment restrictions of the Funds are matters of fundamental policy for purposes of the Investment Company Act of 1940 (the "1940 Act") and therefore cannot be changed, with regard to a particular Fund, without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of: (i) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, the Funds will not:


(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry except that a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Additionally, for the Money Market Fund, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities, (b) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Fund (other than the Money Market Fund) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than the Money Market
    Fund) enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

(7) borrow money, except that (a) a Fund (other than the Money Market Fund) may enter into certain futures contracts and options related thereto; (b) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made and (d) for purposes of leveraging, a Fund (other than the Money Market Fund) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or


(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933.

The Company also has adopted certain other investment restrictions reflecting the current investment practices of the Funds which may be changed by the Company's directors and without shareholder vote. Under such restrictions, none of the Funds will:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund;

(2) except for the International Growth Fund and Asian Growth Fund, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. The Money Market Fund may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase the securities of any other investment company, except as permitted under the 1940 Act;

(5) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals; or

(6) invest more than 25% of the total value of its assets in high risk high-yield securities or "junk bonds" (securities rated BB/Ba or lower by Standard & Poor's Corporation or Moody's Investors Service, Inc., or, if unrated, considered by the Investment Adviser to be of comparable quality).

In order to permit the sale of its shares in certain states, the Funds have undertaken to adhere to the following investment policies, each of which may be changed without shareholder approval:

(1) No Fund will invest more than 5% of the value of a Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount, but not more than 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York, American or any recognized foreign stock exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value;

(2) No Fund will invest more than 15% (10% for the Money Market Fund) of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(3) A Fund may not purchase securities of companies which together with their predecessors have a record of less than three years' continuous operations, if, as a result, more than 5% of such Fund's net assets would then be invested in such securities.

   A Fund may make additional commitments more restrictive than the investment limitations described in the preceding paragraphs in order to sell its shares in a particular state. Should a Fund determine that any such commitment, either those currently in effect or any future commitment, is no longer in its best interest, it will revoke the commitment and terminate sales of its shares in the state involved.

   Where a Fund's investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Futures Contracts


  Each Fund, except the Money Market Fund, may enter into interest rate or stock index futures contracts (futures or futures contracts) or options thereon as a hedge against changes in interest rates, equities prices, or currency exchange rates, and in anticipation of future purchases or sales of securities (see discussion in the Prospectus under the caption "Risk Factors and Other Considerations"). A Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or declines in equities prices. Although techniques other than sales and purchases of futures contracts could be used to reduce the exposure of a Fund to market fluctuations, it may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

  A Fund may enter into futures contracts or options thereon which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").


  A Fund (other than the Money Market Fund) may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. As evidence of this hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market.


  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.


  Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

  The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


  When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.


  Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

  The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Fund involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

  Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

  If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits. Furthermore, in the case of a futures contract purchase, each Fund has deposited in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.


  Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Fund relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


Covered Call and Put Options on Securities


  Each Fund (except the Money Market Fund) may write (sell) covered call options and purchase put options on securities and indices, and purchase call and sell put options to close out positions previously opened by a Fund, provided, however, that it will not have call options outstanding at any one time on more than 30% of its total assets nor will it buy put options if more than 3% of the assets of a Fund immediately following such purchase would consist of put options. A Fund will only write a call option on a security which it already owns and will not write call options on when-issued securities. A Fund may purchase a put option on a security that it already owns and on stock indices. Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the put or call remains outstanding. The purpose of writing call options and purchasing put options will be to reduce the effect of price fluctuations of the securities owned by a Fund (and involved in the options) on the net asset value per share of a Fund.

  A Fund will write call options and purchase put options in standard contracts listed on national securities exchanges, or write call options with and purchase put options directly from investment dealers meeting the creditworthiness criteria of the Investment Adviser or subadviser.

  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was settled, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges.
A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date).



  When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.


  In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


  To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Fund may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.

  In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

  A Fund will purchase put options only when the Investment Adviser or sub adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account of a Fund's custodian. The Funds do not consider a security covered by a call or put option to be "pledged" as that term is used in their policies which limit the pledging or mortgaging of their assets.


  The premium a Fund will receive from writing a call option, or that a Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.

  Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.


  Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

  The exercise price of an option may be below, equal to, or above the current market price of the underlying security at the time the option is written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Fund, are taxable as ordinary income.


Additional Risk Factors

  In addition to any risk factors which may be described above, the following sets forth certain information regarding the potential risks associated with a Fund's futures and options transactions.

Risk of Imperfect Correlation--A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Fund would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).


   The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contracts will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

   The Fund will purchase or sell futures contracts or options only if, in the Company's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Company's judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

   The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Company's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

Restrictions on the Use of Futures and Option Contracts

  Regulations of the CFTC require that the Fund enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be "commodity pools" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in the Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions.

  A Fund's ability to engage in the hedging transactions described herein may be further limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

Repurchase Agreements


  Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Company's Board of Directors. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and a Fund to resell the instrument at a fixed price and time, thereby determining the yield during a Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, a Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Fund. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.


Variable Rate Demand Instruments

  Variable rate demand instruments (including floating rate instruments) held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the limitations on illiquid securities set forth in this SAI.

Securities Lending


  The Funds can lend portfolio securities subject to the following conditions:
(i) the borrower will provide at least 100% collateral throughout the life of the loan; (ii) loans will be made subject to the rules of the New York Stock Exchange; (iii) the loan collateral will be either cash or direct obligations of the U.S. government or agencies thereof; (iv) cash collateral will be invested only in highly liquid short-term investments; (v) during the existence of a loan, a Fund will continue to receive any distributions paid on the borrowed securities or amounts equivalent thereto; and (vi) no more than one-third of the net assets of a Fund will be on loan at any one time. A loan may be terminated at any time by the borrower or lender upon proper notice.

  In the Investment Adviser's opinion, lending portfolio securities to qualified broker-dealers affords a Fund a means of increasing the yield on its portfolio. A Fund will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. A Fund will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of securities, whenever a material event affecting the borrowed securities is to be voted on, the Investment Adviser or subadviser will regain or direct the vote with respect to loaned securities.

  The primary risk a Fund assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but a Fund would be an unsecured creditor as to such shortage and might not be able to recover all or any part of it.


Foreign Securities

  Investments in foreign securities offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Funds (except the Money Market Fund) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

  Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may only be made through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Fund, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Fund's policy of investing in closed-end mutual funds, investors in the Fund may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors.


  Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: American Depositary Receipts (ADRs), which are typically designed for U.S. investors. The ADR securities are held either in physical form or in book entry form; European Depositary Receipts (EDRs), which are similar to ADRs, but may be listed and traded on a European exchange as well as in the U.S. Typically, these securities are traded on the Luxembourg exchange in Europe; and Global Depositary Receipts (GDRs), which are similar to EDRs, although they may be held through foreign clearing agents, such as Euroclear and other foreign depositories. All depositary receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities.


Mortgage-Related Debt Securities

  Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United
States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

  Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

  As noted in the Prospectus, a Fund may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity" -- the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life" -- the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

  CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal of such obligations is made from payment generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs may be issued in a number of classes or "tranches" with different maturities. These classes are retired in sequence as the underlying mortgages are repaid.

Asset-Backed Securities

  Asset-backed securities are collateralized by short-term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

  Other asset-backed securities are similar to CMOs and REMICs in structure and operations. Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

  CMOs, REMICs and other asset-backed securities are subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. However, faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

  The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.


High Risk, High-Yield Securities

  All of the Funds except the Money Market Fund, Government Fund, International Growth Fund and Asian Growth Fund may invest in high risk, high-yield securities (junk bonds) which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) or other rating agencies, or, if unrated, are considered to be of comparable quality by the Investment Adviser. These securities include:


  (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;

  (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

  (c) any securities convertible into any of the foregoing.

  Debt obligations rated BB/Ba or lower are regarded as speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, the Investment Adviser seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Investment Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.


  High risk, high-yield securities (junk bonds) will constitute no more than 25% of the assets of any Fund (5% of the assets of the Tax-Free Fund).

  The yields earned on high risk high-yield securities (junk bonds) generally are related to the quality ratings assigned by recognized ratings agencies. The securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:


(1) Sensitivity to Interest Rate and Economic Changes. High risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high risk, high-yield securities (junk bonds) tend not to rise as much as the prices of these other bonds.

    Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high risk, high-yield security (junk bond) owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset value. Furthermore, in the case of high risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

(2) Payment Expectations. High risk, high-yield securities (junk bonds) present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

(3) Liquidity and Valuation Risks. High risk, high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities tend to be institutions rather than individuals, a factor that further limits the secondary market. Many of such securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the values and liquidity of these securities more than other securities, especially in a thinly-traded market.

(4) Limitations of Credit Ratings. The credit ratings assigned to high risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

(5) Legislation. Legislation may have a negative impact on the market for high-risk, high-yield securities (junk bonds), such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.


Zero Coupon and Pay-in-Kind Securities

  All of the Funds may invest in zero coupon securities and all Funds except the Money Market Fund may invest in pay-in-kind securities. In addition, the Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal reserve bank by separating the interest and principal components of an outstanding U.S. treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and delayed interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

  The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Funds may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

  A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants

  Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

  Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrant's subscription rights.

When-Issued or Delayed-Delivery Securities

  During any period that a Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Fund will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the purchasing Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the purchasing Fund's liquidity and ability to manage its portfolio. When a Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously. A Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.


Portfolio Turnover

  For the periods ended October 31, 1994 and October 31, 1995 the portfolio turnover rates were as follows:

                                              1994       1995
             Government Fund                  43.63%    117.31%
             Bond Fund                        51.80%     56.99%
             The Aetna Fund                   86.10%    129.05%
             Growth and Income Fund           54.13%    127.43%
             Growth Fund                     120.32%    171.75%
             Small Company Growth Fund       116.28%    156.43%
             International Growth Fund        81.67%     32.91%
             Asian Growth Fund                65.50%     64.97%

  Portfolio turnover rates in The Aetna Fund and Growth and Income Fund were higher in 1995 partly due to a new management team and to a transition in equity portfolio holdings from 100% large capitalization equities to a mix of large, mid and small capitalization equities. The portfolio managers of The Aetna Fund and the Growth and Income Fund expect that the benefits of lowered portfolio risk through increased diversification and increased portfolio returns through participation in these asset classes will more than justify the requisite transaction costs over the long term. Additionally, 1995 was a year of high returns and volatility in comparison to 1994 which offered lower returns and volatility.

  The portfolio turnover rate for the Government Fund was higher than expected due to very large withdrawals by the Fund's largest investor. This was a one-time event and is not expected to occur again in the same magnitude.

  Portfolio turnover rates for the Aetna Growth Fund and Aetna Small Company Fund were higher in 1995 than 1994. This was due in part to a number of factors, including, but not limited to, (1) the fact that the stock market in 1995 was very strong and rising; (2) there was a rotation among different stock sectors complimented by merger and acquisition activity which resulted in the sale of stock positions owned by the Growth Fund and Small Company Fund; and (3) the fact that the Growth Fund and Small Company Fund are actively managed portfolios.



                    DIRECTORS AND OFFICERS OF THE COMPANY

  The investments and administration of the Company are under the direction of the Board of Directors. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*), and hold similar positions with other investment companies in the same fund complex managed by the Investment Adviser.

                                                 Principal Occupation During Past Five Years
                             Position(s) Held    (and Positions held with Affiliated Persons or
Name, Address and Age        with Registrant     Principal Underwriters of the Registrant)**
 ---------------------------------------------------------------------------------------------------------
Shaun P. Mathews*            Director and        Chief Executive, Aetna Investment Services, Inc.,
151 Farmington Avenue        President           October 1995 to Present; President, Aetna Investment
Hartford, Connecticut                            Services, Inc., March 1994 to Present; Director and
Age 40                                           Chief Operations Officer, Aetna Investment Services,
                                                 Inc., July 1993 to Present; Director and Senior Vice
                                                 President, Aetna Insurance Company of America, February
                                                 1993 to Present; Senior Vice President and Director of
                                                 ALIAC, March 1991 to Present; Vice President of Aetna
                                                 Life Insurance Company, 1991 to Present.
 ---------------------------------------------------------------------------------------------------------
James C. Hamilton            Vice President      Chief Financial Officer, Aetna Investment Services,
151 Farmington Avenue        and Treasurer       Inc., July 1993 to Present; Director, Vice President and
Hartford, Connecticut                            Treasurer, Aetna Insurance Company of America, February
Age 54                                           1993 to Present; Director, Aetna Private Capital, Inc.,
                                                 November 1990 to Present; Vice President and Treasurer
                                                 of ALIAC, October 1988 to Present; Vice President and
                                                 Actuary, Aetna Life Insurance Company, 1988 to Present.
 ---------------------------------------------------------------------------------------------------------
Timothy A. Holt*             Director            Director, Senior Vice President and Chief Financial Officer,
151 Farmington Avenue                            Aetna Life Insurance and Annuity Company, February 1996 to
Hartford, Connecticut                            Present; Senior Vice President, Business Strategy & Finance,
Age 42                                           Aetna Retirement Services, February 1996 to Present; Vice
                                                 President, Aetna Portfolio Management/Investment Group,
                                                 August 1992 - February 1996; Vice President, Aetna Money
                                                 Portfolio Management/Investment Group, June 1991 - August 1992.
 ---------------------------------------------------------------------------------------------------------
Susan E. Bryant              Secretary           Counsel, Aetna Life and Casualty Company, March 1993 to
151 Farmington Avenue                            Present; General Counsel and Corporate Secretary, First
Hartford, Connecticut                            Investors Corporation, April 1991 to March 1993;
Age 48                                           Administrator, Oklahoma Department of Securities, March
                                                 1986 to April 1991.
 ---------------------------------------------------------------------------------------------------------
Morton Ehrlich               Director            Chairman and Chief Executive Officer, Integrated
1000 Venetian Way                                Management Corp. (an entrepreneurial company) and
Miami, Florida                                   Universal Research Technologies, 1992 to Present;
Age 61                                           Director and Chairman, Audit Committee, National Bureau
                                                 of Economic Research, 1985 to 1992; President, LIFECO,
                                                 Travel Services Corp., October 1988 to December 1991.
 ---------------------------------------------------------------------------------------------------------
Maria T. Fighetti            Director            Manager/Attorney, Health Services, New York City
325 Piermont Road                                Department of Mental Health, Mental Retardation and
Closter, New Jersey                              Alcohol Services, 1973 to Present.
Age 52
 ---------------------------------------------------------------------------------------------------------
David L. Grove               Director            Private Investor; Economic/Financial Consultant,
5 The Knoll                                      December 1985 to Present.
Armonk, New York
Age 77
 ---------------------------------------------------------------------------------------------------------

                                      13


                                                 Principal Occupation During Past Five Years
                             Position(s) Held    (and Positions held with Affiliated Persons or
Name, Address and Age        with Registrant     Principal Underwriters of the Registrant)**
-----------------------------------------------------------------------------------------------------------
Daniel P. Kearney*           Director            Executive Vice President of Aetna Life and Casualty
151 Farmington Avenue                            Company, 1993 to Present; Group Executive, Aetna Life
Hartford, Connecticut                            and Casualty Company, 1991 to 1993.
Age 56
 ---------------------------------------------------------------------------------------------------------
Sidney Koch                  Director            Financial Adviser, self-employed, January 1993 to
455 East 86th Street                             Present; Senior Adviser, Daiwa Securities America, Inc.,
New York, New York                               January 1992 to January 1993; Executive Vice President,
Age 60                                           Member of Executive Committee, Daiwa Securities America,
                                                 Inc., January 1986 to January 1992.
 ---------------------------------------------------------------------------------------------------------
Corine T. Norgaard           Director, Chair     Professor, Accounting and Dean of the School of
School of Management         Audit Committee     Management, Binghamton University (Binghamton, NY),
Binghamton University        and Contract        August 1993 to Present; Professor, Accounting,
Binghamton, New York         Committee           University of Connecticut (Storrs, Connecticut),
Age 58                                           September 1969 to June 1993; Director, The Advest Group
                                                 (holding company for brokerage firm).
 ---------------------------------------------------------------------------------------------------------
Richard G. Scheide           Director            Trust and Private Banking Consultant, David Ross Palmer
11 Lily Street                                   Consultants, July 1991 to Present; Executive Vice
Nantucket, Massachusetts                         President and Manager, Bank of New England, N.A., June
Age 66                                           1976 to July 1991.
 ---------------------------------------------------------------------------------------------------------

** All of the above persons hold the same positions with all the other registered investment companies that comprise the Aetna Mutual Fund Complex.

During the year ended October 31, 1995, members of the Board of Directors who are also directors, officers or employees of Aetna Life and Casualty Company and its affiliates were not entitled to any compensation from the Funds. Members of the Board of Directors who are not affiliated as employees of Aetna or its subsidiaries received an annual retainer of $5,000 for service on the Board, and a fee of $200 per Fund for each meeting of such Board (equal to an aggregate annual fee of $10,400). They also received a fee of $1,000 per Audit Committee meeting, and $2,500 per Contract Committee meeting.

As of October 31, 1995, the unaffiliated members of the Board of Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.

                                            Total Compensation
                         Aggregate          from Registrant
Name of Person,          Compensation       and Fund Complex*
Position                 from Registrant    Paid to Directors
 ----------------------------------------------------------------
Corine Norgaard            $18,550              $49,500
Director and
Chairman, Audit and
Contract Committees
 ----------------------------------------------------------------
Sidney Koch                $16,800              $45,500
Director and
Member, Audit and
Contract Committees
 ----------------------------------------------------------------
Maria T. Fighetti          $15,800              $44,500
Director and
Member, Audit and
Contract Committees
 ----------------------------------------------------------------

                                            Total Compensation
                         Aggregate          from Registrant
Name of Person,          Compensation       and Fund Complex*
Position                 from Registrant    Paid to Directors
 ----------------------------------------------------------------
Morton Ehrlich            $15,800              $44,500
Director and
Member, Audit and
Contract Committees
 ----------------------------------------------------------------
Richard G. Scheide        $16,725              $45,000
Director and
Member, Audit and
Contract Committees
 ----------------------------------------------------------------
David L. Grove            $16,725**            $45,000**
Director and
Member, Audit and
Contract Committees
 ----------------------------------------------------------------

 * Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Get Fund (Series B) and Aetna Generation Portfolios, Inc.

** Mr. Grove elected to defer all such compensation.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS


  As of January 31, 1996, for the Select Class shares, ALIAC owned 119,499 (0.05%) shares of the Money Market Fund; 76,449 (2.28%) shares of the Bond Fund; 12,013 (0.18%) shares of The Aetna Fund; 11,347 (0.04%) shares of the Growth and Income Fund; 11,702 (0.71%) shares of the International Growth Fund; 714,990 (47.58%) shares of the Government Fund; 950,612 (31.41%) shares of the Growth Fund; 2,446,721 (91.60%) shares of the Small Company Growth Fund; and 467,409 (17.39%) shares of the Asian Growth Fund. In addition, Aetna Life Insurance Company (ALIC) owned 2,066,778 (76.91%) shares of the Asian Growth Fund.

  As of January 31, 1996, for the Adviser Class shares, ALIAC owned 209,998 (79.82%) shares of the Bond Fund; and 1,912,492 (95.38%) shares of the International Growth Fund.

  As of January 31, 1996, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.

                       THE INVESTMENT ADVISORY CONTRACT

  On December 12, 1995 the Company's Board of Directors (Directors) reapproved investment advisory contracts between the Investment Adviser and each of the Funds. Under the contracts, the Investment Adviser has responsibility for managing the investment and reinvestment of the assets of the Funds, subject to the supervision of the Directors. The contracts direct the Investment Adviser to establish continuously an investment program for each Fund, determine what securities and other instruments should be purchased or sold by each Fund, obtain and evaluate economic, statistical and financial data affecting any Fund's portfolio, and take any actions necessary to carry out its investment advisory responsibilities.

  The Investment Adviser furnishes to the Company all necessary office space, facilities and equipment and pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice. In addition, the Investment Adviser pays any fees and expenses of all Directors of the Company who are employees of the Investment Adviser or an affiliated corporation and any salaries and employment benefits of officers of the Company who are affiliated persons of the Investment Adviser for acting as officers of the Company.

  For its services the Investment Adviser receives the following annual investment advisory fees expressed as a percentage of the daily net assets of each Fund:

Money Market Fund
Fee         Assets
 ---------   ------------------------
0.40%       On first $500 million
0.35%       On next $500 million
0.34%       On next $1 billion
0.33%       On next $1 billion
0.30%       Over $3 billion

Government Fund
Bond Fund
Fee         Assets
 ---------   ------------------------
0.50%       On first $250 million
0.475%      On next $250 million
0.450%      On next $250 million
0.425%      On next $1.25 billion
0.40%       Over $2 billion

            The Aetna Fund
Fee         Assets
 ---------   ------------------------
0.80%       On first $500 million
0.75%       On next $500 million
0.70%       On next $1 billion
0.65%       Over $2 billion

        Growth and Income Fund
             Growth Fund
Fee         Assets
 ---------   ------------------------
0.70%       On first $250 million
0.65%       On next $250 million
0.625%      On next $250 million
0.60%       On next $1.25 billion
0.55%       Over $2 billion

      Small Company Growth Fund
Fee         Assets
 ---------   ------------------------
0.850%      On first $250 million
0.80%       On next $250 million
0.775%      On next $250 million
0.75%       On next $1.25 billion
0.725%      On next $2 billion

          Asian Growth Fund
Fee         Assets
 ---------   ------------------------
1.00%       On first $250 million
0.875%      On next $250 million
0.85%       On next $250 million
0.825%      On next $1.25 billion
0.80%       Over $2 billion

      International Growth Fund
Fee         Assets
 ---------   ------------------------
0.85%       On first $250 million
0.80%       On next $250 million
0.775%      On next $250 million
0.75%       On next $1.25 billion
0.70%       Over $2 billion

   The Investment Adviser has agreed to reimburse the Funds for any expenses (including management fees, but excluding taxes, interest, brokerage commissions and certain extraordinary expenses) which may be incurred in any one year in excess of the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions. As of the date of this SAI, the most stringent limitation rate applicable to a Fund is 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of such Fund's average net assets, and 1-1/2% of the remaining average net assets of such Fund for any fiscal year. In addition, the Investment Adviser has reimbursed some of the Funds for expenses in the past and continues to do so. See "Fee Tables" in the Prospectus.


The Investment Adviser received investment advisory fees as follows:


                                           Total        Investment     Net Investment
                                        Investment        Adviser      Advisory Fees
                                       Advisory Fees   Reimbursement        Paid
For Year Ended December 31, 1993
Money Market Fund                        $289,838        $289,838         $      0
Bond Fund                                 213,990         180,946           33,044
The Aetna Fund                            380,035         188,012          192,023
Growth and Income Fund                    296,943          61,659          235,284
International Growth Fund                 267,280          92,553          174,727

For Period Ended October 31, 1994*
Money Market Fund                        $544,857        $544,857         $      0
Government Fund                            91,999          91,999                0
Bond Fund                                 210,162         128,686           81,476
The Aetna Fund                            569,014         156,406          412,608
Growth and Income Fund                    625,998         101,043          524,955
Growth Fund                               121,917          87,583           34,334
Small Company Growth Fund                 144,601          73,512           71,089
International Growth Fund                 357,374          55,230          302,144
Asian Growth Fund                         183,192         111,555           71,637


                                      16


For Year Ended October 31, 1995
Money Market Fund                       $1,083,771      $1,083,771       $        0
Government Fund                            109,261         109,261                0
Bond Fund                                  227,665         143,622           84,043
The Aetna Fund                             706,625          26,507          680,118
Growth and Income Fund                   2,288,249               0        2,288,249
Growth Fund                                231,452          34,500          196,952
Small Company Growth Fund                  257,552          22,162          235,390
International Growth Fund                  472,412          74,627          397,785
Asian Growth Fund                          248,201         204,181           44,020

* In 1994, the Company changed its fiscal year to end on October 31.

Unless terminated earlier, the contracts remain in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons," cast in person at a meeting called for that purpose. Each contract may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Fund, or (iii) the Investment Adviser. The contracts terminate automatically in the event of assignment.

The service mark of each Fund and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Investment Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Funds. The Investment Adviser is a wholly owned subsidiary of Aetna Retirement Services, Inc., a holding company incorporated in Connecticut on December 29, 1995. Aetna Retirement Services, Inc. is a wholly owned subsidiary of Aetna Life and Casualty Company.

                           SUB-ADVISORY AGREEMENTS

  On December 12, 1995, the Directors reapproved the sub-advisory agreement between the Investment Adviser and Aeltus Investment Management, Inc. (Aeltus) with respect to the Growth Fund and the Small Company Growth Fund to continue through December 31, 1996. The sub-advisory agreement remains in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons," in person, at a meeting called for that purpose. The sub-advisory agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Funds, (iii) the Investment Adviser, or
(iv) Aeltus. The sub-advisory agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ALIAC.

  Under the sub-advisory agreement, the sub-adviser supervises the investment and reinvestment of cash and securities comprising the assets of the applicable Funds. The sub-advisory agreement also directs the sub-adviser to
(a) determine the securities to be purchased or sold by the Funds, and (b) take any actions necessary to carry out their investment sub-advisory responsibilities.


  The sub-adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.


  As compensation, the Investment Adviser pays the sub-adviser a monthly fee at an annual rate based on the average daily net assets of each Fund as follows:

Small Company Growth Fund
Fee        Assets
0.55%      On first $50 million
0.40%      On next $50 million
0.30%      On next $50 million
0.25%      On excess
     $100,000 minimum

Growth Fund
Fee        Assets
0.45%      On first $50 million
0.40%      On next $50 million
0.30%      On next $50 million
0.25%      On excess
      $100,000 minimum

   The Investment Adviser has certain obligations under the sub-advisory agreement and retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and each Funds' respective investment objectives. The Investment Adviser will also obtain and evaluate data regarding economic trends in the United States and industries in which the Funds invest and consult with the subadviser on such data and trends. In addition, the Investment Adviser will consult with and assist the subadviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by the subadviser to the Directors.


                    THE ADMINISTRATIVE SERVICES AGREEMENT


  Pursuant to the Administrative Services Agreements described below, ALIAC acts as administrator and provides certain administrative and shareholder services necessary for Company operations and is responsible for the supervision of other service providers. The services provided by ALIAC include: (1) internal accounting services; (2) regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) preparing federal, state and local income tax returns; (6) overseeing the determination and publication of net asset values; (7) certain shareholder communications; (8) supervision of the custodians and transfer agent; and (9) reporting to the Directors.


  For its services, each Fund pays ALIAC a monthly fee at an annual rate based on average net assets as follows: 0.25% on the first $250 million, 0.24% on the next $250 million, 0.23% on the next $250 million, 0.22% on the next $250 million, 0.20% on the next $1 billion and 0.18% on assets over $2.0 billion. ALIAC received administrative service fees as follows:


                                                                             Net
                                           Total        Investment     Administrative
                                      Administrative      Adviser        Service Fee
                                       Service Fees    Reimbursement        Paid
For Year Ended December 31, 1993
Money Market Fund                        $181,154        $181,154         $      0
Bond Fund                                 106,995          42,167           64,828
The Aetna Fund                            118,761           8,060          110,701
Growth and Income Fund                    106,050               0          106,050
International Growth Fund                  78,613               0           78,613

For Period Ended October 31, 1994*
Money Market Fund                        $340,536        $340,536         $      0
Government Fund                            46,000          46,000                0
Bond Fund                                 105,128               0          105,128
The Aetna Fund                            177,792               0          177,792
Growth and Income Fund                    223,571               0          223,571
Growth Fund                                43,542               0           43,542
Small Company Growth Fund                  42,530               0           42,530
International Growth Fund                 105,110               0          105,110
Asian Growth Fund                          45,798               0           45,798

For Year Ended October 31, 1995
Money Market Fund                        $677,357        $514,954         $162,403
Government Fund                            54,630          21,312           33,318
Bond Fund                                 113,832               0          113,832
The Aetna Fund                            220,820               0          220,820
Growth and Income Fund                    830,718               0          830,718
Growth Fund                                82,661               0           82,661
Small Company Growth Fund                  75,751               0           75,751
International Growth Fund                 138,945               0          138,945
Asian Growth Fund                          62,050               0           62,050


  *In 1994, the Company changed its fiscal year to end on October 31.

  Unless terminated earlier, the Administrative Services Agreements remain in effect from year-to-year if approved annually by a majority of the Directors who are not "interested persons" as defined in the 1940 Act. They may be terminated by either party on sixty days' written notice.

                                  CUSTODIAN


  Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for the assets of all Funds except the International Growth and Asian Growth Funds. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the assets of the International Growth and Asian Growth Funds. Neither custodian participates in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodians.


  Regarding portfolio securities which are purchased outside the United States, Brown Brothers Harriman & Company has entered into sub-custodian agreements with several foreign banks or clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act with respect to portfolio securities held in custody by foreign banks.

                             INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103 serves as independent auditors to the Funds. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.

                            PRINCIPAL UNDERWRITER


  Shares of the Funds are offered on a continuous basis. ALIAC has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company. The agreement was reapproved on December 12, 1995 to continue through December 31, 1996. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Fund's shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of ALIAC, and who are not interested persons of the Company, appearing in person at a meeting called for the purpose of approving such agreement. This agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or ALIAC or by vote of holders of a majority of a Fund's shares without the payment of any penalty.


  ALIAC is registered as a broker-dealer with the Commission and is a member of the National Association of Securities Dealers, Inc.

                          DISTRIBUTION ARRANGEMENTS


  Shares of the Company are distributed on a best efforts basis by ALIAC which contracts with various broker-dealers, including one or more affiliates, for distribution of shares of the Company. On December 13, 1995, ALIAC entered into an agreement (Dealer Agreement) with Aetna Investment Services Inc., an affiliate of ALIAC, to distribute shares of the Company. To compensate ALIAC for the services it provides Adviser Class shareholders, ALIAC is paid an annual service fee with respect to Adviser Class shares of the Funds at the rate of 0.25% (0.10% for the Money Market Fund) of the average daily net assets of the class pursuant to a Shareholder Services Plan. ALIAC is also paid an annual distribution fee with respect to Adviser Class shares of the Funds (other than the Money Market Fund) at the rate of 0.50% of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 of the 1940 Act to cover expenses primarily intended to result in the sale of Adviser Class shares. It may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it.

  For the year ended December 31, 1993, ALIAC received no payments under the Shareholder Services Plan or Distribution Plan. For the period ended October 31, 1994 and the year ended October 31, 1995, Shareholder Services and Distribution Fees in the amounts of $17,959 and $64,022, respectively, were waived for the Money Market Fund. For the period ended October 31, 1994 and the year ended October 31, 1995, ALIAC received Shareholder Services and Distribution fees as follows:

                                        1994*                1995
Government Fund                     $    229             $  2,110
Bond Fund                            102,308              118,895
The Aetna Fund                       103,950               57,241
Growth and Income Fund               102,402               19,108
Growth Fund                              545                7,194
Small Company Growth Fund                321                5,012
International Growth Fund            104,655              202,548
Asian Growth Fund                        305                3,549

  *In 1994, the Company changed its fiscal year to end on October 31.

  The Shareholder Services Plan and the Distribution Plan (Plans) continue from year-to-year, provided such continuance is approved annually by vote of the Directors, including a majority of Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans (Independent Directors). The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ALIAC without shareholder approval. All amendments to the Plans must be approved by the Directors in the manner described above. The Plans may be terminated at any time, without penalty, by vote of a majority of the independent Directors on not more than 30 days written notice to any other party to the Plan. Pursuant to the Plans, ALIAC will provide the Directors periodic reports of amounts expended under the Plans and the purpose for which such expenditures were made. For the fiscal year ended October 31, 1995, approximately $40,000, $65,000, and $147,000 of total distribution expenses were expended in connection with printing and mailing of prospectuses, total commissions paid to sales personnel and advertising, respectively.


                             BROKERAGE ALLOCATION

  Subject to the direction of the Directors, the Investment Adviser and Subadvisers (Advisers) have responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund's portfolio and for negotiating any brokerage commissions thereon. It is the Advisers' policy to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided.


  The Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities, the providing of equipment used to communicate research information, and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. The Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ALIAC's policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ALIAC.


  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of ALIAC and its affiliates. Investment research received for the commission of those other accounts may be useful to one or more of the Funds and such other accounts.


  Consistent with federal law, the Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Funds will not effect any brokerage transactions in portfolio securities with ALIAC or any affiliate of the Funds or the Investment Adviser except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 of the 1940 Act.

  Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities portfolio of the Investment Adviser's own general account. Further, the Investment Adviser also acts as investment adviser to other investment companies registered under the 1940 Act. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the investment objectives of a Fund and the other portfolios, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment by a Fund and the other portfolios, and the size of the Funds' respective investment commitments. Trades may be executed between Funds and such trades are executed at "current market price" in compliance with Rule 17a-7 under the 1940 Act.

  Brokerage commissions were paid as follows:

                                  For Year Ended       For Period Ended        For Year Ended
                                  Dec. 31, 1993*        Oct. 31, 1994**        Oct. 31, 1995
Bond Fund                            $  3,708              $  5,112              $    2,400
The Aetna Fund                         56,633               129,278                 321,699
Growth and Income Fund                 58,319               278,919               1,765,123
Growth Fund                                 0                96,666                 142,354
Small Company Growth Fund                   0               122,178                 172,008
International Growth Fund             277,873               142,000                 117,138
Asian Growth Fund                           0               118,000                 164,000


 * The Growth Fund, Small Company Growth Fund and Asian Growth Fund commenced operations on January 2, 1994.

** In 1994, the Company changed its fiscal year end to October 31.

Commissions paid by The Aetna Fund and Growth and Income Fund were higher in 1995 as a result of a high rate of portfolio turnover attributable to a new management team and to a transition in equity portfolio holdings from 100% large capitalization equities to a mix of large, mid and small capitalization equities.

   For the fiscal year ended October 31, 1995, portfolio transactions in the amounts listed below were directed to certain brokers because of research services, of which commissions in the amounts listed were paid with respect to such transactions:
                                                        Commissions Paid on
                              Total Transactions        Total Transactions
The Aetna Fund                   $ 49,458,119                $ 51,200
Growth and Income Fund            190,399,993                 317,805
Growth Fund                        10,145,912                  14,700
Small Company Growth Fund           1,664,533                   9,500

   No portfolio transactions for the Bond Fund, International Growth Fund and Asian Growth Fund were directed to certain brokers because of research or other services. No brokerage business was placed with any brokers affiliated with ALIAC during the last three fiscal years.

                            DESCRIPTION OF SHARES

  The Company's Articles of Incorporation, as amended (Articles) permit the Directors to cause the Company to issue full and fractional shares of one or more series, each of which represents a proportionate interest in one Fund equal to each other share in that Fund. The Directors have the power to divide or combine the shares of a particular series into a greater or lesser number of shares without thereby changing the proportional beneficial interest in a Fund. The Directors also have the power to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in one Fund equal to each other share in that Fund. The Company currently issues shares in thirteen Series with each Series issuing common stock classified into two classes, Adviser Class shares and Select Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charges, if any, for each class; (b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Each share of a Fund has the same rights to share in dividends declared by a Fund.

  The Company has obtained a ruling from the Internal Revenue Service (IRS) with respect to the Funds described in this SAI to the effect that differing distributions among the classes of its shares will not result in the Fund's dividends or other distributions being regarded as "preferential dividends" under the Internal Revenue Code of 1986, as amended. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of determining (i) whether the Fund qualifies as a regulated investment company (RIC) for federal income tax purposes and (ii) the Fund's tax calculations. In order to qualify as a RIC, each Fund must satisfy certain requirements, including an income distribution requirement. If a Fund so qualifies, it generally will not be subject to federal tax on income timely distributed to shareholders. The Company is currently seeking a similar ruling for its three newest Funds.


  Upon liquidation of any Fund, shareholders of the series of shares representing an interest in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of each Fund are fully paid and nonassessable when issued. Nothing in the Articles protects a Director against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Shares have no preemptive or conversion rights and are nonassessable.



Voting Rights


  Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

  The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders, if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Directors shall not be liable for failing to do so.


                        SALE AND REDEMPTION OF SHARES


  Adviser and Select Class shares of the Funds are sold and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form by Firstar Trust Company, the transfer agent for each Fund as described under "Shareholder Services" in the Prospectus. Occasionally orders may be submitted through a broker. It is the broker's responsibility to promptly remit orders to the transfer agent and shares will be purchased as described in the Prospectus. No sales charge or redemption charge is imposed on Select Class shares. No initial sales charge is imposed at the time of purchase on Adviser Class shares; however, a contingent deferred sales charge is imposed on certain redemptions of Adviser Class shares. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the transfer agent. Any written request to redeem shares must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange as described under "Shareholder Services" in the Prospectus. Information about additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.


  The right to redeem a Fund's shares may be suspended or payment therefor postponed for any period during which (a) trading on the New York Stock Exchange (Exchange) is restricted as determined by the Securities and Exchange Commission (Commission) or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

  An open account is automatically set up and maintained for each shareholder to facilitate the voluntary accumulation of each Fund's shares. The open account system makes unnecessary the issuance and delivery of stock certificates, thereby relieving shareholders of the responsibility of safekeeping. Through the open account system, each shareholder is informed of his or her holdings after any transaction affecting the number of shares he or she owns. Share certificates will not be issued.


  There is a $1,000 minimum initial investment for each Fund with a minimum of $500 for Individual Retirement Accounts. All minimum dollar amount requirements may be waived for employees and retirees of, and persons associated with, Aetna, or for persons electing the Systematic Investment feature.


  Checks sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the Fund and credited to the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested in the Fund and credited to the shareholder's account.

  A Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment, in whole or in part, in securities chosen by that Fund and valued in the same way as they would be valued for purposes of computing that Fund's net asset value. If payment is made in securities, a shareholder may incur transactions costs in converting these securities into cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

                               NET ASSET VALUE


  Securities of the Funds are generally valued by independent pricing services. Equity securities of a Fund which are traded on a registered securities exchange are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Short-term debt securities maturing in sixty days or less at the date of purchase, and all securities in the Money Market Fund, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

  Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                                  TAX STATUS

  The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company


  Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a Fund generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses llocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


  In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (Short-Short Gain Test). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

  In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

  In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

  Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

  Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

  A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (PFICs) for federal income tax purposes. If a Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (QEF) in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If a Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

  Under recently proposed Treasury regulations a Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

  In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Cor-poration, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

  If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

  Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Depending on a Fund's investment's, distributions by a Fund may be treated as a net capital gain dividend, an ordinary income dividend, a U. S. Government interest dividend, a qualifying dividend, or an exempt interest dividend. Dividends paid on Select Class and Advisor Class shares are calculated at the same time and in the same manner. In general, dividends on Advisor Class shares are expected to be lower than those on Select Class shares due to the higher distribution expenses borne by the Advisor Class shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

  Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.


  Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



  Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. Generally, substantially all of the dividends paid by the Growth and Income Fund, and, to a lesser degree, by the Aetna Fund, the Growth Fund, and the Small Company Growth Fund, will qualify for the dividends-received deduction. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction.



  For purposes of the corporate alternative minimum tax (AMT) and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income (AMTI). However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


  Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. The International Growth Fund and the Asian Growth Fund anticipate investing substantially in foreign securities. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

  Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

  Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

  Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

  Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares


  The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Fund will do this. In such a case, and in the case of all other Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares (even if the gain is attributable to a dividend that would otherwise be received tax-free by the shareholder). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the

Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under the Code to be held, for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Foreign Shareholders

  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (foreign shareholder), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

  If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

  If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

  In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

  Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                           PERFORMANCE INFORMATION


  Performance information for each class of shares of the Funds including the yield and effective yield of the Money Market Fund, the yield of the Bond Fund and Government Fund, and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.


Money Market Fund Yields


  Current yield for the Money Market Fund will be computed by determining the net change, exclusive of capital changes, at the beginning of a seven-day period in the value of a hypothetical investment of one share, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


            Effective Yield = [(Base Period Return + 1)(365/7)]- 1

   The yield and effective yield for the Money Market Fund for the seven days ended October 31, 1995 were 5.65% and 5.81%, respectively.


30-Day Yield for Non-Money Market Funds


  Quotations of yield for the Bond Fund and the Government Fund will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:


                         YIELD = 2[(a-b + 1)(6) - 1]
                           cd

Where: a=dividends and interest earned during the period b=the expenses accrued for the period (net of reimbursements) c=the average daily number of shares outstanding during the period d=the maximum offering price per share on the last day of the period


   The yield for the Bond Fund for the 30-day period ended October 31, 1995 was 6.56% for the Select Class, and 5.80% for the Adviser Class. The yield for the Government Fund for the 30-day period ended October 31, 1995 was 5.66% for the Select Class, and 4.92% for the Adviser Class.


Average Annual Total Return for Non-Money Market Funds

  Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                              P(1 + T)(n) = ERV

Where:       P=a hypothetical initial payment of $1,000
             T=an average annual total return
             n=the number of years
             ERV=the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof)

   Performance information for a Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index (S&P
500), Shearson Lehman Aggregate Bond Index, Dow Jones Industrial Average
(DJIA), Donoghue Money Market Averages, Russell 2000 or other indices that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of investment companies tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance of other criteria;
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; (iv) the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index and (v) the Morgan Stanley Capital International Far East Free (FEF ex. Japan) Index.

   The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example: Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Total Return Quotations as of October 31, 1995:
                                  Select Class
                                      Since     Inception
                          1 Year    Inception     Date
                         --------   ---------   ---------
Money Market                5.95%      4.32%     1/1/92
Government                 13.58%      5.81%     1/1/94
Bond                       14.06%      7.15%     1/1/92
The Aetna Fund             19.45%      9.05%     1/1/92
Growth and Income          22.58%      9.75%     1/1/92
Growth                     28.79%     19.55%     1/1/94
Small Company Growth       30.39%     18.01%     1/1/94
International Growth       (0.04)%     4.93%     1/1/92
Asian Growth              (11.54)%    (9.12)%    1/1/94

                                 Adviser Class
                                       Since     Inception
                           1 Year    Inception     Date
                          --------   ---------   ---------
Money Market                 5.95%      5.41%     4/15/94
Government                  11.60%      7.50%     4/15/94
Bond                        12.28%      7.49%     4/15/94
The Aetna Fund              17.32%     12.41%     4/15/94
Growth and Income           20.90%     16.00%     4/15/94
Growth                      26.92%     20.36%     4/15/94
Small Company Growth        28.44%     18.55%     4/15/94
International Growth        (1.81)%     0.53%     4/15/94
Asian Growth               (13.11)%    (2.36)%    4/15/94

   All figures are based on actual investment performance. Performance figures for the Adviser Class shares reflect the deduction of the maximum contingent deferred sales charge of 1%, assuming shares were redeemed at the end of the period.

   From time to time sales materials and advertisements may include discussions which compare the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds. In addition, the value of a college education may be expressed in sales and advertising materials as a comparison of salaries between college graduates and non-college graduates.

Portfolio of Investments
October 31, 1995

Money Market Fund


                                                Principal       Market
                                                 Amount          Value
                                               -----------   -------------
Asset-Backed Securities (9.0%)
Bridgestone/Firestone Master Trust, Inc.,
  5.80%, 11/02/95+++                           $ 4,000,000   $  4,000,000
Bridgestone/Firestone Master Trust, Inc.,
  5.80%, 12/18/95+++                             3,000,000      3,000,000
Bridgestone/Firestone Master Trust, Inc.,
  5.82%, 12/27/95+++                             8,400,000      8,400,000
Dakota Certificates--Standard Credit Card
  Master Trust 1, 5.67%, 12/05/95+++             7,198,000      7,159,455
Dakota Certificates--Standard Credit Card
  Master Trust 1, 5.73%, 01/17/96+++             3,000,000      2,963,233
Dakota Certificates--Standard Credit Card
  Master Trust 1, 5.78%, 12/14/95+++             4,000,000      3,972,384
Ford Credit Auto Lease, 6.00%, 05/15/96          2,558,124      2,557,685
                                                              ------------
                                                               32,052,757
                                                              ------------
Certificate of Deposit (1.4%)
Deutsche Bank AG, 5.98%, 07/15/96                5,000,000      5,000,000
                                                              ------------
Commercial Paper - Domestic (40.9%)
A. H. Robins Co., 5.70%, 02/07/96+++             2,000,000      1,968,967
American Express Credit Corp., 5.68%,
  12/06/95                                       5,000,000      4,972,389
American Honda Finance Corp., 5.65%,
  04/22/96                                       2,000,000      1,945,697
Avon Capital Corp., 5.90%, 12/15/95+++           2,500,000      2,481,972
Caterpillar Financial Services Corp.,
  5.72%, 11/17/95                                1,000,000        997,458
CCU of Michigan, 5.90%, 11/01/95                17,104,000     17,104,000
Ciesco L.P., 5.65%, 02/06/96                     2,000,000      1,969,553
Corporate Asset Funding Co., Inc., 5.65%,
  01/30/96                                       1,200,000      1,183,050
Corporate Asset Funding Co., Inc., 5.65%,
  02/15/96                                       1,200,000      1,180,037
Corporate Asset Funding Co., Inc., 5.65%,
  11/03/95                                       1,400,000      1,399,561
Countrywide Funding Corp., 5.80%,
  11/13/95                                       4,000,000      3,992,267
Countrywide Funding Corp., 5.90%,
  11/02/95                                       4,252,000      4,251,303
Dayton Hudson Corp., 5.77%, 12/04/95             2,500,000      2,486,777
Dayton Hudson Corp., 5.78%, 12/05/95             2,315,000      2,302,363
Finova Capital Corp., 5.90%, 11/21/95            6,000,000      5,980,333
Fleetwood Credit Corp., 5.86%, 11/03/95+++       2,000,000      1,999,349
Fleetwood Credit Corp., 5.75%, 11/29/95+++       3,000,000      2,986,583
General Signal Corp., 5.80%, 11/08/95+++         4,000,000      3,995,489
Government Development Bank of Puerto Rico,
  Mato Rey, 5.72%, 12/28/95                      2,500,000      2,477,358
Hertz Corp., 5.67%, 11/07/95                     8,775,000      8,766,707
ITT Corp., 6.00%, 11/03/95+++                    1,100,000      1,099,633
PACCAR Financial Corp., 5.67%, 11/09/95        $ 2,500,000   $  2,496,850
Prudential Funding Corp., 5.90%, 11/01/95       17,000,000     17,000,000
Sears Roebuck Acceptance Corp., 5.80%,
  11/03/95                                       7,160,000      7,157,693
Sheffield Receivables Corp., 5.69%,
  11/14/95                                       3,985,000      3,976,812
Transamerica Finance Corp., 5.66%,
  11/10/95                                       1,500,000      1,497,878
Transamerica Finance Corp., 5.67%,
  11/30/95                                       2,000,000      1,990,865
Transamerica Finance Corp., 5.70%,
  11/20/95                                       5,000,000      4,984,958
Travelers, Inc., 5.90%, 11/01/95                17,000,000     17,000,000
USL Capital Corp., 5.75%, 11/15/95               6,000,000      5,986,583
Whirlpool Corp., 5.75%, 11/21/95                 1,600,000      1,594,889
Whirlpool Financial Corp., 5.72%, 02/05/96       4,500,000      4,431,360
Whirlpool Financial Corp., 5.75%, 11/28/95       1,100,000      1,095,256
                                                              ------------
                                                              144,753,990
                                                              ------------
Commercial Paper - Foreign (8.0%)
Abbey National Plc, 5.67%, 11/15/95              6,000,000      5,986,770
Ford Capital B.V., 9.00%, 06/01/96                 950,000        965,749
Province of British Columbia, 5.60%,
  03/18/96                                       4,000,000      3,914,133
Province of British Columbia, 5.60%,
  04/12/96                                       1,300,000      1,267,038
Skandinaviska Enskilda Banken Funding Inc.,
  5.76%, 01/16/96                                3,000,000      2,963,520
Svenska Handelsbanken Inc., 5.64%, 02/29/96      3,000,000      2,943,600
Svenska Handelsbanken Inc., 5.68%, 02/14/96      3,000,000      2,950,300
Svenska Handelsbanken Inc., 5.70%, 11/27/95      5,000,000      4,979,417
Xerox Mexicana S.A. de C.V., 5.80%,
  11/09/95                                       2,400,000      2,396,907
                                                              ------------
                                                               28,367,434
                                                              ------------
Corporate Notes (16.3%)
American Express Credit Corp., 8.75%,
  06/15/96                                       1,000,000      1,016,205
Bank One, Dayton, N.A., 5.95%, 10/02/96         16,400,000     16,400,000
Carco Auto Loan Trust 1993-2, 5.915%,
  11/15/98                                       4,500,000      4,500,000
Caterpillar Financial Services Corp.,
  5.810%, 07/29/96                               5,000,000      5,000,000
Chrysler Financial Corp., 6.00%, 04/15/96        1,000,000      1,000,026
Columbia/HCA Healthcare Corp., 5.96%,
  07/28/97                                       1,750,000      1,749,462



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Money Market Fund


                                                Principal       Market
                                                 Amount          Value
                                               -----------   -------------
Columbia/HCA Healthcare Corp., 5.96%,
  07/28/97                                     $ 1,000,000   $  1,000,000
Commercial Credit Co., 9.875%, 12/01/95          1,800,000      1,805,747
Dean Witter, Discover & Co., 6.079%,
  12/15/95                                       7,000,000      7,001,253
FNB Boston Corp., 6.00%, 05/10/96                2,500,000      2,500,000
General Motors Acceptance Corp., 6.025%,
  03/01/96                                       1,100,000      1,100,000
General Motors Acceptance Corp., 8.75%,
  02/01/96                                       1,770,000      1,776,098
Greyhound Financial Corp., 6.125%,
  02/15/96                                       3,425,000      3,425,577
Greyhound Financial Corp., 6.125%,
  02/15/96                                       6,325,000      6,326,970
Hertz Corp., 9.125%, 08/01/96                    1,200,000      1,226,014
Lockheed Martin Corp., 4.875%, 02/15/96          2,000,000      1,992,868
                                                              ------------
                                                               57,820,220
                                                              ------------
Medium Term Notes (19.5%)
American Honda Finance Corp., 5.905%,
  08/01/96+++                                    3,500,000      3,499,746
AT&T Capital Corp., 7.87%, 07/01/96              4,000,000      4,050,526
Deere (John) Capital Corp., 5.875%,
  03/11/96                                       8,250,000      8,250,000
Discover Credit Corp., 8.92%, 03/15/96           5,250,000      5,303,314
Federal National Mortgage Corp., 6.34%,
  02/18/97                                       4,000,000      4,004,323
General Electric Capital Services, Inc.,
  6.15%, 01/10/96                                5,000,000      4,999,801
Fleetwood Credit Corp., 6.09%, 02/08/96+++       4,000,000      4,001,729
Ford Motor Credit Co., 5.00%, 03/25/96           1,900,000      1,893,208
Ford Motor Credit Co., 8.95%, 06/14/96           1,000,000      1,018,137
Ford Motor Credit Co., 9.07%, 07/05/96             500,000        509,997
Ford Motor Credit Co., 9.10%, 06/10/96           3,600,000      3,659,388
Ford Motor Credit Co., 9.20%, 07/16/96             500,000        509,906
General Motors Acceptance Corp., 6.055%,
  04/13/98                                       6,500,000      6,504,018
General Motors Acceptance Corp., 6.187%,
  04/22/96                                       1,650,000      1,651,070
International Lease Finance Corp., 4.98%,
  09/02/96                                         500,000        495,824
Potomac Capital Investment Corp., 6.398%,
  02/16/96+++                                    3,000,000      3,002,229
Shawmut Bank of Connecticut, 5.895%,
  05/10/96                                      13,000,000     12,999,882
Textron Financial Corp., 6.28%, 11/24/95+++    $ 2,700,000   $  2,700,168
                                                              ------------
                                                               69,053,266
                                                              ------------
U.S. Government Agency Obligations (3.1%)
Federal Farm Credit Bank, 5.85%, 04/24/96        6,000,000      5,998,419
Student Loan Marketing Association, FRN,
  6.20%, 01/21/97                                5,000,000      5,003,164
                                                              ------------
                                                               11,001,583
                                                              ------------
Total Investments
  (cost $348,049,250) (a)                                    $348,049,250
Other assets less liabilities                                   6,200,881
                                                              ------------

Total Net Assets                                             $354,250,131


Notes to Portfolio of Investments

   (a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses at October 31, 1995.

   +++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Government Fund


                                             Principal       Market
                                               Amount        Value
                                             ----------   ------------
Long Term Bonds and Notes (87.4%)
U.S. Government Obligations (29.1%)
U.S. Treasury Bond, 7.50%, 11/15/24          $1,500,000   $ 1,717,031
U.S. Treasury Bond, 10.375%, 11/15/12         2,000,000     2,686,874
U.S. Treasury Strip, Zero Coupon,
  05/15/03                                    2,000,000     1,281,774
                                                           -----------
                                                            5,685,679
                                                           -----------
U.S. Government Agency Mortgage-Backed Securities (25.9%)
Federal National Mortgage Association,
  4.95%, 09/30/98                             4,000,000     3,894,860
Government National Mortgage Association,
  9.00%, 07/15/16                               560,240       589,478
Government National Mortgage Association,
  9.00%, 05/15/16                               547,785       576,373
                                                           -----------
                                                            5,060,711
                                                           -----------
U.S. Agency Obligations (24.0%)
Private Export Funding Corp., 5.48%,
  09/15/03                                      800,000       782,640
Small Business Administration 92-20K,
  7.55%, 11/01/12                               931,153       953,500
Small Business Administration, 8.25%,
  11/01/11                                      877,495       937,305
Student Loan Marketing Association,
  6.72%, 07/23/97                             1,000,000     1,013,034
Student Loan Marketing Association,
  7.82%, 10/14/99                             1,000,000     1,017,671
                                                           -----------
                                                            4,704,150
                                                           -----------
Foreign & Supranational Obligations (3.3%)
International Bank for Reconstruction and
  Development, 9.25%, 07/15/07                  500,000       640,494
                                                           -----------
Corporate Obligations (5.1%)
First Chicago Corp. 94i-A, 6.045%,
  01/15/99                                    1,000,000     1,002,270
                                                           -----------
Total Long Term Bonds and Notes (cost $16,496,420)        $17,093,304
                                                           -----------
Short Term Investments (11.1%)
Federal Home Loan Mortgage Association,
  5.82%, 11/01/95                             2,168,000     2,168,000
                                                           -----------
Total Short Term Investments
  (cost $2,168,000)                                       $ 2,168,000
                                                           -----------
Total Investments
  (cost $18,664,420) (a)                                  $19,261,304
Other assets less liabilities                                 297,003
                                                           -----------

Total Net Assets                                          $19,558,307

Notes to Portfolio of Investments


(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $657,501
    Unrealized losses          (60,617)
                               --------
    Net unrealized gains      $596,884
                               ========

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Bond Fund


                                                                            Principal       Market
                                                                              Amount        Value
                                                                            ----------   ------------
Long Term Bonds and Notes (86.9%)
U.S. Government Agency Mortgage-Backed Securities (5.7%)
Federal Home Loan Mortgage Corp., 7.63%, 12/01/22                          $   984,968   $ 1,004,052
Federal National Mortgage Association, Zero Coupon, 06/25/19                   457,081       409,687
Government National Mortgage Association, 9.50%, 07/15/18                      412,382       441,249
Government National Mortgage Association, 10.00%, 07/15/19                     142,711       156,046
Government National Mortgage Association, 10.00%, 04/15/19                      94,188       102,989
Government National Mortgage Association, 10.00%, 11/15/18                     142,854       156,202
                                                                                          -----------
Total U.S. Government Agency Mortgage-Backed Securities
  (cost $2,210,680)                                                                      $ 2,270,225
                                                                                          -----------
U.S. Agency Obligations (8.8%)
Private Export Funding Corp., 5.48%, 09/15/03                                1,600,000     1,565,280
Student Loan Marketing Association, 6.72%, 07/23/97                          1,000,000     1,013,034
Small Business Administration 92-20K, 7.55%, 11/01/12                          931,153       953,500
                                                                                          -----------
Total U.S. Agency Obligations (cost $3,576,958)                                          $ 3,531,814
                                                                                          -----------
U.S. Government Obligations (16.1%)
U.S. Treasury Bond, 6.875%, 03/31/00                                         4,000,000     4,166,248
U.S. Treasury Bond, 7.5%, 11/15/24                                           2,000,000     2,289,374
                                                                                          -----------
U.S. Government Obligations
  (cost $6,123,519)                                                                      $ 6,455,622
                                                                                          -----------
Corporate Bonds (17.8%)
Financial Services (8.4%)
American Express FDC, 8.50%, 06/15/99                                        1,000,000     1,067,730
Associates Corp. N.A., 8.55%, 07/15/09                                       1,000,000     1,159,101
Commercial Credit Co., 8.70%, 06/15/09                                       1,000,000     1,170,788
                                                                                          -----------
                                                                                           3,397,619
                                                                                          -----------
Other Corporate Bonds (9.4%)
Columbia/HCA Healthcare Corp., 6.91%, 06/15/05                               1,000,000     1,014,577
Paramount Communications, Ltd., 7.50%, 07/15/23                                500,000       482,762
Rogers Cablesystems of America, 10.00%, 03/15/05                               500,000       522,500
Stone Container Corp., 9.875%, 02/1/01                                         500,000       497,500
TRW, Inc., 9.35%, 06/04/20                                                   1,000,000     1,244,671
                                                                                          -----------
                                                                                           3,762,010
                                                                                          -----------
Total Corporate Bonds
  (cost $6,732,144)                                                                      $ 7,159,629
                                                                                          -----------
Foreign & Supranational Obligations (22.0%)
African Development Bank, 8.80%, 09/01/19                                   $  250,000   $   309,927
Bank of China, 8.25%, 03/15/14                                                 500,000       483,009
China International Trust, 9.00%, 10/15/06                                   1,000,000     1,087,210
Empresa Dist Sur, 9.887%, 05/17/96                                           1,500,000     1,485,000
European Investment Bank, 13.00%, 08/31/96                                     614,000       647,770
Interamerican Development Bank, 12.25%, 12/15/08                             1,200,000     1,808,385
International Bank For Reconstruction & Development, 9.25%, 07/15/17         1,500,000     1,921,482
KFW International Finance, 8.85%, 6/15/99                                      500,000       544,814
Swire Pacific, Ltd., 8.50%, 09/29/04 +++                                       500,000       531,000
                                                                                          -----------
Total Foreign & Supranational Obligations (cost $8,246,377)                              $ 8,818,597
                                                                                          -----------
Non-Agency Mortgage-Backed
  Securities (16.5%)
Chase Mortgage Finance 1992-F, 8.25%, 05/25/08                               1,059,000     1,055,823
First Chicago 94I-A, 6.045%, 01/15/99                                        2,000,000     2,004,540
Marine Midland 92, 8.00%, 04/25/23                                             962,015       998,743
Prudential Home Mortgage 1992 13 M1, 7.50%, 06/25/07                           682,664       687,357
Prudential Home Mortgage 92-39 M, 7.00%, 12/25/07                              883,884       879,712
Resolution Trust Corp. 1991-17 B6, 8.20%, 09/25/21                           1,000,000     1,000,591
                                                                                          -----------
Total Non-Agency Mortgage-Backed Securities
  (cost $6,488,142)                                                                      $ 6,626,766
                                                                                          -----------
Total Long Term Bonds and Notes
  (cost $33,377,820)                                                                     $34,862,653
                                                                                          -----------
Short Term Investments (11.9%)
Archer-Daniels-Midland Co., Comm. Paper, 5.85%, 11/07/95                     1,000,000       999,025
Countrywide Funding Corp., Comm. Paper, 5.90%, 11/02/95                      2,000,000     1,999,672
Finova Capital Corp. Comm. Paper, 5.95%, 11/01/95                            1,775,000     1,775,000
                                                                                          -----------
Total Short Term Investments
  (cost $4,773,697)                                                                      $ 4,773,697
                                                                                          -----------
Total Investments
  (cost $38,151,517) (a)                                                                 $39,636,350
Other assets less liabilities                                                                482,312
                                                                                          -----------
Total Net Assets                                                                         $40,118,662



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Bond Fund

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $1,575,353
    Unrealized losses            (90,520)
                               ----------
    Net unrealized gains      $1,484,833
                               ==========


+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Tax-Free Fund


                                               Principal       Market
                                                 Amount        Value
                                               ----------   ------------
Long Term Bonds and Notes (97.4%)
Airport (4.4%)
City and County of Denver, Colorado,
  Airport System Revenue Bonds, 7.00%,
  11/15/99                                     $1,000,000   $ 1,063,750
                                                             -----------
Electric Revenue (8.4%)
Southern Minnesota Municipal Power Agency,
  Power Supply System Revenue Bonds, 5.50%,
  01/01/03                                      1,000,000     1,045,900
Washington Public Power Supply System,
  Nuclear Project No. 2, Revenue Refunding
  Bonds, 5.375%, 07/01/11                       1,000,000       950,000
                                                             -----------
                                                              1,995,900
                                                             -----------
General Obligation (12.6%)
Cedar Rapids, Iowa, 5.125%, 06/01/11            1,000,000       973,750
City and County of Honolulu, Hawaii, 5.50%,
  04/01/06                                      1,000,000     1,036,250
State of Michigan, 5.75%, 10/01/12              1,000,000     1,002,500
                                                             -----------
                                                              3,012,500
                                                             -----------
Highway (4.4%)
City and County of Arapahoe, Colorado,
  6.90%, 08/31/15                               1,000,000     1,056,250
                                                             -----------
Housing (4.2%)
Virginia Housing Development Authority,
  Mortgage Revenue Bonds, 5.70%, 01/01/11       1,000,000       997,500
                                                             -----------
Insured (12.5%)
Atlanta, Georgia, Airport Facilities
  Revenue Refunding Bonds, (AMBAC-Insured),
  5.30%, 01/01/03                               1,000,000     1,036,250
Florida Municipal Power Agency, All
  Requirements Power Supply Revenue
  Bonds (AMBAC-Insured), 5.10%, 10/01/14        1,000,000       938,750
Kentucky Turnpike Authority, Economic
  Development Road Revenue Refunding
  Bonds (AMBAC-Insured), 5.50%, 07/01/09        1,000,000     1,016,250
                                                             -----------
                                                              2,991,250
                                                             -----------
Lease (4.5%)
Indiana Transportation Finance Authority,
  Airport Facilities Lease Revenue Bonds,
  6.50%, 11/01/07                               1,000,000     1,078,750
                                                             -----------
Pollution Control (4.1%)
Illinois Development Finance Authority,
  Pollution Control Revenue Refund Bonds
  (Commonwealth Edison Project), 5.85%,
  01/15/14                                      1,000,000       968,750
                                                             -----------
Prerefunded (8.9%)
San Antonio, Texas, General Obligation
  Limited Tax Bonds (Prerefunded 8/01/97 @
  100), 7.875%, 08/01/10                       $1,000,000   $ 1,063,750
Tarrant County, Texas Water Control and
  Improvement District No. 1, Water Revenue
  Bonds (Prerefunded 03/01/98
  @ 100), 7.70%, 03/01/00                       1,000,000     1,077,500
                                                             -----------
                                                              2,141,250
                                                             -----------
Sales/Special Tax (4.0%)
State of Illinois, Sales Tax Revenue Bonds,
  5.25%, 06/15/13                               1,000,000       958,750
                                                             -----------
University (8.4%)
California Educational Facility Authority
  Revenue Bonds, University of Southern
  California Project, 5.80%, 10/01/15           1,000,000     1,010,000
Dormitory Authority of the State of New
  York, Consolidated City University Revenue
  Bonds, 5.75%, 07/01/09                        1,000,000       996,250
                                                             -----------
                                                              2,006,250
                                                             -----------
Water/Sewer (21.0%)
DuPage Water Commission, Illinois, Water
  Revenue Refunding Bonds, 5.25%, 05/01/11      1,000,000       968,750
Massachusetts Water Resources Authority,
  General Revenue Refunding Bonds, 5.25%,
  03/01/13                                      1,000,000       952,500
City of Philadelphia Water and Wastewater,
  5.625%, 06/15/09                              1,000,000     1,035,000
Portland, Oregon Sewer System Revenue
  Bonds, 6.10%, 06/01/10                        1,000,000     1,065,000
Spokane, Washington Regional Solid Waste
  Management Services Revenue Bond, 5.50%,
  12/01/09                                      1,000,000     1,010,000
                                                             -----------
                                                              5,031,250
                                                             -----------
Total Long Term Bonds and Notes (Cost $22,783,649)          $23,302,150
                                                             -----------
Short Term Investments (1.0%)
Federal Home Loan Mortgage Corp., Disc.
  Note, 5.82%, 11/01/95                           238,000       238,000
                                                             -----------
Total Short Term Investments
  (cost $238,000)                                           $   238,000
                                                             -----------
Total Investments
  (cost $23,021,649) (a)                                    $23,540,150
Other assets less liabilities                                   389,762
                                                             -----------
Total Net Assets                                            $23,929,912
                                                             -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Tax-Free Fund

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $ 719,740
    Unrealized losses          (201,239)
                               ---------
    Net unrealized gains      $ 518,501
                               =========

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Common Stocks (66.4%)
Aerospace & Defense (0.7%)
Applix Inc.+                                      1,400      $   39,025
Kaman Corp. Class A                               2,300          25,013
Lockheed Martin Corp.                             2,000         136,250
McDonnell Douglas Corp.                           5,100         416,925
                                                             -----------
                                                                617,213
                                                             -----------
Apparel (0.7%)
Guilford Mills, Inc.                                300           6,638
Nike, Inc.                                       10,000         567,500
Oshkosh B'Gosh, Inc.                              1,700          22,738
Phillips-Van Heusen                                 100           1,013
Superior Surgical Manufacturing Co., Inc.           600           5,700
                                                             -----------
                                                                603,589
                                                             -----------
Autos & Auto Equipment (0.6%)
Borg-Warner Automotive, Inc.                        400          11,800
Johnson Controls, Inc.                            1,100          64,075
Kaydon Corp.                                        600          17,325
Liz Claiborne, Inc.                               7,400         209,975
Masland Corp.                                       100           1,388
Smith (A.O.) Corp                                 1,900          39,425
Snap-On, Inc.                                     2,800         118,650
Varity Corp.+                                     2,000          72,500
                                                             -----------
                                                                535,138
                                                             -----------
Banks (5.9%)
Associated Banc-Corp.                               125           4,750
Bank of Boston Corp.                              8,000         356,000
Bank of New York Co., Inc.                        1,362          57,204
BankAmerica Corp.                                12,000         690,000
Bankers First Corp.                                 400          11,350
Banponce Corp.                                      400          15,450
Barnett Banks, Inc.                               1,500          82,875
Baybanks, Inc.                                      500          40,438
Bell Bancorp, Inc.                                  400          11,850
CCB Financial Corp.                                 600          29,625
Charter One Financial, Inc.                         700          19,819
Chemical Banking Corp.                            9,500         540,313
Citicorp                                          7,031         456,136
Citizens Bancorp                                    700          23,013
City National Corp.                               7,500          99,375
Coast Savings Financial Inc.+                     1,600          42,200
Cullen/Frost Bankers                              2,000         101,250
FFY Financial Corp.                                 400           8,625
First American Corp. (Tenn.)                      1,100      $   48,194
First Chicago Corp.                               6,300         427,613
First Commonwealth Financial Corp.                  300           4,950
First Empire State Corp.                            200          39,350
First Interstate Bancorp                          4,300         554,700
Firstier Financial, Inc.                            100           4,275
Fulton Financial Corp.                              220           4,730
KeyCorp                                             950          32,063
Liberty Bancorp, Inc.                               700          25,200
MAF Bancorp, Inc.                                   220           5,500
Mark Twain Bancshares, Inc.                         200           6,975
Midlantic Corp.                                     900          47,813
N.S. Bancorp, Inc.                                  400          14,525
NationsBank, Corp.                               12,300         808,725
North Side Savings Bank                             900          26,663
Northern Trust Corp.                                600          28,500
Provident Bancorp                                   400          16,800
Queens County Bancorp, Inc.                       1,700          68,425
Reliance Bancorp, Inc.                            1,700          24,756
River Forest Bancorp, Inc.                          600          14,025
Security Capital Corp.+                             500          27,313
Silicon Valley Bancshares+                          900          17,663
Standard Financial, Inc.+                         3,900          54,113
Star Banc Corp.                                     800          44,300
Susquehanna Bancshares, Inc.                        300           8,738
Union Planters Corp.                              3,000          91,875
                                                             -----------
                                                              5,038,057
                                                             -----------
Building Materials &
  Construction (0.6%)
American Buildings Co.+                             500          12,563
Ameron, Inc.                                        100           3,425
Butler Manufacturing Co.                            600          17,625
Champion Enterprises, Inc.+                       5,200         134,550
Continental Homes Holding Corp.                     500          10,250
Elcor Corp.                                         600          12,600
Florida Rock Industries, Inc.                       200           5,400
Granite Construction, Inc.                        2,500          71,250
Kasler Holding Co.+                                 200           1,150
Lone Star Industries, Inc.                          200           4,575
Navistar Internat+                                3,100          31,775
NCI Building Systems, Inc.+                         600          14,100
Redman Industries, Inc.+                            300           7,875
Stone & Webster, Inc.                             1,200          40,350
Texas Industries, Inc.                            1,000          52,625
Toll Brothers, Inc.+                                800          14,300



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                               Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Tredegar Industries, Inc.                           400      $   11,650
Webb (Del E.) Corp.                               1,200          24,900
                                                             -----------
                                                                470,963
                                                             -----------
Chemicals (2.3%)
ARCO Chemical Co.                                   800          39,200
Cytec Industries                                  2,100         114,975
Dow Chemical Co.                                  5,700         391,163
Du Pont (E.I.) de Nemours                         3,500         218,313
Eastman Chemical Co.                              3,200         190,400
Goodrich (B.F.) Co.                                 700          46,113
Great Lakes Chemical Corp.                        2,000         134,250
Learonal Inc.                                     1,500          34,125
Lyondell Petrochemical Co.                        1,900          40,613
OM Group, Inc.                                      300           8,756
PPG Industries, Inc.                              3,300         140,250
Sigma-Aldrich Corp.                               3,000         143,250
Synalloy Corp.                                      300           6,263
The Geon Co.                                      3,100          77,113
Union Carbide Corp.                               9,400         356,025
Vigoro Corp.                                        600          26,025
                                                             -----------
                                                              1,966,834
                                                             -----------
Commercial Services (0.3%)
Barefoot Inc.                                       600           7,163
Devry, Inc.+                                      1,600          36,000
Health Management Systems, Inc.+                     50           1,613
Interim Services, Inc.+                           1,100          32,450
Jacobs Engineering Group Inc.+                      500          10,938
Jenny Craig, Inc.+                                  600           5,550
Kindercare Learning Centers, Inc.+                1,200          16,200
Manpower, Inc.                                    1,500          40,688
PHH Corp.                                         1,700          74,375
Robert Half International Inc.+                   1,000          36,500
                                                             -----------
                                                                261,477
                                                             -----------
Computer Software (0.5%)
Acxiom Corp.+                                       900          26,775
Analysts International Corp.                        300           8,888
Boole & Babbage, Inc.+                              200           7,275
Borland International, Inc.+                      1,000          13,563
Cadence Design Systems, Inc.+                     2,550          82,238
Cheyenne Software, Inc.+                            500          10,438
Cirrus Logic Inc+                                 1,400          58,888
Electronic Arts, Inc.+                              700          25,681
Hogan Systems, Inc.+                              1,700          15,194
Hyperion Software+                                  400          19,550
Inso Corp.+                                         400      $   14,200
Kronos, Inc.+                                       400          18,750
Medic Computer Systems, Inc.+                       200          10,675
Micro Warehouse Inc.+                               500          22,375
Policy Management Systems+                          100           4,713
Reynolds & Reynolds Co.                           1,700          60,563
Shiva Corp.+                                        100           6,013
Softdesk, Inc.+                                     400           9,150
Triad Systems Corp.+                              1,700           9,456
                                                             -----------
                                                                424,385
                                                             -----------
Computers & Office
  Equipment (3.6%)
Banctec, Inc.+                                       59           1,121
Ceridian Corp.+                                   3,400         147,900
Comdisco, Inc.                                    2,600          79,300
Compaq Computer Corp.+                            5,300         295,475
Dell Computer Corp.+                              2,200         102,438
Fair Isaac & Co., Inc.                              200           5,550
Gateway 2000, Inc.+                                 200           6,688
Harris Corp.                                      2,200         127,875
HBO & Co.                                           300          21,188
In Focus Systems, Inc.+                           4,300         141,363
International Business Machines Corp.             5,600         544,600
Komag, Inc.+                                        500          28,531
Macneal-Schwendler Corp.                            900          13,725
Microsoft Corp.+                                  3,700         370,231
Moore Corp., Ltd.                                 9,000         172,125
Read-Rite Corp.+                                  7,300         255,044
Sun Microsystems, Inc.+                           4,700         367,188
Xerox Corp.                                       3,200         415,200
                                                             -----------
                                                              3,095,542
                                                             -----------
Consumer Products (0.4%)
Alberto-Culver Co. Class B                        3,400         106,675
Block Drug Co. Class A                              200           7,725
Eastman Kodak Co.                                 1,600         100,200
First Brands Corp.                                  300          13,725
Helene Curtis Industries, Inc.                      400          11,950
Maybelline, Inc.                                  2,800          66,150
                                                             -----------
                                                                306,425
                                                             -----------
Diversified (1.6%)
Astec Industries, Inc.+                             100           1,206
BIC Corp.                                           200           8,050
Dover Corp.                                      12,300         485,850
Griffon Corp.+                                      100             838



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Harsco Corp.                                      1,000      $   52,750
Katy Industries                                     800           8,200
Kulicke & Soffa Industries, Inc.+                 4,800         169,800
Lydall, Inc.+                                       400           9,100
Mercer International, Inc.+                         100           2,306
Opal, Inc.+                                         600           9,075
Standex International Corp.                         600          19,650
Textron Inc.                                      4,500         309,375
Varlen Corp                                         900          24,300
VF Corp.                                          5,600         268,100
                                                             -----------
                                                              1,368,600
                                                             -----------
Electrical & Electronics (2.3%)
Applied Materials, Inc.+                          2,200         110,413
CTS Corp.                                           300           9,975
Cypress Semiconductor Corp.+                      1,600          56,400
Dallas Semiconductor Corp.                        1,500          31,875
Dovatron International, Inc.+                     1,100          34,100
Esterline Technologies Corp.+                     2,300          53,188
FPL Group, Inc.                                   8,300         347,563
Fusion Systems Corp.+                             2,000          55,250
Glenayre Technologies, Inc.+                        900          58,163
Hadco Corp.+                                      2,500          70,000
Hewlett Packard Co.                               5,900         546,488
Intel Corp.                                       1,000          69,938
Logicon, Inc                                        600          13,725
Merix Corp.+                                      1,000          36,750
Micron Technology Inc.                            3,400         240,125
Pioneer Standard Electronics                        300           4,106
Quickturn Design System, Inc.+                    2,300          23,575
Ramtron International+                              100           1,006
Rogers Corp.+                                       400           9,000
Seagate Technology, Inc.+                         1,600          71,600
Tencor Instruments+                                 800          34,200
Unitrode Corp.+                                   1,200          32,250
Western Digital Corp.+                              200           3,100
Wyle Electronics                                    400          17,050
                                                             -----------
                                                              1,929,840
                                                             -----------
Electrical Equipment (2.9%)
3Com Corp.+                                       1,200          56,325
ADFlex Solutions, Inc.+                             900          23,513
AMP Inc.                                          2,100          82,425
Avnet, Inc.                                       1,200          60,450
Burr-Brown Corp.+                                 1,350          42,863
Cellstar Corp.+                                   1,100          30,250
Charter Power Systems, Inc.                         100      $    2,538
Circuit City Stores, Inc.                         1,100          36,713
Dionex Corp.+                                       100           5,363
Emerson Electric Co.                                800          57,000
General Electric Co.                              9,500         600,875
Honeywell, Inc.                                   2,300          96,600
International Rectifier Corp.+                    2,300         103,788
Kemet Corp.+                                      1,600          54,800
Kent Electronics Corp.+                           2,300         112,125
Marshall Industries+                                500          17,625
Microchip Technology Corp.+                         200           7,925
Park Electrochemical Corp.                        4,000         125,000
Parker-Hannifin Corp.                             7,200         243,000
Sundstrand Corp.                                    700          42,875
Tektronix, Inc.                                     400          23,700
Teradyne, Inc.+                                   2,400          80,100
Texas Instruments, Inc.                           8,600         586,950
Valmont Industries                                  500          12,094
                                                             -----------
                                                              2,504,897
                                                             -----------
Financial Services (3.1%)
Advanta Corp. Class A                             1,600          62,200
Alex Brown & Sons, Inc.                           1,800          87,975
Astoria Financial Corp.                           2,800         120,400
AT&T Capital Corp.                                  500          20,000
Bear Stearns Co., Inc.                            1,500          29,813
BHC Financial, Inc.                                 600          11,025
CNA Financial Corp.+                                400          45,600
Crestar Financial Corp.                             500          28,500
Dean Witter Discover and Co.                      3,600         179,100
Deposit Guaranty Corp.                            1,200          52,950
Duff & Phelps Corp.                               1,600          17,400
Federal National                                  2,600         272,675
Great Financial Corp.                             3,100          64,131
Greenpoint Financial Corp.                        1,400          37,975
Home Financial Corp.                              2,800          43,050
Household International, Inc.                     3,000         168,750
John Nuveen & Co., Inc.                             200           4,825
Leader Financial Corp.                            2,700          96,525
Legg Mason, Inc.                                    400          11,500
Mercury Finance Co.                               2,300          44,275
Merrill Lynch & Co., Inc.                         2,300         127,650
Morgan Keegan, Inc.                                 950          10,331
Patlex Corp+                                        187             888
Peoples Heritage Financial Group                  1,100          21,038



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund



                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Pioneer Group, Inc.                                 100      $    2,625
RCSB Financial, Inc.                              1,400          31,238
TR Financial Corp.                                1,600          39,800
Transamerica Corp.                                3,800         257,450
Travelers, Inc.                                  11,500         580,750
Union Bank                                          500          25,125
United Insurance Companies, Inc.+                   400           6,725
Wells Fargo & Co.                                   200          42,025
Zion Bancorp.                                     1,200          83,400
                                                             -----------
                                                              2,627,714
                                                             -----------
Foods & Beverages (5.0%)
American Maize-Products Co. Class A                 700          27,738
Brown-Forman Corp. Class B                        1,100          41,938
Cagle's, Inc.                                       300           4,500
Coca-Cola Co.                                     8,500         610,938
ConAgra, Inc.                                    16,700         645,038
CPC International Inc.                            6,500         431,438
Goodmark Foods, Inc.                                300           5,475
Heinz (H.J.) Co.                                  2,500         116,250
Hometown Buffet Inc.+                               200           2,588
Hormel Foods Corp.                                1,400          32,200
Hudson Foods, Inc. Class A                        1,400          19,775
IBP, Inc.                                         1,300          77,838
International Multifoods Corp.                    1,900          38,950
Kroger Co. (The)+                                 7,600         253,650
McDonald's Corp.                                 13,300         545,300
Mondavi (Robert) Corp.+                           1,200          34,050
Nash-Finch Co.                                      500           8,844
PepsiCo, Inc.                                     9,000         474,750
Richfood Holdings, Inc.                             500          12,563
Safeway, Inc.+                                    1,000          47,250
Sara Lee Corp.                                   18,500         543,438
Supervalu, Inc.                                   8,300         255,225
Unilever N.V.                                       300          39,300
                                                             -----------
                                                              4,269,036
                                                             -----------
Health Services (0.9%)
Baxter International, Inc.                        4,400         169,950
Columbia/HCA Healthcare Corp.                     3,900         191,588
Genetics Institute, Inc. Dep Shrs+                  300          11,213
Health Management Associates Class A+               600          12,900
Healthdyne Technologies, Inc.+                      500           5,469
Horizon/CMS Healthcare Corp.+                     4,700          95,175
Invacare Corp.                                      600          15,000
Lincare Holdings, Inc.+                           2,800          70,175
Nellcor, Inc.+                                    2,068      $  119,427
Sun Healthcare Group, Inc.+                         300           3,563
Universal Health Services, Inc.+                  2,800         105,000
                                                             -----------
                                                                799,460
                                                             -----------
Health Technology (0.4%)
Alpharma Inc.--Class A                              100           2,400
Barr Labs Inc.+                                     500          10,875
Bio-Rad Labs, Inc. Class A+                         300          11,400
Guidant Corp.                                     4,102         131,264
Haemonetics Corp.+                                1,900          35,863
Life Technologies, Inc.                             500          12,438
Rhone-Poulenc Rorer, Inc.                           700          32,988
Sybron International Corp.+                       2,200          93,500
Utah Medical Products, Inc.+                      1,000          13,875
Vital Signs, Inc.                                 1,400          25,638
                                                             -----------
                                                                370,241
                                                             -----------
Home Funishings &
  Appliances (0.1%)
Kimball International, Inc. Class B                 300           7,744
Leggett & Platt, Inc.                             2,400          57,600
National Presto Industries, Inc.                    100           4,050
                                                             -----------
                                                                 69,394
                                                             -----------
Hotels & Restaurants (0.5%)
Marcus Corp.                                        200           6,925
Marriott International, Inc.                      9,500         350,313
Prime Hospitality Corp.+                          3,200          31,600
Rio Hotel & Casino, Inc.+                         4,100          52,275
                                                             -----------
                                                                441,113
                                                             -----------
Household Products (0.1%)
Carnival Corp.                                      600          13,950
Oneida Ltd.                                         400           6,600
Premark International, Inc.                         400          18,500
Toro Co.                                          1,500          43,313
                                                             -----------
                                                                 82,363
                                                             -----------
Insurance (2.4%)
AFLAC, Inc.                                       1,700          69,275
Allied Group, Inc.                                1,100          35,338
Allstate Corp.                                   12,825         471,319
American Bankers Insurance Group                  2,000          71,500
Capital American Financial Corp.                    200           3,925
Capital Guaranty Corp.                              300           6,638
Chubb Corp.                                       1,100          98,863
Cigna Corp.                                       1,900         188,338



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund



                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Commerce Group, Inc.                              1,300      $   26,406
Fremont General Corp.                             1,100          31,900
Fund American Enterprises, Inc.+                    390          26,910
Gainsco, Inc.                                        15             129
General Re Corp.                                    500          72,438
Healthwise of America, Inc.+                      2,700          81,000
Home Beneficial Corp. Class B                       200           4,925
Horace Mann Educators Corp.                       3,100          82,538
Lawyers Title Corp.                                 200           3,225
Loews Corp.                                         200          29,325
Maxicare Health Plans, Inc.+                      3,100          54,250
Mercury General Corp.                               900          37,800
MMI Companies, Inc.                                 200           4,475
Old Republic Intl                                 1,300          37,213
Orion Capital Corp.                                 800          32,800
Pxre Corporation                                  1,100          27,638
Reinsurance Group of America                      1,700          58,438
Rightchoice Managed Care, Inc.+                     900          11,475
Safeco Corporation                                3,700         237,494
Security-Connecticut Corp.                        1,600          41,600
Selective Insurance Group                         1,200          44,550
Transatlantic Holdings, Inc.                        600          40,425
Transnational Re Corp. Class A+                   1,100          24,681
Transport Holdings, Inc.+                            57           2,266
Unitrin, Inc.                                       700          32,638
Vesta Insurance Group, Inc.                       1,600          64,600
Washington National Corp.                         1,100          25,025
                                                             -----------
                                                              2,081,360
                                                             -----------
Machinery & Equipment (1.8%)
Acme-Cleveland Corp.                              1,600          35,000
Barnes Group, Inc.                                  400          15,000
Blount, Inc. Class A                              1,800          78,075
Case Corp.                                        1,100          41,938
Centerior Energy Corp.                            1,800          18,000
Central Sprinkler Corp.+                            600          19,350
Commercial Intertech Corp.                        1,700          28,688
Danaher Corp.                                     1,700          52,700
Entergy Corp.                                    19,800         564,300
Fluor Corp.                                       2,000         113,000
FSI International, Inc.+                          4,000          95,500
Idex Corp.                                          400          15,100
Illinois Tool Works, Inc.                         4,000         232,500
Indresco Inc.+                                    1,200          20,550
JLG Industries, Inc.                              1,600          37,400
Lam Research Corp.+                                 700      $   42,613
Lindsay Manufacturing Co.+                          400          13,900
Paccar, Inc.                                      2,200          92,400
Raymond Corp. (The)                               1,050          21,263
Regal Beloit                                      1,500          27,000
Zero Corp.                                          500           7,625
                                                             -----------
                                                              1,571,902
                                                             -----------
Media & Entertainment (0.7%)
AMC Entertainment, Inc.+                          1,300          23,563
Belo Corp. Class A                                1,400          48,475
Callaway Golf Co.                                 3,100          50,763
Chris-Craft Industries Inc.                         824          32,857
GTECH Holdings Corp.+                             1,100          26,950
King World Productions, Inc.+                     7,600         265,050
Media General, Inc.                               1,400          38,850
Polaris Industries, Inc.                          4,350         121,800
Regal Cinemas, Inc.+                                100           3,913
                                                             -----------
                                                                612,221
                                                             -----------
Medical Supplies (0.1%)
CONMED Corp.+                                     1,000          35,250
North American Biologicals, Inc.+                 2,900          23,381
                                                             -----------
                                                                 58,631
                                                             -----------
Metals & Mining (2.4%)
AK Steel Holding Corp.                            1,000          31,000
Alcan Aluminum Ltd.                               7,300         230,863
Aluminum Co. of America                           3,600         183,600
Ashland Coal, Inc.                                  200           4,750
Carpenter Technology Corp.                        2,100          79,538
Castle, (A.M.) & Co.                              1,400          34,125
Cleveland-Cliffs, Inc.                              900          33,638
Commonwealth Aluminum Corp.                         300           4,800
Cyprus Amax Minerals Co.                          6,800         177,650
Handy & Harman                                    3,100          43,788
J & L Specialty Steel, Inc.                       4,000          65,500
Kennametal Inc.                                   1,300          40,463
Lukens, Inc.                                        500          15,375
Magma Copper Co.                                  2,500          41,875
Mueller Industries, Inc.+                         3,400          79,900
Phelps Dodge Corp.                               13,900         880,913
Rouge Steel                                         500          10,875
Santa Fe Pacific Gold Corp.                       3,400          33,575
WHX Corp.+                                        2,500          25,938
Zeigler Coal Holding Co.                          1,200          14,100
                                                             -----------
                                                              2,032,266
                                                             -----------



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Oil & Gas (5.7%)
Atlantic Richfield Co.                            3,500      $  373,625
Berry Petroleum Class A                           1,000          10,250
Box Energy Corp. Class B+                         1,600          15,000
Camco International, Inc.                           500          11,438
Chesapeake Energy Corp.+                            700          20,475
Chevron Corp.                                     2,200         102,850
Coda Energy, Inc.+                                1,500          11,297
Diamond Shamrock, Inc.                              800          20,600
Enron Corp.                                         200           4,000
Exxon Corp.                                      14,700       1,122,649
Halliburton Co.                                   7,400         307,100
Hornbeck Offshore Services, Inc.+                   800          11,600
Laclede Gas Co.                                     200           4,075
Leviathan Gas Pipeline Partners L.P               3,300          82,088
Mobil Corp.                                       8,200         826,150
Oneok, Inc.                                       2,600          63,375
Pride Petroleum Services, Inc.+                   8,100          70,875
Royal Dutch Petroleum Co.                         8,400       1,032,136
Schlumberger, Ltd.                                  300          18,675
Smith International, Inc.+                        5,000          80,000
Sonat Offshore Drilling Co.                       2,300          73,025
Sun Company, Inc.                                 5,500         157,438
Tesoro Petroleum Corp.+                           2,300          18,113
Texaco                                            6,100         415,563
Tide West Oil Co.+                                  600           7,125
Union Texas Petroleum Holdings, Inc.              1,900          34,200
Wiser Oil Co.                                       900           9,900
                                                             -----------
                                                              4,903,622
                                                             -----------
Paper & Containers (2.2%)
ACX Technologies Inc.+                              800          12,700
Boise Cascade Corp.                               3,600         130,500
Champion International Corp.                      5,300         283,550
Chesapeake Corp.                                  2,800          85,750
Consolidated Papers, Inc.                         1,100          62,975
Georgia-Pacific Corp.                             2,000         165,000
Longview Fibre Co.                                2,000          29,000
Mead Corp.                                        7,300         420,663
Rayoner Inc.                                      1,400          52,500
Temple-Inland, Inc.                               6,000         273,000
Willamette Industries, Inc.                       6,200         361,150
                                                             -----------
                                                              1,876,788
                                                             -----------
Pharmaceuticals (5.1%)
Becton, Dickinson & Co.                           7,300         474,500
Bristol-Myers Squibb Co.                          7,000      $  533,750
COR Therapeutics+                                 1,300          13,325
Eli Lilly & Co.                                   1,925         186,003
Immulogic Pharmaceutical+                           400           4,650
Immunex Corp.+                                      300           3,788
Johnson & Johnson                                12,700       1,035,050
Medtronic, Inc.                                   8,800         508,200
Merck & Co., Inc.                                 5,400         310,500
Pfizer, Inc.                                      9,000         516,375
Schering Plough                                  10,600         568,425
Watson Pharmaceuticals, Inc.+                     3,100         139,500
                                                             -----------
                                                              4,294,066
                                                             -----------
Printing & Publishing (1.0%)
American Media Inc.                               2,300          11,213
Banta Corp.                                         600          26,100
Cadmus Communications Corp.                       1,600          39,200
Central Newspapers, Inc.--Class A                   400          11,800
Devon Group, Inc.+                                  900          34,875
Gannett Company, Inc.                             4,900         266,438
Harte-Hanks Communications, Inc.                    600          18,150
Lee Enterprises, Inc.                               400          15,950
Pulitzer Publishing Co.                             500          22,625
Scholastic Corp.+                                   300          18,563
Tribune Co.                                       4,400         277,750
Washington Post Co.                                 500         145,000
                                                             -----------
                                                                887,664
                                                             -----------
Real Estate Investment Trusts (0.0%)
Santa Anita Realty Enterprises, Inc.                200           2,450
Smith (Charles E.) Residential Realty Co.           500          11,625
                                                             -----------
                                                                 14,075
                                                             -----------
Retail (1.5%)
Albertson's, Inc.                                 6,400         212,800
Arbor Drugs, Inc.                                   600          10,875
Casey's General Stores, Inc.                      1,200          27,750
Cash America International, Inc.                  2,100          10,763
Claire's Stores, Inc.                             1,800          35,325
Delchamps, Inc.                                     200           3,600
Fay's Drug Co.                                    2,900          23,200
Friedman's Inc. Class A+                            900          18,000
General Host Corp.+                               4,600          22,425
General Nutrition Companies, Inc.+                2,800          69,300
Hannaford Brothers, Co.                             400          10,450
Hills Stores Co.+                                   500           3,750



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Mac Frugal's Bargains+                              100      $    1,188
Neiman Marcus Group, Inc.                         3,400          58,225
Proffitt's Inc.+                                    700          16,450
Rex Stores Corp.+                                   300           5,100
Rite Aid Corp.                                   10,800         291,600
Russ Berrie & Co. Inc.                              600           8,325
Sears Roebuck & Co.                               8,000         272,000
St. John Knits, Inc.                                700          33,513
Waban, Inc.+                                      2,100          32,813
Wal-Mart Stores, Inc.                             4,300          92,988
Weis Markets, Inc.                                  300           8,363
                                                             -----------
                                                              1,268,803
                                                             -----------
Telecommunications (2.2%)
AT& T Corp.                                       7,500         480,000
Ameritech Corp.                                  18,000         972,000
Computer Associates International, Inc.           6,350         349,250
Holophane Corp.+                                  1,100          29,769
Lincoln Telecommunications Co.                      600          10,425
Mobile Telecommunications Technologies Corp.+       100           2,850
                                                             -----------
                                                              1,844,294
                                                             -----------
Transportation (0.8%)
Alaska Air Group, Inc.+                             500           7,438
American President Cos. Ltd.                      2,100          50,925
AMR Corp.+                                        4,100         270,600
Comair Holdings, Inc.                             2,550          71,878
Conrail, Inc.                                     1,200          82,500
Expeditors International of Washington, Inc.        800          21,300
Florida East Coast Industries, Inc.                 500          33,438
Landstar Systems, Inc.+                             200           5,300
M.S. Carriers, Inc.+                                100           1,575
Rural/Metro Corp.+                                1,000          24,125
UAL Corp.+                                          400          70,350
                                                             -----------
                                                                639,429
                                                             -----------
Utilities - Electric (4.1%)
Boston Edison Co.                                 1,500          41,063
California Energy Co.+                            2,500          45,313
Central Hudson Gas & Electric Co.                 2,000          61,250
Consolidated Edison Co. of New York              13,500         410,063
DQE, Inc.                                         1,500          41,250
General Public Utilities Corp.                    7,900         246,875
Green Mountain Power Corp.                          500          13,625
Houston Industrie                                 1,300          60,288
Illinova Corp.                                    1,300          36,888
Interstate Power Co. (Del.)                       1,400      $   40,600
LG&E Corp.                                          700          29,050
MDU Resources Group, Inc.                           750          15,844
New England Electric System                       1,100          42,900
New York State Electric & Gas Corp.                 600          15,150
Nipsco Industries, Inc.                           1,500          54,750
Northeast Utilities                                 900          22,275
Northwestern Public Service Co.                     800          21,200
Oklahoma Gas & Electric Co.                       1,200          48,000
Orange & Rockland Utilities, Inc.                   700          24,588
Pacific Gas & Electric Co.                       18,700         549,313
Peco Energy Co.                                   7,500         219,375
Philadelphia Suburban Corp.                         300           5,775
Pinnacle West Capital Corp.                       2,400          66,000
Portland General Corp.                            2,100          56,963
San Diego Gas & Electric Co.                        800          18,600
SCE Corp.                                        30,600         520,200
Sierra Pacific Resources                          2,600          60,775
Southern California Water Co.                       300           5,663
TNP Enterprises, Inc.                             1,500          27,188
Unicom Corp.                                     15,800         517,450
United Illuminating Co.                           1,900          72,200
Western Resources, Inc.                             700          23,538
WPS Resources Corp.                               1,400          43,575
                                                             -----------
                                                              3,457,587
                                                             -----------
Utilities - Natural Gas (0.5%)
Brooklyn Union Gas Co. (The)                      1,400          35,175
Coastal Corp. (The)                               4,400         142,450
South Jersey Industries, Inc.                       800          16,400
Williams Cos. Inc.                                5,600         216,300
                                                             -----------
                                                                410,325
                                                             -----------
Utilities - Oil & Gas (0.7%)
Atlanta Gas Light Co.                             4,200         162,225
Connecticut Energy Corp.                            200           3,875
Energen Corp.                                     1,800          40,725
Indiana Energy, Inc.                                800          16,900
MCN Corp.                                         4,000          87,000
New Jersey Resources Corp.                          600          15,000
Northwest Natural Gas Co.                           400          12,900
Pacific Enterprises                               3,100          76,725
Pennsylvania Enterprises, Inc.                      300          10,425
Piedmont Natural Gas, Inc.                          800          17,600
Public Service Co.                                1,100          17,325
Southern Indiana Gas & Electric Co.               1,000          33,750



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                                Number of      Market
                                                 Shares        Value
                                                ---------   ------------
Southwest Gas Corp.                                100   $     1,513
Valero Energy Corp.                              2,200        51,975
Washington Gas Light Co.                           100         1,913
Wicor, Inc.                                      1,000        29,625
                                                          -----------
                                                             579,476
                                                          -----------
Utilities - Telephone (2.7%)
Bell Atlantic Corp.                              9,400       598,075
BellSouth Corp.                                  5,000       382,500
Citizens Utilities Co.+                             37           407
GTE Corp.                                        8,300       342,375
Southern New England Telecom. Corp.              1,400        50,575
Sprint Corp.                                    23,000       885,500
Tellabs, Inc.+                                   1,400        47,775
                                                          -----------
                                                           2,307,207
                                                          -----------
Total Common Stocks
  (cost $48,010,099)                                     $56,621,997
                                                          -----------
Preferred Stock (0.0%)
Citicorp, PERCS                                  1,876        34,002
Total Preferred Stocks
  (cost $37,151)                                         $    34,002
                                                          -----------

                                               Principal       Market
                                                 Amount        Value
                                               ----------   ------------
Long Term Bonds & Notes (30.7%)
U.S. Government Agency Mortgage-Backed Security (4.0%)
FNMA 1991-3 Z Tranche, 8.50%, 01/25/21      $3,289,660   $ 3,428,615
                                                          -----------
U.S. Treasury Securities (5.1%)
U.S. Treasury Bond, 7.625%, 02/15/25           250,000       290,469
U.S. Treasury Bond, 6.25%, 08/31/96            450,000       452,390
U.S. Treasury Bond, 7.50%, 01/31/97          1,400,000     1,431,937
U.S. Treasury Strip, 0.00%, 05/15/04         3,650,000     2,188,806
                                                          -----------
                                                           4,363,602
                                                          -----------
Corporate Bonds (16.5%)
Aerospace & Defense (0.5%)
Kaman Corp., 6.00%, 03/15/12                   499,000       424,150
                                                          -----------
Autos & Auto Equipment (1.0%)
Exide Corp., 10.75%, 12/15/02                  250,000       271,250
Exide Corp., 10.00%, 04/15/05                  525,000       565,688
                                                          -----------
                                                             836,938
                                                          -----------
Diversified (1.4%)
Alcan Aluminum Ltd., 9.00%, 12/01/04         1,500,000     1,221,413
                                                          -----------
Financial Services (6.5%)
American General Finance Corp., 8.45%,
  10/15/09                                  $1,000,000   $ 1,155,981
APP International Finance Co., 10.25%,
  10/01/00                                     350,000       358,750
APP International Finance Co., 11.75%,
  10/01/05                                     500,000       512,500
Commercial Credit Corp., 8.70%, 06/15/09     1,000,000     1,170,788
General Motors Acceptance Corp., 6.15%,
  01/16/01                                   1,300,000     1,285,024
Swire Pacific, 8.50%, 09/29/04+++            1,000,000     1,062,000
                                                          -----------
                                                           5,545,043
                                                          -----------
Media (2.8%)
News American Holdings, Inc., 8.50%,
  02/23/25                                     700,000       795,258
Telewest Plc, 11.0%, 10/01/07                1,000,000       585,000
Viacom, 8.00%, 07/07/06                      1,000,000       996,250
                                                          -----------
                                                           2,376,508
                                                          -----------
Paper & Containers (1.2%)
Stone Container Corp., 9.875%, 02/01/01      1,020,000     1,014,900
                                                          -----------
Retail (1.2%)
Ralph's Grocery, 10.45%, 06/15/04            1,000,000     1,007,500
                                                          -----------
Telecommunications (1.0%)
Centennial Cellular Corp., 10.125%,
  05/15/05                                     850,000       875,500
                                                          -----------
Utilities--Electric (0.9%)
CMS Energy Corp., 9.875%, 10/01/99             750,000       772,405
                                                          -----------
Total Corporate Bonds
  (cost $13,326,397)                                     $14,074,357
                                                          -----------
Foreign & Supranational Obligations (2.8%)
African Development Bank, 8.80%,
  09/01/19                                   1,000,000     1,239,709
Poland Discount Bond, 7.125%, 10/27/24       1,000,000       766,250
Transport de Gas Del Sur, 7.75%,
  12/23/98                                     400,000       357,000
                                                          -----------
                                                           2,362,959
                                                          -----------
Non-Agency Mortgage-Backed Securities (2.3%)
Merrill Lynch Mortgage Investors,
  7.7945%, 06/15/21                            958,330       975,999
Resolution Trust Corp. 1991 17B6, 8.20%,
  09/25/21                                   1,000,000     1,000,591
                                                          -----------
                                                           1,976,590
                                                          -----------
Total Long-Term Bonds & Notes
  (cost $25,279,662)                                     $26,206,123
                                                          -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

The Aetna Fund


                                             Principal      Market
                                              Amount        Value
                                            ----------   ------------
Short-Term Investments (2.2%)
Columbia/HCA Healthcare Corp., 6.00%,
  11/01/95+++                               $1,698,000   $ 1,698,000
U.S. Treasury Note, 9.25%, 01/15/96            200,000       201,460
                                                          -----------
Total Short-Term Investments
  (cost $1,899,395)                                      $ 1,899,460
                                                          -----------

  (cost $75,226,307) (a)                                 $84,761,582
Other assets less liabilities                                541,304
                                                          -----------
Total Net Assets                                         $85,302,886
                                                          -----------




Notes to Portfolio of Investments

  + Non-income producing security.

+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securites have been determined to be liquid under guidelines established by the Board of Directors.

(a) The cost of investments for federal income tax purposes is $75,249,819. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains           $10,291,422
    Unrealized losses             (732,635)
                               -----------
    Net unrealized gains       $ 9,558,787
                               ===========



Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

The Aetna Fund

Information concerning open futures contracts is shown below:

                               No. of      Initial    Expiration  Unrealized
                             Contracts      Value        Date      Gain/Loss
                              ---------   ----------   ---------   ----------
S&P 500 December 95 short         9      $2,600,100    12/15/95    $(27,225)
S&P 500 December 95 short        16       4,646,666    12/15/95     (24,134)
S&P 500 December 95 short         4       1,171,500    12/15/95       3,800
                                                                    ---------
                                                                   $(47,559)
                                                                    =========

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Common Stocks (93.4%)
Aerospace & Defense (1.2%)
Gencorp, Inc.                                      2,400       $   25,200
Kaman Corp. Class A                                2,700           29,363
Lockheed Martin Corp.                             12,500          851,563
McDonnell Douglas Corp.                           36,000        2,942,999
United Technologies Corp.                          5,100          452,625
                                                               ------------
                                                                4,301,750
                                                               ------------
Apparel (1.5%)
Chic By H I S, Inc.+                               1,400            7,700
Coats Viyella Plc                                 21,200           62,554
Kurabo Industries                                 33,000          112,318
Nike, Inc.                                        57,600        3,268,799
VF Corp.                                          40,200        1,924,574
Wolverine World Wide, Inc.                         1,500           45,000
                                                               ------------
                                                                5,420,945
                                                               ------------
Autos & Auto Equipment (0.8%)
Autoliv AB                                           700           40,144
Bandag, Inc.                                       1,800           92,250
Borg Warner Automotive, Inc.                       6,500          191,750
Johnson Controls, Inc.                             8,000          466,000
Kaydon Corp.                                       2,800           80,850
Masland Corp.                                      2,600           36,075
Mitsubishi Motors Corp.                           12,000           99,995
Smith (A.O.) Corp.                                 4,300           89,225
Snap On, Inc.                                     25,000        1,059,375
Varity Corp.+                                     16,000          580,000
Volvo AB Class B                                   2,000           45,006
                                                               ------------
                                                                2,780,670
                                                               ------------
Banks (7.7%)
AMMB Holdings Bhd                                  2,000           24,774
Associated Banc-Corp.                              1,050           39,900
Bank of Boston Corp.                              16,600          738,700
Bank of New York Co., Inc.                        28,000        1,176,000
BankAmerica Corp.                                 65,200        3,748,999
Bankers Corp.                                      3,100           52,894
Barnes Group, Inc.                                 1,100           41,250
Barnett Banks, Inc.                               26,400        1,458,599
Baybanks, Inc.                                     3,200          258,800
Bell Bancorp, Inc.                                   200            5,925
Brooklyn Bancorp, Inc.+                            2,200           86,763
Canadian Imperial Bank of Commerce                     1               17
CCB Financial Corp.                                1,000           49,375
Charter One Financial, Inc.                        2,400       $   67,950
Chemical Banking Corp.                            74,600        4,242,874
Citicorp                                          37,600        2,439,299
Citizens Bancorp                                     600           19,725
City National Corp.                               15,700          208,025
Coast Savings Financial, Inc.+                     4,400          116,050
Comercial Net Lease Realty                         1,600           20,400
Commerce Asset Holdings Bhd                        8,000           39,638
Corestates Financial Corp.                        17,500          636,563
Creditanstalt-Bankverein                           1,500           74,771
Cullen/Frost Bankers, Inc.                         2,600          131,625
Den Danske Bank                                    1,100           72,844
Development Bank of Singapore Ltd.                12,000          137,424
FFY Financial Corp.                                1,700           36,656
First American Corp. (Tenn.)                       5,700          249,731
First Chicago Corp.                               43,800        2,972,924
First Commonwealth Financial Corp.                 1,100           18,150
First Empire State Corp.                             300           59,025
First Interstate Bancorp                          25,700        3,315,299
First Tennessee National Corp.                     2,100          112,875
Firstier Financial, Inc.                             300           12,825
Hawkeye Bancorporation                               100            2,431
JSB Financial, Inc.                                2,100           64,706
Jyske Bank AS                                        300           19,647
KeyCorp                                            4,300          145,125
Loyola Capital Corp.                                 300           10,725
Mark Twain Bancshares, Inc.                        1,200           41,850
Michigan National Corp.                            1,200          131,850
Midlantic Corp.                                      700           37,188
N.S. Bancorp, Inc.                                   100            3,631
Nationsbank, Corp.                                45,800        3,011,349
North Fork Bancorporation, Inc.                    3,200           70,000
Northern Trust Corp.                               3,800          180,500
Iversea-Chinese Banking                            8,000           93,878
Premier Bancorp, Inc.                              1,100           22,756
Queens County Bancorp, Inc.                        3,200          128,800
Reliance Bancorp, Inc.                             4,200           61,163
River Forest Bancorp, Inc.                           400            9,350
Security Capital Corp.+                            2,400          131,100
Silicon Valley Bancshares+                           500            9,813
St. Francis Capital Corp.+                           800           18,100
Standard Financial, Inc.+                          2,300           31,913



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund



                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Star Banc Corp.                                    4,100       $   227,038
Susquehanna Bancshares, Inc.                         400            11,650
Trustmark Corp.                                      600            11,475
U.S. Trust Corp.                                     300            14,438
Union Planters Corp.                               8,100           248,063
Zion Bancorporation                                2,000           139,000
                                                               ------------
                                                                27,544,208
                                                               ------------
Building Materials & Construction (0.7%)
American Buildings Co.+                            2,500            62,813
Butler Manufacturing Co.                             600            17,625
Champion Enterprises, Inc.+                       10,000           258,750
Clayton Homes Inc.                                 9,600           252,000
Continental Homes Holding Corp.                    1,400            28,700
Det Danske Traelastkompagni                          300            21,403
Elcor Corp.                                        1,800            37,800
Fujita Corp.                                      26,000           118,245
Granite Construction, Inc.                         4,800           136,800
Hume Industries (Malaysia) Bhd                     4,000            21,392
Kon. Volker Stevin N.V.                              500            32,118
Lennar Corp.                                       4,700           107,513
Lindab AB Class B                                  2,000            43,538
Metra OY Class B                                     700            30,327
NCI Building Systems, Inc.+                          900            21,150
Nippon Densetsu Kogyo                             15,000           143,039
Pulte Corp.                                       10,000           316,250
Radex-Heraklith Industrial AG                      1,000            29,666
Redman Industries, Inc.+                           3,800            99,750
Sanki Engineering                                  5,000            48,413
Skyline Corp.                                      1,800            31,500
Stone & Webster, Inc.                              1,200            40,350
Strabag Oesterreich AG                               300            29,969
Texas Industries, Inc.                             2,200           115,775
Toll Brothers, Inc.+                               5,700           101,888
Tredegar Industries, Inc.                            900            26,213
U S Home Corp.+                                    1,200            32,250
UNR Industries, Inc.                               1,500            12,422
VA Technologie AG                                    700            81,088
Vulcan Materials Co.                                 900            50,063
Webb (Del E.) Corp.                                3,300            68,475
Wienerberger Baustoffindustrie AG                    225            45,181
Wing Tai Holdings                                 54,000            93,525
                                                               ------------
                                                                 2,555,991
                                                               ------------
Chemicals (3.4%)
Airgas, Inc.+                                        600            15,975
ARCO Chemical Co.                                  3,900       $   191,100
B.F. Goodrich Co.                                  4,300           283,263
Cabot Corp.                                        3,100           147,250
Chemed Corp.                                       1,600            56,000
Cytec Industries+                                  2,400           131,400
Dow Chemical Co.                                  35,000         2,401,874
du Pont (E.I.) de Nemours                         36,000         2,245,499
Dyno Industrier AS                                 1,300            26,296
Eastman Chemical Co.                              13,700           815,150
Great Lakes Chemical Corp.                         2,300           154,388
Lyondell Petrochemical Co.                        12,600           269,325
Norsk Hydro AS                                     6,400           254,808
OM Group, Inc.                                     2,200            64,213
PPG Industries, Inc.                              21,300           905,250
Sekisui Chemical Co.                              11,000           143,088
Sigma-Aldrich Corp.                               27,000         1,289,250
The Geon Co.                                       9,900           246,263
Union Carbide Corp.                               56,000         2,120,999
Valspar Corp.                                        100             3,900
Vigoro Corp.                                       6,300           273,263
Wellman, Inc.                                     10,900           256,150
                                                               ------------
                                                                12,294,704
                                                               ------------
Commercial Services (0.3%)
ADVO, Inc.                                         1,900            48,450
California Water Service Co.                         400            13,300
Devry, Inc.+                                       6,400           144,000
GRC International, Inc.+                           2,100            46,463
Health Management Systems, Inc.+                     150             4,838
Inchcape Plc                                      22,823           112,719
Interim Services, Inc.+                              500            14,750
Kindercare Learning Centers, Inc.+                 4,200            56,700
Manpower, Inc.                                     8,300           225,138
Orkla AS Class A                                   3,000           155,081
Robert Half International Inc.+                    9,400           343,100
Stewart Enterprises, Inc.                            600            20,250
                                                               ------------
                                                                 1,184,789
                                                               ------------
Computer & Office Equipment (3.7%)
Adaptec, Inc.+                                     4,200           187,425
CANON, Inc.                                       10,000           171,158
Ceridian Corp.+                                   20,800           904,800
Champion Industries, Inc.                            600            12,525
Comdisco, Inc.                                     3,200            97,600
Compaq Computer Corp.+                            27,000         1,505,249
Dell Computer Corp.+                              12,000           558,750



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Ennis Business Forms, Inc.                           100       $     1,425
Fair Isaac & Co., Inc.                               200             5,550
Fujitsu Ltd.                                      14,000           167,050
Gateway 2000, Inc.+                                4,300           143,781
Harris Corp.                                       3,900           226,688
In Focus Systems, Inc.+                            5,100           167,663
International Business Machines, Inc.             39,900         3,880,274
Komag, Inc.+                                       2,900           165,481
Moore Corp. Ltd.                                  45,000           860,625
Read-Rite Corp.+                                  15,100           527,556
Standard Register Co.                                700            15,925
Sun Microsystems, Inc.+                           28,500         2,226,562
Telxon Corp.                                         100             2,294
Trident Microsystems, Inc.+                        2,000            60,000
Xerox Corp.                                        9,300         1,206,675
                                                               ------------
                                                                13,095,056
                                                               ------------
Computer Software (1.1%)
Acxiom Corp.+                                      2,500            74,375
American Management Systems, Inc.+                 1,600            46,500
Analysts International Corp.                         400            11,850
Autodesk, Inc.                                     4,000           135,250
BMC Software Inc.+                                 4,000           143,000
Boole & Babbage, Inc.+                             1,000            36,375
Borland International, Inc.+                       5,700            77,306
Cadence Design Systems, Inc.+                     11,100           357,975
Cheyenne Software, Inc.+                           8,500           177,438
Cirrus Logic, Inc.+                                8,400           353,325
Computron Software, Inc.+                          5,000            86,250
Continum, Inc.+                                      200             7,875
Electronic Arts, Inc.+                             4,700           172,431
Hogan Systems, Inc.+                               4,300            38,431
Hyperion Software Corp.+                           1,000            48,875
Inso Corp.+                                          200             7,100
Kronos, Inc.+                                      1,500            70,313
Macneal-Schwendler Corp.                           2,000            30,500
Microsoft Corp.+                                  12,900         1,290,805
Policy Management Systems+                           100             4,713
Reynolds & Reynolds Co.                            4,700           167,438
Security Dynamics Technologies, Inc.+                200             6,450
Shiva Corp.+                                         300            18,038
Softdesk, Inc.+                                    1,000            22,875
Sterling Software, Inc.+                           6,000           276,750
Sungard Data Systems, Inc.+                        5,600           156,100
TGV Software, Inc.+                                1,700       $    15,725
                                                               ------------
                                                                 3,834,063
                                                               ------------

Consumer Products (0.8%)
Block Drug Co. Class A                               500            19,313
Cobra Golf, Inc.+                                  4,700           123,375
Dekalb Genetics Corp. Class B                        400            17,000
Eastman Kodak Co.                                 13,200           826,650
First Brands Corp.                                 6,100           279,075
Guilford Mills, Inc.                                 500            11,063
Helene Curtis Industries, Inc.                       400            11,950
Libbey, Inc.                                         800            16,400
Liz Claiborne Inc.                                45,900         1,302,412
Maybelline, Inc.                                   2,300            54,338
Reckitt & Coleman Plc                             10,331           109,708
                                                               ------------
                                                                 2,771,284
                                                               ------------
Diversified (1.4%)
Alusuisse-Lonza Holding                               40            30,550
Astec Industries, Inc.+                              900            10,856
BIC Corp.                                          1,300            52,325
Dover Corp.                                       84,200         3,325,899
GN Store Nord AS                                     300            22,226
Griffon Corp.+                                     2,800            23,450
Hagemeyer N.V.                                     1,020            50,739
Harrisons & Crosfield Plc                         40,340            92,296
Harsco Corp.                                       5,100           269,025
Helix Technology Corp.                             1,200            44,400
Kulicke & Soffa Industries, Inc.+                 10,000           353,750
Lonrho Plc                                        33,300            82,231
Lydall, Inc.+                                      1,300            29,575
Oasis Residential Inc.                            24,000           522,000
Plantronics, Inc.+                                   700            23,363
SPS Technologies, Inc.+                              400            15,600
Standex International Corp.                        1,100            36,025
Valmet Corp. Class A                               2,000            55,567
Varlen Corp.                                       1,560            42,120
                                                               ------------
                                                                 5,081,997
                                                               ------------
Electrical & Electronics (3.3%)
Amphenol Corp.+                                    5,400           116,775
Applied Materials, Inc.+                          10,000           501,875
Austria Mikro Systeme International                  300            55,549



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Bang & Olufsen Holding Co.                         1,000       $    30,916
Cohu, Inc.                                         1,400            43,225
CTS Corporation                                      500            16,625
Cypress Semiconductor Corp.+                       9,200           324,300
Dallas Semiconductor Corp.                         3,800            80,750
Dovatron International, Inc.+                      1,000            31,000
Electro Scientific Industries, Inc.+                 800            25,000
Esterline Technologies+                            3,200            74,000
FPL Group, Inc.                                   50,800         2,127,249
Glenayre Technologies, Inc.+                       4,950           319,894
Hadco Corp.+                                       6,700           187,600
Hewlett Packard Co.                               38,000         3,519,749
Hitachi Koki                                      17,000           151,636
Intel Corp.                                        6,700           468,581
Kyocera Corp.                                      1,000            81,960
Logicon Inc.                                       5,200           118,950
Matsushita Electric Industrial Co.                 9,000           127,635
Mentor Graphics Corp.+                             3,600            76,050
Micron Technology Inc.                            19,800         1,398,374
MTS Systems Corp.                                    300             8,588
Nintendo Co. Ltd.                                  3,000           220,646
Nokia AB Class A                                   4,700           268,913
Novellus Systems, Inc.+                            2,900           199,375
Philips Electronics N.V.                           3,800           146,700
Pioneer Standard Electronics                       1,050            14,372
Quickturn Design System, Inc.+                     6,200            63,550
Ramtron International Corp.+                         300             3,019
Rohm Co.                                           3,000           182,209
Seagate Technology, Inc.+                          8,900           398,275
Telefonaktiebolaget Ericsson                       2,200            46,692
Tencor Instruments+                                2,100            89,775
Unitrode Corp.+                                    1,600            43,000
Varian Associates, Inc.                            5,600           287,700
Venture Manufacturing Ltd.                        11,000            33,593
Wyle Electronics                                   2,100            89,513
                                                               ------------
                                                                11,973,613
                                                               ------------
Electrical Equipment (4.6%)
3Com Corp.+                                        6,600           309,788
ADflex Solutions, Inc.+                            2,100            54,863
Allgon AB Class B                                  1,500            22,691
AMP Inc.                                           8,200           321,850
Arrow Electronics, Inc.+                           7,352           373,114
Avnet, Inc.                                        5,900           297,213
Belden Inc.                                        2,700            65,138
Burr-Brown Corp.+                                  3,600       $   114,300
Cellstar Corp.+                                      200             5,500
Charter Power Systems, Inc.                          200             5,075
Cidco, Inc.+                                       1,600            47,100
Dionex Corp.+                                        700            37,538
Draka Holding N.V.                                 1,200            33,036
Emerson Electric Co.                              13,700           976,125
General Electric Co.                              66,400         4,199,799
Harman International Industries                    3,465           159,823
Hitachi Ltd. (Hit. Seisakusho)                    22,000           225,928
Honeywell, Inc.                                   14,000           588,000
International Rectifier Corp.+                     8,900           401,613
Kemet Corp.+                                       4,300           147,275
Kent Electronics Corp.+                            6,300           307,125
Linear Technology Corp.                              800            35,100
Marshall Industries+                               1,900            66,975
Methode Electronics, Inc. Class A                  1,000            23,250
Microchip Technology Corp.+                       11,700           463,613
Nichicon                                           5,000            67,485
Park Electrochemical Corp.                         2,400            75,000
Parker-Hannifin Corp.                             76,500         2,581,874
Pittway Corp. Class A                                900            53,888
Ross Stores Inc.                                   7,200           112,950
SCI Systems, Inc.+                                 3,400           119,850
Sundstrand Corp.                                   2,200           134,750
Tektronix, Inc.                                    1,000            59,250
Teradyne, Inc.+                                   10,000           333,750
Texas Instruments, Inc.                           52,400         3,576,299
Valmont Industries                                   700            16,931
                                                               ------------
                                                                16,413,859
                                                               ------------
Financial Services (4.0%)
Abbey National Plc                                11,900           100,551
ABN-Amro Holding N.V.                              1,762            73,942
Advanta Corp. Class A                              1,100            42,763
ALBANK Financial Corp.                             1,600            46,400
Alex Brown & Sons, Inc.                            4,800           234,600
Astoria Financial Corp.                            2,700           116,100
AT&T Capital Corp.                                   700            28,000
Bank of Montreal                                   3,700            81,840
Barclays Plc                                      10,600           124,272
Bear Sterns Co., Inc.                             10,700           212,663
CNA Financial Corp.+                               2,300           262,200



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Commercial Federal Corp.                            2,700      $    88,763
Crestar Financial Corp.                             3,800          216,600
Dean Witter Discover and Co.                       29,100        1,447,724
Deposit Guaranty Corp.                              1,600           70,600
Donaldson Lukin & Jenrette, Inc.+                   1,700           50,469
Duff & Phelps Corp.                                 5,900           64,163
Edwards (A.G.), Inc.                                1,400           35,700
Federal National Mortgage Association              15,900        1,667,512
Fokus Banken AS+                                    5,000           26,489
Fort Wayne National Corp.                             400           12,600
Great Financial Corp.                               2,800           57,925
Greenpoint Financial Corp.                          9,200          249,550
Home Financial Corp.                                4,100           63,038
HSBC Holdings Plc                                   8,837          129,399
Internationale Nederlanden Groep N.V.               1,300           77,419
Kagoshima Bank                                      6,000           44,599
Leader Financial Corp.                              4,300          153,725
Legg Mason, Inc.                                    1,200           34,500
Liberty Financial Co.                                  50            1,388
Lion Land Bhd                                      45,000           48,663
Merrill Lynch & Co., Inc.                          30,000        1,664,999
Orient Corp.                                       10,000           45,381
Peoples Heritage Financial Group                    5,000           95,625
Pioneer Group, Inc.                                 1,500           39,375
Promise Co. Ltd.                                    2,400           94,596
Rashid Hussain Bhd                                 12,000           29,729
RCSB Financial, Inc.                                3,900           87,019
Royal Bank of Canada                                2,900           64,954
Sanyo Shinpan Finance Co.                           2,000          142,794
Schweizerischer Bankverein                            140           57,404
Skandinaviska Enskilda Banken                       3,900           26,299
Student Loan Corp.                                    100            3,150
Svenska Handelsbanken                               2,500           43,839
Topdanmark AS+                                        200           23,415
TR Financial Corp.                                  4,400          109,450
Transamerica Corp.                                 28,700        1,944,424
Travelers, Inc.                                    76,300        3,853,149
Union Bank                                          4,000          201,000
Unitas Bank Ltd. Class A+                          14,900           36,135
United Overseas Bank Ltd.                           3,600           31,557
Yasuda Trust & Banking                              9,000           40,227
                                                               ------------
                                                                14,498,678
                                                               ------------
Foods & Beverages (7.1%)
Bols Wessanen CVA                                      13              257
Cadbury Schweppes Plc                              10,000      $    82,524
Cagle's, Inc.                                       1,300           19,500
Cerebos Pacific Ltd.                                7,000           43,546
Coca-Cola Co.                                      55,100        3,960,312
Coca-Cola Enterprises, Inc.                         7,800          207,675
Conagra, Inc.                                     108,400        4,186,949
CPC International Inc.                             33,000        2,190,374
Cultor Oy                                             800           33,152
Danisco AS                                          1,500           68,325
Goodmark Foods, Inc.                                  900           16,425
Heinz (H.J.) Co.                                    8,000          372,000
Hershey Foods Corp.                                 3,500          209,125
Hillsdown Holdings Plc                             30,707           81,400
Hometown Buffet, Inc.+                                900           11,644
Hormel Foods Corp.                                  2,300           52,900
Hudson Foods, Inc. Class A                         11,250          158,906
Huhtamaki Group Class I                             1,500           44,501
IBP, Inc.                                           7,400          443,075
International Multifoods Corp.                      3,500           71,750
Katokichi                                           8,000          146,315
Kikkoman+                                          12,000           85,677
Kroger Co. (The)+                                  35,000        1,168,125
McDonald's Corp.                                   85,000        3,484,999
Michael Foods, Inc.                                 1,600           19,700
Molson Companies Ltd.                               3,200           51,450
Mondavi (Robert) Corp.+                             3,400           96,475
Nash-Finch Co.                                      1,300           22,994
Nestle SA Registered                                   55           57,589
Oester Brau-Beteiligungs                              700           35,953
PepsiCo, Inc.                                      44,700        2,357,924
Richfood Holdings, Inc.                               500           12,563
Safeway, Inc.+                                      6,700          316,575
Sara Lee Corp.                                     99,600        2,925,749
Super Food Services, Inc.                           1,400           18,725
Superfos AS                                           300           26,617
Supervalu, Inc.                                    70,000        2,152,499
Thorn Apple Valley                                  1,000           16,875
Unilever N.V.                                       1,800          235,800
Universal Foods Corp.                               1,700           58,225
                                                               ------------
                                                                25,545,169
                                                               ------------
Health Services (1.1%)
AHI Healthcare Systems, Inc.+                       6,000           85,500
Baxter International, Inc.                         31,500        1,216,688
Bergen Brunswig Corp. Class A                       2,800           58,100



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Columbia/HCA Healthcare Corp.                     25,300       $1,242,863
Genetics Institute, Inc.+                            400           14,950
Health Management Associates, Inc.+                2,100           45,150
HealthCare Compare Corp.+                          2,400           89,100
Healthdyne Technologies, Inc.+                     1,400           15,313
Horizon/CMS Healthcare Corp.+                     12,200          247,050
Invacare Corp.                                     6,200          155,000
Lincare Holdings, Inc.+                            7,800          195,488
Nellcor, Inc.+                                     3,600          207,900
North American Biologicals, Inc.+                  7,700           62,081
Sun Healthcare Group, Inc.+                        4,600           54,625
Universal Health Services, Inc.+                   4,300          161,250
Vencor, Inc.+                                      2,337           64,852
                                                               ------------
                                                                3,915,910
                                                               ------------
Health Technology (0.9%)
Alpharma Inc. Class A                              2,100           50,400
Becton, Dickinson & Co.                           30,000        1,949,999
Guidant Corp.                                     17,297          553,504
Haemonetics Corp.+                                 2,200           41,525
Immunex Corp.+                                       800           10,100
Rhone-Poulenc Rorer, Inc.                          5,800          273,325
Spacelabs Medical, Inc.+                             700           17,850
Sybron International Corp.+                        5,300          225,250
                                                               ------------
                                                                3,121,953
                                                               ------------
Home Furnishings & Appliances (0.1%)
Electrolux AB Class B                                700           29,924
Forbo Holding AG                                      50           21,073
Haverty Furniture Co., Inc.                        2,500           34,375
Kimball International, Inc. Class B                  600           15,488
Leggett & Platt, Inc.                              7,800          187,200
                                                               ------------
                                                                  288,060
                                                               ------------
Hotels & Restaurants (0.6%)
Compass Group Plc                                 13,100           88,883
Hotel Properties Ltd.                             18,000           27,230
La Quinta Inns Inc.                                5,200          133,900
Marcus Corp.                                         400           13,850
Marriott International, Inc.                      43,800        1,615,124
Prime Hospitality Corp.+                           7,300           72,088
RFS Hotel Investors Inc.                          11,300          172,325
Sonic Corp.+                                       6,250          135,938
                                                               ------------
                                                                2,259,338
                                                               ------------
Household Products (0.2%)
Carlisle Cos., Inc.                                  600       $   24,675
Oneida, Ltd.                                         600            9,900
Premark International, Inc.                        5,200          240,500
Springs Industries, Inc. Class A                   8,000          343,000
Toro Co.                                           2,200           63,525
                                                               ------------
                                                                  681,600
                                                               ------------
Insurance (3.2%)
Acceptance Insurance Cos. Inc.+                    1,400           21,000
Aegon N.V.                                         2,856          108,268
Aflac, Inc.                                        8,800          358,600
Allied Group, Inc.                                 1,400           44,975
Allstate Corp.                                    76,342        2,805,568
American Bankers Insurance Group                   5,200          185,900
American Financial Group, Inc.                     2,500           70,000
Baloise Holding Ltd.                                  15           30,752
Capital American Financial Corp.                   1,100           21,588
Capital Guaranty Corp.                               400            8,850
Cigna Corp.                                       12,900        1,278,713
CMAC Investment Corp.                              5,900          280,250
Conseco, Inc.                                      1,900           98,563
EA-generali AG                                       300           82,037
Equitable of Iowa Cos.                             1,600           56,000
Fremont General Corp.                              5,110          148,190
Frontier Insurance Group, Inc.                       700           20,038
Fund American Enterprises, Inc.+                     804           55,476
Gallagher (Arthur J.) & Co.                        2,100           74,288
General Re Corp.                                  21,500        3,114,812
Guardian Royal Exchange Plc                       23,700           85,637
Healthwise of America, Inc.+                       3,500          105,000
Horace Mann Educators Corp.                        6,000          159,750
Lawyers Title Corp.                                  600            9,675
Loews Corp.                                        1,900          278,588
Maic Holdings, Inc.+                                 400           12,100
Markel Corp.+                                        400           29,250
Maxicare Health Plans, Inc.+                      11,400          199,500
NAC Re Corp.                                         700           24,588
Orion Capital Corp.                                2,200           90,200
Penncorp Financial Group, Inc.                     1,300           31,038
Prudential Reinsurance Holdings, Inc.+             3,400           69,275
Pxre Corp.                                           900           22,613
Reliastar Financial Corp.                          2,445          102,079
Royal Insurance Holdings Plc                      13,800           85,140
Safeco Corp.                                       6,100          391,544
Security-Connecticut Corp.                         2,200           57,200



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Selective Insurance Group                          2,100       $    77,963
Transatlantic Holdings, Inc.                       2,900           195,388
Transport Holdings, Inc.+                            381            15,145
Trenwick Group, Inc.                                 300            14,925
UNI Storebrand AS+                                28,500           143,667
Unitrin, Inc.                                      3,800           177,175
Vesta Insurance Group, Inc.                        4,400           177,650
Winterthur Schweizerische Versich                     45            30,132
Zurich Versicherungs-Gesellschaft                    225            64,342
                                                               ------------
                                                                11,513,432
                                                               ------------
Leisure & Entertainment (0.2%)
Chris-Craft Industries Inc.                        3,830           152,721
Grand Casinos, Inc.+                               3,200           127,200
HBO & Co.                                          1,200            84,750
Leisure Management Bhd                            15,000            38,635
Mirage Resorts, Inc.+                              7,000           229,250
                                                               ------------
                                                                   632,556
                                                               ------------
Machinery & Equipment (0.9%)
Acme-Cleveland Corp.                               2,000            43,750
Allied Products, Corp.                             1,000            21,000
Applied Power, Inc.                                1,300            39,488
Blount, Inc. Class A                               1,400            60,725
Case Corp.                                         6,600           251,625
Danaher Corp.                                      3,600           111,600
Electroglas, Inc.+                                   200            14,200
Fluor Corp.                                       18,700         1,056,550
FSI International, Inc.+                           1,000            23,875
Georg Fischer AG                                      15            20,722
Illinois Tool Works, Inc.                          9,600           558,000
Indresco Inc.+                                     7,900           135,288
Jenbacher Werke AG                                   300            48,435
JLG Industries, Inc.                               1,600            37,400
Kone Corp. Class B                                   200            18,224
Koyo Seiko Co. Ltd.                               10,000            79,711
Lam Research Corp.+                                3,700           225,238
Landis & Gyr                                          35            21,095
Modine Manufacturing Co.                             500            13,875
Opal, Inc.+                                        1,700            25,713
Raymond Corp. (The)                                  525            10,631
Regal Beloit                                       2,300            41,400
Tecumseh Products Co. Class A                      1,400            66,325
Tsubakimoto Chain                                 23,000           107,976
Tsukishima Kikai                                   5,100            99,760
                                                               ------------
                                                                 3,132,606
                                                               ------------
Manufacturing (0.4%)
Fuji Photo Film                                    4,000       $    98,978
Teledyne, Inc.                                     3,200            79,600
Textron Inc.                                      16,700         1,148,125
                                                               ------------
                                                                 1,326,703
                                                               ------------
Media & Entertainment (0.6%)
Belo Corp. Class A                                 5,400           186,975
Carmike Cinemas Class A+                             900            18,788
Finnair OY                                         2,500            18,130
Genting Bhd                                        6,000            51,671
Granada Group Plc                                  5,500            58,666
GTECH Holdings Corp.+                              4,600           112,700
Heritage Media Corp. Class A+                        300             8,325
King World Production, Inc.+                      46,000         1,604,249
Magnum Corp. Bhd                                  21,000            35,674
Media General, Inc.                                2,300            63,825
Regal Cinemas, Inc.+                               3,600           140,850
                                                               ------------
                                                                 2,299,853
                                                               ------------
Metals & Mining (2.9%)
Acme Metals, Inc.+                                 1,500            22,406
AK Steel Holding Corp.                             2,800            86,800
Alcan Aluminum Ltd.                               36,700         1,160,744
Aluminum Co. of America                           22,700         1,157,700
Asarco Inc.                                       14,300           461,175
Ashland Coal Inc.                                  1,100            26,125
Brenco, Inc.                                       1,100            12,925
British Steel Plc                                    100               258
Carpenter Technology Corp.                         6,000           227,250
Cleveland-Cliffs, Inc.                             3,900           145,763
Commonwealth Aluminum Corp.                        4,600            73,600
Cyprus Amax Minerals Co.                          85,600         2,236,299
Dofasco, Inc.                                      4,824            60,972
Falconbridge Ltd.                                  2,200            48,457
Handy & Harman                                     6,100            86,163
J & L Specilty Steel, Inc.                        10,600           173,575
Kalmar Industries                                  1,100            17,882
Kennametal Inc.                                   17,100           532,238
Kon. Ned. Hoogovens En                                23               786
Lukens, Inc.                                       2,500            76,875
MAF Bancorp, Inc.                                    440            11,000
Magma Copper Co.                                  11,800           197,650
Minerals Technologies, Inc.                          500            19,938
Mueller Industries, Inc.+                          7,600           178,600
Nucor Corp.                                        4,300           206,938



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Phelps Dodge Corp.                                 44,500      $ 2,820,187
Quanex Corp.                                        1,000           19,750
Rautaruukki Oy                                      5,000           27,430
Santa Fe Pacific Gold Corp.                        32,800          323,900
SSAB Svenskt Sta AB                                 3,000           30,029
WHX Corp.+                                          6,700           69,513
                                                               ------------
                                                                10,512,928
                                                               ------------
Oil & Gas (9.0%)
Alberta Energy Co. Ltd.+                            2,200           34,349
Amoco Corp.                                        13,790          880,836
Atlantic Richfield Co.                             12,700        1,355,724
BJ Services Co.+                                    6,200          145,700
Box Energy Corp. Class B+                           1,200           11,250
Burmah Castrol Plc                                  6,700          104,134
Camco International, Inc.                           5,400          123,525
Chesapeake Energy Corp.+                            2,200           64,350
Coda Energy, Inc.+                                  1,500           11,297
Conwest Exploration Co.                             3,300           57,965
Diamond Shamrock, Inc.                              4,500          115,875
Enron Oil & Gas Co.                                 4,200           84,000
Exxon Corp.                                       100,000        7,637,499
Global Industries Ltd.+                             2,700           71,550
Halliburton Co.                                    44,800        1,859,199
Imperial Oil Ltd.                                       9              344
KCS Energy, Inc.                                    1,200           13,650
Leviathan Gas Pipeline Partners L. P.               4,700          116,913
Mobil Corp.                                        55,400        5,581,549
Newpark Resources, Inc.+                              100            1,606
Occidental Petroleum Corp.                         34,000          731,000
OEMV AG                                               800           69,020
Oneok, Inc.                                         6,500          158,438
Panhandle Eastern Corp.                            19,700          497,425
Petro-Canada                                        5,800           62,528
Petronas Gas Bhd+                                   8,000           27,055
Pride Petroleum Services, Inc.+                     6,700           58,625
Royal Dutch Petroleum Co.                          54,000        6,635,249
Schlumberger Ltd.                                   1,900          118,275
Shell Transport & Trading Co.                      18,600        1,325,249
Smith International, Inc.+                         19,200          307,200
Sonat Offshore Drilling Co.                         6,500          206,375
Sun Company, Inc.                                  34,600      $   990,425
Tesoro Petroleum Corp.+                             5,300           41,738
Texaco, Inc.                                       37,900        2,581,937
Tide West Oil Co.+                                  1,200           14,250
Union Texas Petroleum Holdings, Inc.                9,900          178,200
                                                               ------------
                                                                32,274,304
                                                               ------------
Paper & Containers (2.6%)
Abitibi-Price Inc.                                  2,600           45,428
ACX Technologies, Inc.+                             1,000           15,875
Asia Pulp & Paper Co. Ltd.+                        16,000          164,000
Bobst SA                                                7           10,594
Boise Cascade Corp.                                20,000          725,000
Champion International Corp.                       37,600        2,011,599
Chesapeake Corp.                                    7,600          232,750
Consolidated Papers Inc.                            5,400          309,150
Glatfelter (P.H.) Co.                               1,500           27,750
Kymmene OY                                          1,600           43,700
Leykam-Muerztaler Papier+                             700           27,618
Longview Fibre Co.                                    600            8,700
Macmillan Bloedel Ltd.                              5,000           65,985
MayrMelnhof Karton AG                                 950           55,408
Mead Corp.                                         35,000        2,016,874
Metsa Serla Class B                                 1,000           37,202
Missouri Och Domsjoe AB                               500           25,438
Rayoner Inc.                                        8,200          307,500
Repola Oy                                           2,900           56,128
Rock-Tenn Co. Class A                                 400            6,600
Royal PTT Nederland N.V.                            2,814           98,840
Stone-Consolidated Corp.+                           2,900           40,158
Stora Kopparbergs Bergs                             2,500           30,292
Temple-Inland, Inc.                                18,000          819,000
Willamette Industries, Inc.                        36,100        2,102,824
                                                               ------------
                                                                 9,284,413
                                                               ------------
Pharmaceuticals (7.4%)
Abbott Laboratories                                42,100        1,673,474
Bristol-Myers Squibb Co.                           61,700        4,704,624
Carter--Wallace, Inc.                                 300            3,150
COR Therapeutics, Inc.+                             3,600           36,900
Eli Lilly & Co.                                     8,032          776,092
Immulogic Pharmaceutical Corp.+                     1,200           13,950
Johnson & Johnson                                  87,500        7,131,249



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Medtronic, Inc.                                   59,400       $ 3,430,349
Merck & Co., Inc.                                 16,700           960,250
Novo-Nordisk AS                                      700            88,997
Pfizer, Inc.                                      30,400         1,744,199
Roche Holding AG                                      10            72,591
Schering Plough                                   91,600         4,912,049
Upjohn Co.                                        11,000           558,250
Watson Pharmaceuticals, Inc.+                      4,800           216,000
Yamanouchi Pharmaceuticals                         3,000            66,898
                                                               ------------
                                                                26,389,022
                                                               ------------
Printing & Publishing (1.6%)
Banta Corp.                                        9,200           400,200
Cadmus Communications Corp.                          400             9,800
Central Newspapers, Inc.Class A                    3,000            88,500
Devon Group, Inc.+                                 1,700            65,875
Gannett Company, Inc.                             30,000         1,631,249
Lee Enterprises, Inc.                                600            23,925
Meredith Corp.                                     2,400            85,800
Pulitzer Publishing Co.                            2,825           127,831
Scholastic Corp.+                                  5,200           321,750
Scientific Games Holdings Corp.+                   3,700           122,563
Tribune Co.                                       27,100         1,710,687
VNU-Verenigde Nederlands Uitgev                      300            41,997
Washington Post Co.                                4,000         1,160,000
                                                               ------------
                                                                 5,790,177
                                                               ------------
Real Estate Investment Trusts (2.7%)
American Health Properties, Inc.                     100             2,063
AMLI Residential Properities Trust                 4,300            82,775
Apartment Investment & Management                  2,000            40,250
Associated Estates Realty Corp.                    8,700           178,350
Beacon Properties Corp.                           13,300           289,275
Bre Properties, Inc. Class A                       1,700            54,400
Camden Property Trust                              7,600           157,700
Carr Realty Corp.                                  2,400            45,600
CBL & Associates Properties, Inc.                  7,800           165,750
Centerpoint Properties Corp.                       1,100            24,888
Chelsea GCA Realty, Inc.                           9,400           260,850
Colonial Properties Trust                          7,500           187,500
Cousins Properties, Inc.                           2,200            38,225
Crescent Real Estate Equities, Inc.               13,000           416,000
Crown America Realty Trust                        13,900           105,988
Debartolo Realty Corp.                            29,800           387,400
Developers Diversified Realty Corp.                3,700           105,450
Duke Realty Investments, Inc.                     17,000           520,625
Equity Inns, Inc.                                 13,400       $   155,775
Equity Residential Properties Trust               17,400           487,200
Essex Property Trust, Inc.                         3,600            65,700
Evans Withycombe Residential, Inc.                 2,400            45,300
Excel Realty Trust, Inc.                           5,000            94,375
First Industrial Realty Trust, Inc.                7,100           144,663
General Growth Properties                          9,500           191,188
Health Care Property Investors, Inc.               1,100            37,263
Healthcare Realty Trust, Inc.                      4,600            92,575
HGI Realty, Inc.                                   6,700           148,238
Highwood Properties, Inc.                         22,600           601,725
Irvine Apartment Communities, Inc.                 9,400           168,025
JP Realty, Inc.                                    3,300            67,650
Kimco Realty Corp.                                 6,900           254,438
Kranzco Realty Trust                               3,300            50,325
LTC Properties, Inc.                              10,300           149,350
Macerich Co. (The)                                 4,500            90,563
Manufactured Home Communities, Inc.                3,000            49,500
Mark Centers Trust                                   300             3,225
Merry Land & Investment Co., Inc.                 14,200           298,200
MGI Properties, Inc.                               3,500            54,250
Mills Corp.                                        1,500            25,688
National Golf Properties, Inc.                     7,500           162,188
National Health Investors, Inc.                    7,000           210,000
Pelangi Bhd                                        2,000             1,950
Post Properties, Inc.                              9,200           276,000
Price REIT, Inc.                                     700            20,475
Prime Residential, Inc.                            6,900           122,044
Realty Income Corp.                                1,700            33,363
Regency Realty Corp.                                 500             8,500
RPS Realty Trust                                   4,500            19,125
Santa Anita Realty Enterprises, Inc.                 600             7,350
Security Capital Industrial Trust                  9,100           149,013
Sekisui House                                      8,000            92,327
Smith (Charles E.) Residential Realty              1,600            37,200
South West Property Trust                         11,475           139,134
Spieker Properties, Inc.                          17,700           429,225
Storage Equities Inc.                             28,800           529,200
Tanger Factory Outlet Centers, Inc.                7,100           166,850
Vornado Realty Trust                              13,200           473,550
Walden Residential Properties, Inc.                7,500           137,813
Weingarten Realty Investors                        9,300           320,850
Wellsford Residential Property Trust               6,800           134,300
                                                               ------------
                                                                 9,808,762
                                                               ------------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                  Number of       Market
                                                  Shares          Value
                                                -----------   -------------
Retail (1.9%)
Albertson's, Inc.                                  36,100      $ 1,200,325
Arbor Drugs, Inc.                                   2,100           38,063
Argyll Group Plc                                   14,500           73,672
Big B, Inc.                                         8,200          119,925
Burton Group Plc                                   79,200          126,219
Caldor Corp. (The)                                    100              488
CALI Realty Corp.                                   6,000          117,000
Callaway Golf Co.                                  17,600          288,200
Cardinal Health Inc.                                3,400          174,675
Casey's General Stores, Inc.                        3,000           69,375
Cash America International, Inc.                    1,400            7,175
CDW Computer Centers, Inc.+                           700           34,388
Circuit City Stores, Inc.                           8,100          270,338
Claire's Stores, Inc.                               5,300          104,013
Consolidated Stores Corp.+                            300            6,938
Dai Nippon Printing Co.                             9,000          143,479
Eckerd Corp.+                                       2,100           83,213
Elkjop Norge AS                                     2,000           51,694
Fabri-Centers of America Class A+                     600            8,925
Fabri-Centers of America Class B+                     600            6,975
Familymart                                          3,000          126,461
Fastenal Co.                                        3,100          107,919
Fay's Drug Co.                                      3,500           28,000
Fingerhut Companies, Inc.                           1,400           19,075
General Host Corp.+                                 3,400           16,575
Genovese Drug Stores, Inc.                            200            1,975
Hannaford Brothers, Co.                             4,600          120,175
Hudson's Bay Co.                                    2,000           37,361
Ito-Yokado Co. Ltd.                                 3,000          164,018
JUSCO Co.                                           5,000          117,365
Kesko                                               2,800           35,073
Koninklijke Ahold N.V.                              1,957           74,064
Kroger Equity, Inc.+                                1,700           16,363
Laclede Gas Co.                                     2,800           57,050
Mac Frugal's Bargains+                                200            2,375
Medicine Shoppe International, Inc.                   400           17,350
Merkur Holding AG                                      80           17,809
Micro Warehouse, Inc.+                              2,700          120,825
Neiman Marcus Group, Inc.                           1,400           23,975
Oriental Holdings Bhd                               9,000           41,408
Oshkosh B'Gosh, Inc.                                  100            1,338
Proffitt's Inc.+                                    1,000           23,500
Rex Stores Corp.+                                   1,600           27,200
Robinson & Co. Ltd.                                 7,000      $    29,690
Ruddick Corp.                                       1,800           22,950
Russ Berrie & Co. Inc.                              2,500           34,688
Sears, Roebuck & Co.                               33,900        1,152,600
Shopko Stores, Inc.                                 1,300           13,975
Stop & Shop Co., Inc.+                              1,900           39,425
Strawbridge & Clothier Class A                        800           15,000
Tesco Plc                                             426            2,017
Urban Shopping Centers, Inc.                        5,000          106,250
Viking Office Products, Inc.+                       5,800          258,463
Vons Companies, Inc.+                               7,300          185,238
Waban Inc.+                                         5,000           78,125
Wal-Mart Stores, Inc.                              27,900          603,338
Zale Corp.+                                         2,100           31,106
                                                               ------------
                                                                 6,695,199
                                                               ------------
Specialty Consumer Durables (0.1%)
Bio-Rad Labs, Inc. Class A+                         2,600           98,800
Collagen Corp.                                      1,200           21,900
Conmed Corp.+                                         300           10,575
Department 56, Inc.+                                1,200           54,450
Fusion Systems Corp.+                                 500           13,813
Polaris Industries, Inc.                            7,050          197,400
Superior Surgical Manufacturing Co.                   800            7,600
                                                               ------------
                                                                   404,538
                                                               ------------
Telecommunications (3.1%)
Ameritech Corp.                                   111,300        6,010,199
AT&T Corp.                                         47,400        3,033,599
Computer Associates International, Inc.            36,900        2,029,499
Holophane Corp.+                                    3,300           89,306
Mobile Telecomm. Technologies Corp.+                1,200           34,200
Tekelec+                                            1,200           17,700
Tel-Save Holdings, Inc.+                              300            4,200
                                                               ------------
                                                                11,218,703
                                                               ------------
Transportation (1.5%)
Alaska Air Group, Inc.+                             1,100           16,363
American President Cos. Ltd.                       11,400          276,450
AMR Corp.+                                         30,500        2,012,999
Bergesen d.y. AS Class B                            3,000           61,647
British Airways Plc                                11,800           84,717
Comair Holdings, Inc.                               7,650          215,634
Conrail, Inc.                                      14,100          969,375
Det Danske Luftfartselskap AS                         300           24,970
Det Norske Luftfartselsk AS                         1,400           64,729



See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of        Market
                                                  Shares          Value
                                                -----------   -------------
East Japan Railway Co.                                 22      $   103,927
Expeditors International of Washington, Inc.        1,800           47,925
Florida East Coast Industries, Inc.                   400           26,750
Flughafen Wien AG                                   1,200           77,012
GATX Corp.                                          3,200          152,000
Harper Group, Inc.                                  3,700           65,213
Hornbeck Offshore Services, Inc.+                   1,600           23,200
Kobenhavns Lufthavne AS                               400           30,001
Kvaerner AS                                         3,000          126,184
Landstar Systems, Inc.                              1,600           42,400
M.S. Carriers, Inc.+                                2,800           44,100
Navistar International Corp.+                      20,000          205,000
Peninsular & Orient Steam Navigation               14,000          106,477
PHH Corp.                                           4,100          179,375
Singapore Airlines Ltd.                             8,000           74,085
UAL Corp.+                                          2,000          351,750
Werner Enterprises, Inc.                              900           16,931
                                                               ------------
                                                                 5,399,214
                                                               ------------
Utilities--Electric (5.7%)
Boston Edison Co.                                   9,000          246,375
California Energy Co., Inc.+                        7,000          126,875
Centerior Energy Corp.                              4,400           44,000
Central Hudson Gas & Electric Co.                   3,300          101,063
Cilcorp, Inc.                                       1,900           74,100
Commonwealth Energy System, Inc.                    1,400           59,325
Consolidated Edison Co. of New York                80,000        2,429,999
DQE, Inc.                                           8,850          243,375
Electrowatt AG                                        115           34,707
Entergy Corp.                                      82,800        2,359,799
General Public Utilities Corp.                      7,900          246,875
Green Mountain Power Corp.                            800           21,800
Hawaiian Electric Industries, Inc.                    600           23,400
Hokkaido Electric Power Co.                         4,000           92,718
Houston Industries, Inc.                            7,000          324,625
IES Industries, Inc.                                4,000          106,500
Illinova Corp.                                     12,100          343,338
Korea Electric Power Corp. ADR+                     4,000           99,000
LG&E Corp.                                          2,800          116,200
MDU Resources Group, Inc.                           2,700           57,038
Midamerican Energy Co.                              1,900           30,400
National Power PLC ADR                              5,350           66,875
New England Electric System                         6,200          241,800
New York State Electric & Gas Corp.                12,400          313,100
Nipsco Industries, Inc.                             6,400          233,600
Northeast Utilities                                 5,100      $   126,225
Northern States Power Co. (Minn.)                   5,100          240,975
Oklahoma Gas & Electric Co.                         1,600           64,000
Orange & Rockland Utilities, Inc.                   2,800           98,350
Pacific Gas and Electric Co.                       90,600        2,661,374
Peco Energy Co.                                    30,300          886,275
Pinnacle West Capital Corp.                        13,100          360,250
Portland General Corp.                              8,400          227,850
Powergen Plc ADR                                    5,350           88,944
Public Service Co. of New Mexico+                  12,900          216,075
Public Service Co. of Colorado                      6,400          218,400
Rochester Gas & Electric Corp.                      3,100           72,850
San Diego Gas & Electric Co.                        8,600          199,950
SCEcorp                                           229,000        3,892,999
Sierra Pacific Resources                            5,400          126,225
Siliconix, Inc.+                                      200            5,800
TNP Enterprises, Inc.                               1,400           25,375
Transalta Corp.                                     5,800           62,528
Unicom Corp.                                       83,400        2,731,349
United Illuminating Co.                             2,200           83,600
Western Resources, Inc.                             3,600          121,050
WPS Resources Corp.                                 2,700           84,038
                                                               ------------
                                                                20,631,369
                                                               ------------
Utilities--Natural Gas (0.5%)
Brooklyn Union Gas Co. (The)                        5,600          140,700
Coastal Corp. (The)                                 9,900          320,513
Williams Cos. Inc.                                 34,300        1,324,837
                                                               ------------
                                                                 1,786,050
                                                               ------------
Utilities--Oil & Gas (0.3%)
Atlanta Gas Light Co.                               6,400          247,200
Connecticut Energy Corp.                              900           17,438
New Jersey Resources Corp.                          2,900           72,500
Northwest Natural Gas Co.                           1,000           32,250
Pacific Enterprises                                21,000          519,750
Phoenix Resource Co., Inc.                          5,200           92,300
Piedmont Natural Gas, Inc.                            700           15,400
Public Service Co. of North Carolina                  800           12,600
Southern Indiana Gas & Electric Co.                 1,200           40,500
Valero Energy Corp.                                 4,000           94,500
Washington Gas Light Co.                              600           11,475
                                                               ------------
                                                                 1,155,913
                                                               ------------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                                 Number of        Market
                                                  Shares          Value
                                                -----------   -------------
Utilities--Telephone (4.3%)
Bell Atlantic Corp.                                46,000     $  2,926,749
BellSouth Corp.                                    49,900        3,817,349
Cable & Wireless Plc                               13,100           85,576
Century Telephone Enterprises                       6,100          176,900
Citizens Utilities Co.+                             1,607           17,677
DDI Corp.                                              16          129,728
Frontier Corp.                                      1,000           27,000
GTE Corp.                                          15,000          618,750
Nippon Telegraph & Telephone Corp.                     19          155,910
Nynex Corp.                                        15,000          705,000
SBC Communications, Inc.                           26,100        1,458,337
Southern New England Telecomm. Corp.                6,500          234,813
Sprint Corp.                                      131,353        5,057,090
Tellabs, Inc.+                                      2,600           88,725
                                                               ------------
                                                                15,499,604
                                                               ------------
Utilities--Water (0.0%)
Welsh Water Plc                                     5,333           63,368
                                                               ------------
Total Common Stocks
  (cost $284,644,992)                                         $335,382,351
                                                               ------------
Preferred Stocks (0.5%)
Banks (0.1%)
Barnett Banks, Inc.                                 2,000          210,000
                                                               ------------
Commercial Services (0.0%)
Alco Standard Corp.                                   900           89,550
                                                               ------------
Computer & Office Equipment (0.0%)
Ceridian Corp.                                      1,500          146,250
                                                               ------------
Diversified (0.0%)
Sea Containers, Ltd.                                1,500           72,188
                                                               ------------
Financial Services (0.2%)
Alexander & Alexander+++                            3,700          186,850
Travelers, Inc.                                     3,200          225,600
                                                               ------------
                                                                   412,450
                                                               ------------
Foods & Beverages (0.0%)
Conagra, Inc.                                         700           27,475
Corning Delaware L.P.                               1,100           49,500
Union Planters Co.                                  1,400           53,725
                                                               ------------
                                                                   130,700
                                                               ------------
Health Care (0.0%)
AMC Entertainment                                   1,250           42,188
                                                               ------------
Machinery & Equipment (0.0%)
Case Corp.+++                                         800     $     80,400
                                                               ------------
Metals & Mining (0.1%)
Cyprus Amax Minerals Co.                            2,900          173,275
                                                               ------------
Paper & Containers (0.0%)
International Paper Co.+++                            700           31,150
                                                               ------------
Pollution Control (0.1%)
William Cos. Inc.                                   2,100          143,588
                                                               ------------
Retail (0.0%)
Tanger Factory Outlet Centers, Inc.                 4,200           91,350
                                                               ------------
Utilities--Oil & Gas (0.0%)
Valero Energy Corp.                                 2,800          141,050
                                                               ------------
Utilities--Water (0.0%)
Welsh Water Plc                                     5,760            9,452
                                                               ------------
Total Preferred Stocks
  (cost $1,672,984)                                              1,773,591
                                                               ------------
Warrants (0.0%)
Morgan Stanley American Express Hong Kong+         20,000           90,000
                                                               ------------
Total Warrants
  (cost $98,475)                                              $     90,000
                                                               ------------

                                                 Principal       Market
                                                  Amount         Value
                                                ----------    ------------
Long Term Bonds and Notes (1.2%)
Commercial Services (0.0%)
Ogden Corp., 6.00%, 06/01/02                     $ 25,000     $     23,438
                                                                -----------
Computer Software (0.0%)
Automatic Data Processing, Inc., 0.00%,
  02/20/12                                        200,000           95,250
                                                                -----------
Consumer Products (0.0%)
Fieldcrest Cannon, Inc., 6.00%,
  03/15/12                                         50,000           40,250
                                                                -----------
Electrical & Electronics (0.2%)
National Semiconductor Corp.+++, 6.50%,
  10/01/02                                        350,000          337,750
Seagate Technology, Inc., 6.75%,
  05/01/12                                        140,000          158,200
                                                                -----------
                                                                   495,950
                                                                -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund


                                               Principal       Market
                                                Amount         Value
                                              ----------   ------------
Electrical Equipment (0.0%)
Proffitt's Inc., 4.75%, 11/01/03             $   140,000   $    116,900
                                                            -----------
Financial Services (0.2%)
Fremont General Corp., 0.00%, 10/12/13           300,000        120,750
Mitsubishi Bank, 3.00%, 11/30/02                 140,000        145,691
Old Republic International, 5.75%,
  08/15/02                                        85,000         95,838
                                                            -----------
                                                                362,279
                                                            -----------
Health Services (0.0%)
Integrated Health Services, 5.75%,
  01/01/01                                        70,000         70,350
                                                            -----------
Hotels & Restaurants (0.0%)
Carnival Corp., 4.50%, 07/01/97                   20,000         27,500
                                                            -----------
Household Appliances (0.0%)
Horace Mann, 6.50%, 12/01/99                      70,000         71,400
NAC Re Corp.+++, 5.25%, 12/15/02                  70,000         69,300
                                                            -----------
                                                                140,700
                                                            -----------
Machinery & Equipment (0.1%)
AGCO Corp., 6.50%, 06/01/08                       95,000        342,356
Lam Research Corp., 6.00%, 05/01/03               18,000         45,630
                                                            -----------
                                                                387,986
                                                            -----------
Metals & Mining (0.1%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04                                       100,000         76,750
Allegheny Ludlum Corp., 5.88%, 03/15/02           70,000         72,013
                                                            -----------
                                                                148,763
                                                            -----------
Oil & Gas (0.2%)
Apache Corp.+++, 6.00%, 01/15/02                  30,000         32,250
Baker Hughes Inc., 0.00%, 05/05/08               525,000        313,688
Consolidated Natural Gas Co., 7.25%,
  12/15/15                                        50,000         51,813
Pogo Producing, 5.50%, 03/15/04                  105,000        112,350
                                                            -----------
                                                                510,101
                                                            -----------
Pollution Control (0.0%)
Browning-Ferris Industries, Inc., 6.75%,
  07/18/05                                       150,000        148,125
                                                            -----------
Printing & Publishing (0.0%)
Omnicom Group,+++ 4.50%, 09/01/00                105,000        126,131
                                                            -----------
Retail (0.2%)
Costco Wholesale Inc., 5.75%,
  05/15/02                                       175,000        164,500
Office Depot, Inc., 0.00%, 12/11/07              100,000         84,375
Rite Aid Corp., 0.00%, 07/24/06                  800,000        402,000
                                                            -----------
                                                                650,875
                                                            -----------
Specialty Consumer Durables (0.1%)
Aspect Telecommunications+++, 5.00%,
  10/15/03                                   $    70,000   $    125,300
Bindley Western, 6.50%, 10/01/02                  70,000         71,575
                                                            -----------
                                                                196,875
                                                            -----------
Transportation (0.0%)
AMR Corp., 6.13%, 11/01/24                        70,000         68,688
                                                            -----------
U. S. Treasuries (0.0%)
U.S. Treasury Note, 5.125%, 03/31/96++++         150,000        149,813
                                                            -----------
Utilities--Electric (0.1%)
California Energy Co., Inc., 5.00%,
  07/31/00+++                                     50,000         49,500
Oryx Energy Co., 7.50%, 05/15/14                  50,000         43,188
Potomac Electric Power, 7.00%, 01/15/18          250,000        251,250
                                                            -----------
                                                                343,938
                                                            -----------
Total Long Term Bonds and
  Notes (cost $3,851,528)                                  $  4,103,912
                                                            -----------
Short-Term Investments (4.0%)
U.S. Treasury Note, Time Deposit, 9.25%,
  01/15/96                                       250,000        251,825
Columbia/HCA Healthcare Corp., Comm.
  Paper, 6.00%, 11/01/95                      10,632,000     10,632,000
Bridgestone Firestone Inc., Comm. Paper,
  5.80%, 11/02/95                              3,409,000      3,409,000
U.S. Treasury Note, Time Deposit, 4.00%,
  01/31/96                                       150,000        149,449
Total Short-Term
  Investments
  (cost $14,442,195)                                       $ 14,442,274
                                                            -----------
Total Investments
  (cost $304,710,174)(a)                                   $355,792,128
Other assets less liabilities                                 3,227,621
                                                            -----------
Total Net Assets                                           $359,019,749
                                                            -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth and Income Fund

Notes to Portfolio of Investments

 (a) The cost of investments for federal income tax purposes amount to $305,063,487. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

     Unrealized gains            738,259
     Unrealized losses          (629,385)
                                ---------
      Net unrealized losses    $ 108,874
                                =========


   + Non-income producing security.


 +++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

++++ Security pledged to cover initial margin deposits on open futures contracts at October 31, 1995.

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Growth and Income Fund

Information concerning open futures contracts is shown below:

                                         No. of      Initial   Expiration    Unrealized
                                       Contracts      Value        Date      Gain/(Loss)
                                        --------    ---------    --------    -----------
All Ordinaries Share Price Index          18       $  729,934   12/29/95     $ (31,493)
TSE 35 Index Future                        2          181,703   12/14/95        (5,881)
German DAX Index Future                    7        1,087,254   12/14/95       (56,913)
CAC 40 Stock Index Future                  9          677,544   12/29/95       (35,133)
FTSE 100 Index Future                      4          556,642   12/15/95        (7,416)
Topex Index Future                         2          284,005   12/04/95       (11,345)
Hang Seng Index Future                     6          381,656   11/29/95        (1,423)
                                                                             -----------
                                                                             $(149,604)
                                                                             ===========

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Growth Fund


                                            Number of       Market
                                             Shares         Value
                                           -----------   ------------
Common Stocks (96.6%)
Aerospace & Defense (6.8%)
Boeing Co.                                   21,000     $ 1,378,125
United Technologies Corp.                    14,000       1,242,500
                                                         -----------
                                                          2,620,625
                                                         -----------
Apparel (2.3%)
Nike, Inc.                                   16,000         908,000
                                                         -----------
Autos & Auto Equipment (5.2%)
Ford Motor Co.                               40,000       1,150,000
General Motors Co.                           20,000         875,000
                                                         -----------
                                                          2,025,000
                                                         -----------
Banks (2.9%)
Bank of Boston Corp.                         25,000       1,112,500
                                                         -----------
Chemicals (7.3%)
Engelhard Corp.                              37,500         932,813
Monsanto Co.                                 10,000       1,047,500
W.R Grace & Co.                              15,000         836,250
                                                         -----------
                                                          2,816,563
                                                         -----------
Computer Software (3.1%)
America Online, Inc.+                        15,000       1,200,938
                                                         -----------
Computers & Office Equipment (9.2%)
Bay Networks Inc.+                           20,000       1,327,500
Cray Research, Inc.+                         40,000         830,000
Hewlett-Packard Co.                          15,000       1,389,375
                                                         -----------
                                                          3,546,875
                                                         -----------
Consumer Products (2.2%)
Liz Claiborne, Inc.                          30,000         851,250
                                                         -----------
Electrical & Electronics (8.9%)
Intel Corp.                                  22,500       1,573,592
Motorola, Inc.                               19,000       1,246,875
Tandy Corp.                                  12,000         592,500
                                                         -----------
                                                          3,412,967
                                                         -----------
Financial Services (5.8%)
Ahmanson (H.F.) & Co.                        33,100         827,500
Franklin Resources, Inc.                     28,000       1,421,000
                                                         -----------
                                                          2,248,500
                                                         -----------
Insurance (5.2%)
American International Group, Inc.           13,000       1,096,875
PartnerRe Ltd.                               35,000         929,688
                                                         -----------
                                                          2,026,563
                                                         -----------
Machinery & Equipment (8.2%)
Caterpillar, Inc.                            10,000     $   561,250
Deere & Co.                                  15,000       1,340,625
Fluor Corp.                                  22,500       1,271,250
                                                         -----------
                                                          3,173,125
                                                         -----------
Metals & Mining (6.7%)
Aluminum Co. of America                      15,000         765,000
Inco Ltd.                                    20,000         687,500
Phelps Dodge Corp.                           18,000       1,140,750
                                                         -----------
                                                          2,593,250
                                                         -----------
Oil & Gas (4.3%)
Atlantic Richfield Co.                        7,000         747,250
Tidewater, Inc.                              35,000         923,125
                                                         -----------
                                                          1,670,375
                                                         -----------
Paper & Containers (1.8%)
Crown Vantage, Inc.+                          2,000          39,750
James River Corp. of Virginia                20,000         642,500
                                                         -----------
                                                            682,250
                                                         -----------
Pharmaceuticals (7.4%)
Amgen Inc.+                                  38,500       1,850,406
Upjohn Co.                                   20,000       1,015,000
                                                         -----------
                                                          2,865,406
                                                         -----------
Telecommunications (5.0%)
AT&T Corp.                                   12,000         768,000
Cisco Systems, Inc.+                         15,000       1,163,438
                                                         -----------
                                                          1,931,438
                                                         -----------
Transportation (4.3%)
AMR Corp.+                                   15,000         990,000
Conrail, Inc.                                10,000         687,500
                                                         -----------
                                                          1,677,500
                                                         -----------
Total Common Stocks
  (cost $32,392,925)                                    $37,363,125
                                                         -----------

                                           Principal       Market
                                             Amount         Value
                                            ---------    -----------
Short Term Investments (2.1%)
Federal Home Loan Mortgage Corp.,
  Disc. Note, 5.82%, 11/01/95              $794,000     $   794,000
                                                         -----------
Total Short-Term Investments
  (Cost $794,000)                                       $   794,000
                                                         -----------
Total Investments
  (cost $33,186,925) (a)                                $38,157,125
Other assets less liabilities                               506,468
                                                         -----------
Total Net Assets                                        $38,663,593
                                                         -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Growth Fund

Notes to Portfolio of Investments

  + Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $5,475,360
    Unrealized losses           (505,160)
                               ----------
    Net unrealized gain       $4,970,200
                               ==========


Category percentages are based on net assets.


See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Small Company Growth Fund

                                                 Number of       Market
                                                  Shares         Value
                                                -----------   ------------
Common Stocks (93.2%)
Autos & Auto Equipment (3.9%)
Andros, Inc.+                                      20,000      $  345,000
Copart, Inc.+                                      20,000         460,000
Lear Seating Corp.+                                19,500         541,125
                                                               -----------
                                                                1,346,125
                                                               -----------
Building Materials & Construction (2.7%)
American Buildings Co.+                            15,000         376,875
Lone Star Industries, Inc.                         25,000         571,875
                                                               -----------
                                                                  948,750
                                                               -----------
Chemicals (4.3%)
Hexcel Corp.+                                     100,000         837,500
Vigoro Corp.                                       15,000         650,625
                                                               -----------
                                                                1,488,125
                                                               -----------
Computer Software (3.4%)
Bolt Beranek and Newman, Inc.+                     10,000         308,750
FTP Software, Inc.+                                32,500         879,530
                                                               -----------
                                                                1,188,280
                                                               -----------
Computers & Office Equipment (5.4%)
Cray Research, Inc.+                               25,000         518,750
Data General Corp.+                                25,000         287,500
Stratus Computer, Inc.+                            35,000       1,089,375
                                                               -----------
                                                                1,895,625
                                                               -----------
Diversified (1.7%)
Figgie International, Inc.--Class A+               50,000         593,750
                                                               -----------
Electrical & Electronics (8.7%)
Amphenol Corp.+                                    20,000         432,500
BMC Industries, Inc.                               30,000       1,158,750
Integrated Process Equipment+                      10,000         371,250
Nimbus CD International, Inc.+                     75,000         600,000
Silicon Valley Group Inc.+                         15,000         483,750
                                                               -----------
                                                                3,046,250
                                                               -----------
Financial Services (2.5%)
Dime Bancorp, Inc.+                                35,000         371,875
Cullen/Frost Bankers, Inc.                         10,000         506,250
                                                               -----------
                                                                  878,125
                                                               -----------
Foods & Beverages (5.3%)
Delta & Pine Land Co.                              15,000         575,625
International Multifoods Corp.                     20,000         410,000
Ralcorp Holdings, Inc.+                            15,000         345,000
Universal Foods Corp.                              15,000         513,750
                                                               -----------
                                                                1,844,375
                                                               -----------
Health Technology (6.2%)
Medeva Plc                                         35,000      $  599,375
MGI Pharma, Inc.+                                  50,000         296,875
Palomar Medical Technologies, Inc.+               100,000         531,250
Quidel Corp.+                                     135,000         725,625
                                                               -----------
                                                                2,153,125
                                                               -----------
Hotels & Restaurants (1.2%)
Sun International Hotels Ltd.--Class A+            14,000         406,000
                                                               -----------
Insurance (7.1%)
Allmerica Financial Corp.+                         18,000         452,250
American Eagle Group, Inc.                         30,000         348,750
Liberty Corp. (The)                                15,000         502,500
Markel Corp.+                                       6,300         460,688
Security-Connecticut Corp.                         28,000         728,000
                                                               -----------
                                                                2,492,188
                                                               -----------
Machinery & Equipment (5.2%)
Acme-Cleveland Corp.                               19,700         430,938
Indresco Inc.+                                     60,000       1,027,500
Media General, Inc.                                13,000         360,750
                                                               -----------
                                                                1,819,188
                                                               -----------
Media & Entertainment (8.0%)
Bet Holdings, Inc. Class A+                        10,000         207,500
National Gaming Corp.+                            100,000         925,000
New World Communications Group+                    45,000         745,313
Topps Co., Inc.+                                  145,000         906,250
                                                               -----------
                                                                2,784,063
                                                               -----------
Metals & Mining (1.0%)
Brush Wellman Inc.                                 20,000         335,000
                                                               -----------
Oil & Gas (5.0%)
Arethusa (Off-Shore) Ltd.                          20,000         391,250
Basic Petroleum International Ltd.+                15,000         412,500
Chesapeake Energy Corp.+                           10,000         292,500
Seagull Energy Corp.+                              20,000         342,500
Sonat Offshore Drilling Co.                        10,000         317,500
                                                               -----------
                                                                1,756,250
                                                               -----------
Paper & Containers (1.0%)
Aptargroup, Inc.                                   10,000         342,500
                                                               -----------
Personal Care (1.4%)
Helen of Troy Ltd.+                                25,000         471,875
                                                               -----------
Pharmaceuticals (5.9%)
Biovail Corp. International+                       35,000       1,356,250
Foxmeyer Health Corp.+                             30,000         682,500
                                                               -----------
                                                                2,038,750
                                                               -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Small Company Growth Fund

                                                 Number of       Market
                                                  Shares         Value
                                                -----------   ------------
Pollution Control (0.5%)
Energy Biosystems Corp.+                          20,000      $   172,500
                                                               -----------
Retail (7.1%)
Friedman's Inc. Class A+                          15,000          300,000
Greenman Brothers, Inc.+                          30,000          386,250
Medicine Shoppe International, Inc.               15,000          650,625
Wolverine World Wide, Inc.                        37,500        1,125,000
                                                               -----------
                                                                2,461,875
                                                               -----------
Telecommunications (2.7%)
C-Tec Corp.+                                      20,000          427,500
General Cable Plc ADR+                            35,000          520,625
                                                               -----------
                                                                  948,125
                                                               -----------
Utilities (3.0%)
Valero Energy Corp.                               25,000          590,625
Atlantic Tele-Network, Inc.+                      41,700          448,275
                                                               -----------
                                                                1,038,900
                                                               -----------
Total Common Stocks
  (cost $27,411,436)                                          $32,449,744
                                                               -----------

                                                Principal        Market
                                                 Amount          Value
                                               ----------    ------------
Short Term Investments (5.2%)
Federal Home Loan Bank, Disc. Note,
  5.82%, 11/01/95                             $1,000,000      $ 1,000,000
Federal Home Loan Mortgage Corp.,
  Disc. Note, 5.82%, 11/01/95                    792,000          792,000
                                                               -----------
Total Short Term Investments
  (cost $1,792,000)                                           $ 1,792,000
                                                               -----------
Total Investments
  (cost $29,203,436) (a)                                      $34,241,744
Other assets less liabilities                                     553,669
                                                               -----------
Total Net Assets

                                                              $34,795,413
                                                               -----------

Notes to Portfolio of Investments

  + Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $5,679,606
    Unrealized losses           (641,298)
                               ----------
    Net unrealized gain       $5,038,308
                               ==========

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

International Growth Fund


                                                 Number of       Market
                                                  Shares         Value
                                                -----------   ------------
Common Stocks (93.4%)
Australia (3.1%)
Coal Mining & Steel (1.6%)
Australian National Industries, Ltd.              508,000      $  398,578
Broken Hill Proprietary Co. Ltd.                   33,000         446,949
                                                               -----------
                                                                  845,527
                                                               -----------
Hotels & Restaurants (0.4%)
AAPC Ltd.                                         378,000         218,835
                                                               -----------
Metals (0.6%)
QNI Ltd.                                          150,000         287,941
                                                               -----------
Oil & Gas Utilities (0.5%)
Australian Gas & Light Co., Ltd.                   70,000         242,617
                                                               -----------
Total Australia                                                 1,594,920
                                                               -----------
France (7.8%)
Autos & Auto Equipment (0.5%)
Peugeot SA+                                         2,000         260,478
                                                               -----------
Banks (1.8%)
Banque Nationale de Paris                          10,800         444,498
Credit Local de France                              6,300         498,616
                                                               -----------
                                                                  943,114
                                                               -----------
Building Materials & Construction (0.9%)
Lafarge SA                                          6,930         459,213
                                                               -----------
Financial Services (0.7%)
Cetelem Group                                       2,325         370,783
                                                               -----------
Petroleum (0.9%)
Societe Nationale Elf Aquitaine                     7,150         486,802
                                                               -----------
Pharmaceuticals (0.7%)
Sanofi SA                                           5,500         350,736
                                                               -----------
Retail (1.2%)
Pinault-Printemps SA                                2,800         606,829
                                                               -----------
Textiles & Garments (1.1%)
Christian Dior SA                                   6,000         588,837
                                                               -----------
Total France                                                    4,066,792
                                                               -----------
Germany (5.9%)
Building Materials & Trade (0.7%)
Bilfinger & Berger Bau AG                           1,000         368,172
                                                               -----------
Banks (1.0%)
Deutsche Bank AG                                   11,250         509,107
                                                               -----------
Machinery & Equipment (2.4%)
Linde AG                                              900         553,325
Mannesmann AG                                       2,000         658,588
                                                               -----------
                                                                1,211,913
                                                               -----------
Retail (0.8%)
Asko Deutsche Kaufhaus                                800      $  415,651
                                                               -----------
Transportation (1.0%)
Veba AG                                            12,500         513,433
                                                               -----------
Total Germany                                                   3,018,276
                                                               -----------
Great Britain (17.9%)
Banks (1.2%)
Abbey National                                     74,000         626,463
                                                               -----------
Building Materials & Trade (1.6%)
BPB Industries                                     95,000         418,267
T & N                                             181,000         410,615
                                                               -----------
                                                                  828,882
                                                               -----------
Chemicals (1.3%)
Albright And Wilson Plc                           150,000         377,045
Hanson                                            100,000         306,299
                                                               -----------
                                                                  683,344
                                                               -----------
Commercial Services (0.1%)
Inchcape                                           10,000          49,403
                                                               -----------
Communications (1.3%)
British Telecommunications+                       109,700         652,077
                                                               -----------
Finance (1.9%)
Ladbroke Group                                    180,000         472,373
Tomkins Plc                                       129,000         508,821
                                                               -----------
                                                                  981,194
                                                               -----------
Food (0.5%)
Hillsdown Holdings                                100,000         264,801
                                                               -----------
Hotels & Restaurants (1.1%)
Greenalls Group Plc                                73,000         558,564
                                                               -----------
Machine & Apparatus Construction (1.2%)
Siebe                                              50,000         594,814
                                                               -----------
Metals (1.3%)
Cookson Group                                     144,000         667,013
                                                               -----------
Petroleum (0.6%)
British Petroleum                                  40,759         299,627
                                                               -----------
Pharmaceutical (0.9%)
Smithkline Beecham                                 44,711         458,030
                                                               -----------
Retail (0.8%)
Tesco                                              85,000         403,130
                                                               -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

International Growth Fund


                                                Number of       Market
                                                  Shares         Value
                                                -----------   ------------
Textile & Garments (0.9%)
Coats Viyella                                     150,000     $   443,443
                                                               -----------
Transportation (0.7%)
Peninsular & Oriental Steam                        45,000         342,897
                                                               -----------
Utilities (1.9%)
British Gas                                        95,800         364,995
North West Water                                   48,500         455,825
Powergen Plc                                       44,000         178,073
                                                               -----------
                                                                  998,893
                                                               -----------
Wines & Spirits (0.6%)
Grand Metropolitan                                 51,000         353,141
                                                               -----------
Total Great Britain                                             9,205,716
                                                               -----------
Hong Kong (2.7%)
Banks (0.6%)
HSBC Holdings Ord                                  22,400         325,931
                                                               -----------
Diversified (0.7%)
Hutchison Whampoa                                  65,000         358,136
                                                               -----------
Real Estate (0.8%)
Sun Hung Kai Properties                            15,000         119,799
Swire Pacific Class A                              40,000         300,063
                                                               -----------
                                                                  419,862
                                                               -----------
Utilities (0.6%)
Hong Kong Electric                                 90,000         306,142
                                                               -----------
Total Hong Kong                                                 1,410,071
                                                               -----------
Italy (2.3%)
Building Materials & Trade (0.6%)
Italcementi Itl.                                   48,100         297,446
                                                               -----------
Telecommunications (1.7%)
Stet D Risp Port                                  400,000         872,653
                                                               -----------
Total Italy                                                     1,170,099
                                                               -----------
Japan (36.9%)
Autos & Auto Equipment (4.5%)
Honda Motor Co.                                    65,000       1,131,596
Mazda Motor+                                      130,000         408,137
Nippondenso Co. Ltd.                               42,000         768,155
                                                               -----------
                                                                2,307,888
                                                               -----------
Banks (4.1%)
Shizuoka Bank                                      44,000         520,710
Sumitomo Bank                                      60,000       1,062,155
Mitsubishi Bank                                    27,000         528,143
                                                               -----------
                                                                2,111,008
                                                               -----------
Chemicals (1.7%)
Shin-etsu Chemical Co.                             43,000     $   878,967
                                                               -----------
Consumer Products (3.1%)
Canon Inc.                                         57,000         975,598
Shimano Inc.                                       34,000         631,816
                                                               -----------
                                                                1,607,414
                                                               -----------
Electrical & Equipment (7.6%)
Hitachi Ltd.                                      119,000       1,222,065
Mitsubishi Electric Corp.                         110,000         821,947
Sony Corp.                                         19,000         854,810
TDK Corp.                                          20,000       1,030,857
                                                               -----------
                                                                3,929,679
                                                               -----------
Electric Utilities (1.2%)
Tohoku Electric Power Co. Inc.                     27,270         640,110
                                                               -----------
Financial Services (1.4%)
Nomura Securities Co. Ltd.                         40,000         731,576
                                                               -----------
Machinery & Engineering (7.5%)
Amada Sonoike Co. Ltd.                            110,000         673,480
Fuji Machine Manufacturing                         12,000         451,856
Mitsubishi Heavy Industries Ltd.                  126,000         972,312
NTN Corp.                                         132,000         806,885
Sumitomo Corp.                                    105,000         955,059
                                                               -----------
                                                                3,859,592
                                                               -----------
Publishing (1.5%)
Toppan Printing Co. Ltd.                           60,000         792,215
                                                               -----------
Retail (1.6%)
Best Denki Co., Ltd.                               57,000         819,502
                                                               -----------
Textiles (1.3%)
Kuraray Co., Ltd.                                  65,000         642,085
                                                               -----------
Transportation (1.4%)
Nippon Express Co.                                 90,000         730,598
                                                               -----------
Total Japan                                                    19,050,634
                                                               -----------
Malaysia (1.4%)
Consumer Products (0.3%)
Sime Darby Bhd                                     67,000         167,434
                                                               -----------
Financial Services (0.2%)
AMMB Holdings Bhd                                  11,000         136,364
                                                               -----------
Metals (0.3%)
Aluminum Company of Malaysia                       92,000         141,204
                                                               -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

International Growth Fund


                                                 Number of       Market
                                                  Shares         Value
                                                -----------   ------------
Transportation (0.6%)
Malaysian International Ship                       56,666     $   149,414
Malaysian Airline Systems                          54,000         147,698
                                                               -----------
                                                                  297,112
                                                               -----------
Total Malaysia                                                    742,114
                                                               -----------
Netherlands (6.8%)
Banks (0.9%)
ABN Amro Holdings N.V.                             10,506         441,594
                                                               -----------
Electrical Equipment (1.2%)
Philips Electronics                                16,000         618,760
                                                               -----------
Financial Services (1.5%)
Internatinale Nederlanden Groep N.V.               13,100         781,507
                                                               -----------
Publishing (1.8%)
Ver Ned Uitgevers                                   6,500         911,529
                                                               -----------
Wholesale (1.4%)
Hagermeyer                                         15,000         747,457
                                                               -----------
Total Netherlands                                               3,500,847
                                                               -----------
Norway (0.9%)
Chemicals (0.9%)
Norsk Hydro AS                                     11,111         442,702
                                                               -----------
Total Norway                                                      442,702
                                                               -----------
Singapore (1.8%)
Banks (0.9%)
Development Bank of Singapore Ltd.                 22,000         252,229
United Overseas Bank Ltd.                          23,680         207,808
                                                               -----------
                                                                  460,037
                                                               -----------
Transportation (0.9%)
Jurong Shipyard Ltd.                               31,000         206,228
Singapore Airlines Ltd. (Foreign-Registered
  shares)                                          27,000         250,318
                                                               -----------
                                                                  456,546
                                                               -----------
Total Singapore                                                   916,583
                                                               -----------
Spain (2.3%)
Building Materials & Construction (1.4%)
Fomento Construcciones Y Contrat                    5,000         353,411
Repsol SA                                          12,000         358,659
                                                               -----------
                                                                  712,070
                                                               -----------
Metals (0.9%)
Acerinox SA                                         4,400         463,616
                                                               -----------
Total Spain                                                     1,175,686
                                                               -----------
Sweden (2.1%)
Electrical Equipment (1.1%)
Electrolux Ab B Free                               13,500     $    577,523
                                                               -----------
Manufacturing (1.0%)
Atlas Copco Ab Free                                34,250         518,494
                                                               -----------
Total Sweden                                                    1,096,017
                                                               -----------
Switzerland (1.5%)
Electrical Engineering & Electronics (1.5%)
BBC Brown Boveri AG                                   660         765,563
                                                               -----------
Total Switzerland                                                 765,563
                                                               -----------
Total Common Stocks
  (cost $46,945,784)                                          $48,156,020
                                                               -----------
Preferred Stock (1.1%)
Italy (1.1%)
Auto & Auto Equipment
Fiat SpA                                          280,000         553,727
                                                               -----------
Total Preferred Stock
  (cost $593,578)                                                 553,727
                                                               -----------
Warrants (0.0%)
Italy (0.0%)
Italcementi 12/31/96                               11,100           2,209
                                                               -----------
Total Warrants
  (cost $3,459)                                                     2,209
                                                               -----------

                                                Principal        Market
                                                  Amount         Value
                                                ----------    ------------
Ford Motor Co., 5.85%,
  11/01/95                                     $2,339,000     $ 2,339,000
                                                               -----------
Total Short-term Investments
  (cost $2,339,000)                                             2,339,000
                                                               -----------
Total Investments (a)
  (cost $49,881,821)                                          $51,050,956
Other assets less liabilities                                     514,884
                                                               -----------
Total Net Assets

                                                              $51,565,840
                                                               -----------


Notes to Portfolio of Investments

  + Non-income producing security.

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $ 4,283,887
    Unrealized losses          (3,114,752)
                               -----------
    Net unrealized gain       $ 1,169,135
                               ===========

Category percentages are based on net assets.

See Notes to Financial Statements.

Portfolio of Investments
October 31, 1995

Asian Growth Fund


                                              Number of      Market
                                               Shares        Value
                                              ---------   ------------
Common Stocks (94.6%)
Hong Kong (34.0%)
Banks (6.0%)
HSBC Holdings Plc                                50,800    $  739,165
Bank of East Asia                               180,000       635,565
                                                           -----------
                                                            1,374,730
                                                           -----------
Diversified (8.5%)
Citic Pacific Ltd.                              320,000       999,521
Hutchison Whampoa                               173,000       953,193
                                                           -----------
                                                            1,952,714
                                                           -----------
Electric Utilities (3.4%)
China Light & Power Co., Ltd.                    50,000       266,436
Hong Kong Electric Holdings, Ltd.               150,000       510,237
                                                           -----------
                                                              776,673
                                                           -----------
Real Estate (14.5%)
HKR International, Ltd.                         550,000       476,609
Cheung Kong (Holdings) Ltd.                     164,000       926,937
Hysan Development                               230,000       586,029
New World Development, Ltd.                     150,000       583,960
Swire Pacific Class A                           100,000       750,158
                                                           -----------
                                                            3,323,693
                                                           -----------
Telephone Utilities (1.6%)
Hong Kong Telecommunications Ltd.               210,000       366,672
                                                           -----------
Total Hong Kong                                             7,794,482
                                                           -----------
Indonesia (8.5%)
Banks (3.4%)
Bank Danamon Pt (Foreign-Registered
  shares)                                       230,000       334,214
Bank Tiara Asia (Foreign-Registered
  shares)                                       326,500       373,800
Modern Bank (Foreign-Registered shares)         121,500        72,226
                                                           -----------
                                                              780,240
                                                           -----------
Financial Services (0.8%)
Wicaksana Overseas International (Foreign-
  Registered shares)                             74,000       192,250
                                                           -----------
Paper & Containers (2.2%)
Indorayon (Foreign-Registered shares)           250,000       308,234
Pabrik Kertas Tjiwi Kimia (Foreign-
  Registered shares)                            111,720       206,616
                                                           -----------
                                                              514,850
                                                           -----------
Real Estate (2.1%)
Kawsan Industri Jabeka (Foreign-Registered
  shares)                                       250,000       481,616
                                                           -----------
Total Indonesia                                            $1,968,956
                                                           -----------
South Korea (5.9%)
Chemicals (2.0%)
LG Chemical Ltd. +++                             19,000       463,030
Korea Electric Power ADR+                        20,000       492,500
                                                           -----------
                                                              955,530
                                                           -----------
Oil & Gas (1.8%)
Yukong Ltd.+                                      1,150        41,783
Yukong                                            9,600       361,341
                                                           -----------
                                                              403,124
                                                           -----------
Total South Korea                                           1,358,654
                                                           -----------
Malaysia (14.4%)
Banking (3.9%)
Hong Leong Bank Bhd                             180,000       485,242
Malayan Banking Bhd                              50,000       403,384
                                                           -----------
                                                              888,626
                                                           -----------
Finance (2.2%)
Sungei Way Holdings                             153,000       514,817
                                                           -----------
Paper & Containers (2.3%)
Land & General Bhd                              232,500       539,846
                                                           -----------
Real Estate (6.0%)
Econstates Bhd                                  322,000       382,700
Kampong Lanjut Tin Dredging+                    175,000       385,675
Metroplex Bhd                                   500,000       391,578
Tan & Tan Development Bhd                       250,000       221,370
                                                           -----------
                                                            1,381,323
                                                           -----------
Total Malaysia                                              3,324,612
                                                           -----------
Philippines (6.8%)
Commercial Services (2.4%)
Ayala Land, Inc.                                265,000       305,652
SM Prime Holdings Inc.+                         910,000       244,906
                                                           -----------
                                                              550,558
                                                           -----------
Electric Utilities (0.0%)
Manila Electric Co. Class B                         200         1,492
                                                           -----------
Finance (0.6%)
South East Asia Cement Holdings, Inc.+        1,000,000       130,719
                                                           -----------
Home Builders (2.0%)
C & P Homes, Inc.+                              700,000       450,788
                                                           -----------
Home Furnishings & Appliances (0.6%)
Sanitary Wares Manufacturing Corp.              434,700       148,744
                                                           -----------


See Notes to Portfolio of Investments.

Portfolio of Investments
October 31, 1995

Asian Growth Fund



                                              Number of      Market
                                               Shares        Value
                                              ---------   ------------
Telephone Utilities (1.2%)
Philippine Long Distance Telephone               5,000    $   278,739
                                                           -----------
Total Philippines                                           1,561,040
                                                           -----------
Singapore (9.5%)
Banks (5.1%)
Development Bank of Singapore (Foreign-
  Registered shares)                            55,000        630,573
United Overseas Bank (Foreign-Registered
  shares)                                       61,600        540,580
                                                           -----------
                                                            1,171,153
                                                           -----------
Diversified (2.4%)
Straits Steamship Land Ltd.                    200,000        560,510
                                                           -----------
Finance (2.0%)
DBS Land                                       153,000        452,611
                                                           -----------
Total Singapore                                             2,184,274
                                                           -----------
Thailand (15.5%)
Auto Parts Replacement (1.0%)
Swedish Motor (Foreign-Registered shares)+      50,000        222,531
                                                           -----------
Banks (5.7%)
Bank Of Ayudhya Public Co. Ltd. (Foreign-
  Registered shares)+                          115,000        662,627
Bangkok Metropolitan Bank (Foreign-
  Registered shares)+                          641,666        637,459
                                                           -----------
                                                            1,300,086
                                                           -----------
Building Materials & Construction (2.8%)
Siam Cement Public Co. Ltd. (Foreign-
  Registered shares)                             7,000        381,641
TPI Polene Public Co. Ltd. (Foreign-
  Registered shares)                            40,000        270,217
                                                           -----------
                                                              651,858
                                                           -----------
Electrical Equipment (3.6%)
Electricity Generating Public Co. Ltd.
  (Foreign-Registered shares)+                 242,000        827,022
                                                           -----------
Electronics (1.0%)
KR Precision PCL                                16,500        115,398
KR Precision PCL (Foreign-Registered
  shares)                                       15,500        110,868
                                                           -----------
                                                              226,266
                                                           -----------
Financial Services (0.6%)
Siam General Factoring (Foreign-Registered
  Shares)                                       63,800        145,778
                                                           -----------
Metals (0.8%)
Sahavirya Steel Industry Public Co. Ltd.
  (Foreign-Registered shares)                  125,000    $   191,238
                                                           -----------
Total Thailand                                              3,564,779
                                                           -----------
Total Common Stocks
  (cost $20,514,237)                                      $21,756,797
                                                           -----------

                                             Principal       Market
                                              Amount         Value
                                            ----------   ------------
Short-term Investments (4.4%)
Ford Motor Co., Comm. Paper,
  5.85%, 11/01/95                           $1,017,000    $ 1,017,000
                                                           -----------
Total Short-term Investments
  (cost $1,017,000)                                       $ 1,017,000
                                                           -----------
Total Investments
  (cost $21,531,237) (a)                                  $22,773,797
Other assets less liabilities                                 222,320
                                                           -----------
Total Net Assets

                                                          $22,996,117
                                                           -----------


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is $21,662,266. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

    Unrealized gains          $ 2,926,530
    Unrealized losses          (1,552,941)
                               -----------
    Net unrealized gain       $ 1,373,589
                               ===========

  + Non-income producing security.

+++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Security Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 1995

     Aetna Series Fund, Inc.                   Money Market Fund      Government Fund
------------------------------------------   -------------------  ---------------------
Assets:
Investments, at market value (Note 1)            $348,049,250           $19,261,304
Cash                                                    1,228                   191
Receivable for:
 Dividends and interest                             1,314,264               271,785
 Investments sold                                           0                     0
 Fund shares sold                                   5,933,374                24,111
 Variation margin                                           0                     0
 Reimbursement from Investment Advisor                230,985                38,406
Deferred organizational expenses                       15,735                     0
                                               ------------------    -------------------
  Total assets                                    355,544,836            19,595,797
                                               ------------------    -------------------
Liabilities:
Payable for:
 Dividends                                            256,190                 1,084
 Investments purchased                                      0                     0
 Fund shares redeemed                                 670,071                     0
 Other liabilities                                    368,444                36,406
                                               ------------------    -------------------
  Total liabilities                                 1,294,705                37,490
                                               ------------------    -------------------
NET ASSETS applicable to outstanding
  fund shares                                    $354,250,131           $19,558,307
                                               ==================    ===================
Net assets represented by:
Paid-in capital                                  $354,250,131           $19,645,117
Unrealized gain (loss) on investments                       0               596,884
Undistributed net investment income                         0               133,130
Accumulated net realized gain (loss) on
  investments                                               0              (816,824)
                                               ------------------    -------------------
Total--representing net assets applicable
  to outstanding fund shares                     $354,250,131           $19,558,307
                                               ==================    ===================
Capital shares, $.001 par value
Select Class:  Outstanding                        275,524,492             1,914,147
               Net Assets                        $275,524,492           $19,153,665
               Net Asset Value per share         $       1.00           $     10.01
Adviser Class: Outstanding                         78,725,639                40,455
               Net Assets                        $ 78,725,639           $   404,642
               Net Asset Value per share         $       1.00           $     10.00

Cost of Investments                              $348,049,250           $18,664,420
                                               ==================    ===================

See Notes to Financial Statements.

      Bond Fund            Tax-Free Fund         The Aetna Fund
---------------------   -------------------   ---------------------
     $39,636,350            $23,540,150            $84,761,582
           9,607                    773                 17,760

         527,120                400,843                422,334
               2                      0              1,328,656
           3,347                      0                  1,497
               0                      0                 41,325
          27,146                 40,332                  8,794
          15,735                      0                 15,735
---------------------    ------------------    -------------------
      40,219,307             23,982,098             86,597,683
---------------------    ------------------    -------------------


          15,454                    649                      0
               0                      0              1,014,127
          21,792                    470                154,585
          63,399                 51,067                126,085
---------------------    ------------------    -------------------
         100,645                 52,186              1,294,797
---------------------    ------------------    -------------------

     $40,118,662            $23,929,912            $85,302,886
=====================    ==================    ===================

     $39,710,127            $24,096,334            $71,211,537
       1,484,833                518,501              9,488,430
         203,781                 69,443                988,683

      (1,280,079)              (754,366)             3,614,236
---------------------    ------------------    -------------------

     $40,118,662            $23,929,912            $85,302,886
=====================    ==================    ===================

       3,192,325                177,686              6,791,958
     $32,778,351            $ 1,748,415            $83,941,102
     $     10.27            $      9.84            $     12.36
         714,938              2,255,231                110,350
     $ 7,340,311            $22,181,497            $ 1,361,784
     $     10.27            $      9.84            $     12.34

     $38,151,517            $23,021,649            $75,226,307
=====================    ==================    ===================

See Notes to Financial Statements.

Statements of Assets and Liabilities
October 31, 1995 Report


           Aetna Series Fund, Inc.               Growth and Income Fund          Growth Fund
 ---------------------------------------------   -----------------------   ------------------------
Assets:
Investments, at market value (Note 1)                 $355,792,128               $38,157,125
Cash                                                       120,993                       998
Cash denominated in foreign currencies                     155,132                         0
Receivable for:
 Dividends and interest                                    521,833                    53,834
 Investments sold                                        8,405,394                 1,400,943
 Fund shares sold                                           27,221                   172,247
 Recoverable taxes                                           4,167                         0
 Variation margin                                           22,327                         0
 Unrealized gain on forward foreign currency
  exchange contracts (Note 7)                               68,011                         0
 Reimbursement from Investment Advisor                           0                    26,740
Deferred organizational expenses                            15,763                         0
                                                  ----------------------    -----------------------
  Total assets                                         365,132,969                39,811,887
                                                  ----------------------    -----------------------
Liabilities:
Payable for:
 Dividends                                                       0                         0
 Investments purchased                                   5,321,585                   963,535
 Fund shares redeemed                                      257,221                   130,195
 Unrealized loss on forward foreign
   currency exchange contracts (Note 7)                    210,380                         0
 Other liabilities                                         324,034                    54,564
                                                  ----------------------    -----------------------
  Total liabilities                                      6,113,220                 1,148,294
                                                  ----------------------    -----------------------
NET ASSETS applicable to outstanding fund
  shares                                              $359,019,749               $38,663,593
                                                  ======================    =======================
Net assets represented by:
Paid-in capital                                       $285,612,018               $28,723,064
Unrealized gain (loss) on investments                   50,832,028                 4,970,200
Undistributed (distributions in excess of)
  net investment income                                  2,597,556                    95,593
Accumulated net realized gain (loss) on
  investments                                           19,978,147                 4,874,736
                                                  ----------------------    -----------------------
Total--representing net assets applicable to
  outstanding fund shares                             $359,019,749               $38,663,593
                                                  ======================    =======================
Capital shares, $.001 par value
Select Class:  Outstanding                              26,505,559                 2,685,664
               Net Assets                             $356,802,578               $36,936,273
               Net Asset Value per share              $      13.46               $     13.75
Adviser Class: Outstanding                                 165,101                   126,736
               Net Assets                             $  2,217,171               $ 1,727,320
               Net Asset Value per share              $      13.43               $     13.63

Cost of Investments                                   $304,710,174               $33,186,925
                                                  ======================    =======================

See Notes to Financial Statements.


  Small Company Growth Fund     International Growth Fund         Asian Growth Fund
 ----------------------------  ---------------------------   ----------------------------

         $34,241,744                   $51,050,956                   $22,773,797
               4,329                             4                             0
                   0                           601                       165,590

               1,702                       156,234                        31,137
             582,021                             0
               8,981                        20,956                         1,594
                   0                       124,064                           936
                   0                             0                             0

                   0                       235,937
              16,582                        46,213                        61,140
                   0                        15,763                             0
 ----------------------------    -------------------------     --------------------------
          34,855,359                    51,650,728                    23,034,194
 ----------------------------    -------------------------     --------------------------


                   0                         1,059                            39
                   0                             0                             0
                   0                        10,145                         3,444

                   0                             0
              59,946                        73,684                        34,594
 ----------------------------    -------------------------     --------------------------
              59,946                        84,888                        38,077
 ----------------------------    -------------------------     --------------------------

         $34,795,413                   $51,565,840                   $22,996,117
 ============================    =========================     ==========================

         $26,145,736                   $48,806,092                   $24,796,893
           5,038,308                     1,411,893                     1,242,172
             (20,927)                      385,313                       166,458

           3,632,296                       962,542                    (3,209,406)
 ----------------------------    -------------------------     --------------------------

         $34,795,413                   $51,565,840                   $22,996,117
 ============================    =========================     ==========================

           2,477,988                     2,364,208                     2,670,972
         $33,510,817                   $25,101,467                   $22,309,082
         $     13.52                   $     10.62                   $      8.35
              95,923                     2,499,422                        82,506
         $ 1,284,596                   $26,464,373                   $   687,035
         $     13.39                   $     10.59                   $      8.33

         $29,203,436                   $49,881,821                   $21,531,237
 ============================    =========================     ==========================

See Notes to Financial Statements.

Statements of Operations
Year ended October 31, 1995


         Aetna Series Fund, Inc.              Money Market Fund      Government Fund
 -----------------------------------------   -------------------  ---------------------
Investment income: (Note 1)
Dividends                                        $         0            $        0
Interest                                          16,428,062             1,634,757
                                              ------------------    -------------------
                                                  16,428,062             1,634,757
Foreign taxes withheld                                     0                     0
                                              ------------------    -------------------
 Total investment income                          16,428,062             1,634,757
                                              ------------------    -------------------
Investment expenses: (Notes 2 and 3)
Investment advisory fee                            1,083,771               109,261
Administrative service fee                           677,357                54,630
12b-1 and service fees                                64,022                 2,110
Organizational expenses                               10,012                  (260)
Printing/Postage                                      29,854                 3,349
Custody fees                                          20,853                12,579
Transfer agent fees                                  286,714                23,866
Audit fees                                            16,779                18,911
Directors' fees                                        9,800                 9,800
State and federal fees                               140,436                45,733
Miscellaneous                                         41,795                 5,473
                                              ------------------    -------------------
Expenses before reimbursement and waiver
  from Adviser                                     2,381,393               285,452
Expense reimbursement and waiver from
  Adviser                                         (1,662,747)             (130,573)
                                              ------------------    -------------------
 Total investment expenses                           718,646               154,879
                                              ------------------    -------------------
Net investment income                             15,709,416             1,479,878
                                              ------------------    -------------------
Realized and unrealized gain (loss):
  (Notes 1,4,5 and 7)
Realized gain (loss) on:
 Sales of investments (excluding
   short-term investments)                                 0              (545,932)
 Futures and forward currency contracts                    0                     0
 Foreign currencies                                        0                     0
                                              ------------------    -------------------
  Net realized gain (loss)                                 0              (545,932)
                                              ------------------    -------------------
Net change in unrealized gain (loss) on:
 Investments                                               0             1,737,685
 Futures and forward currency contracts                    0                     0
 Foreign currency related transactions                     0                     0
                                              ------------------    -------------------
  Net change in unrealized gain (loss)                     0             1,737,685
                                              ------------------    -------------------
Net realized and change in unrealized
  gain (loss) on investments                               0             1,191,753
                                              ------------------    -------------------
Increase in net assets resulting from
  operations                                     $15,709,416            $2,671,631
                                              ==================    ===================

See Notes to Financial Statements.

      Bond Fund            Tax-Free Fund         The Aetna Fund
---------------------   -------------------   ---------------------
     $   18,503             $        0             $ 1,402,799
      3,342,704              1,385,132               2,517,726
---------------------    ------------------    -------------------
      3,361,207              1,385,132               3,920,525
              0                      0                 (16,636)
---------------------    ------------------    -------------------
      3,361,207              1,385,132               3,903,889
---------------------    ------------------    -------------------

        227,665                121,039                 706,625
        113,832                 60,519                 220,820
        118,895                168,720                  57,241
         10,012                      0                  10,012
          6,599                  3,459                  12,459
         10,534                  8,358                  39,751
         35,640                 23,479                  53,492
         18,417                 20,092                  18,331
          9,800                  9,800                   9,800
         42,193                 46,818                  53,342
         10,382                  5,407                  20,791
---------------------    ------------------    -------------------

        603,969                467,691               1,202,664

       (143,622)               (93,274)                (26,507)
---------------------    ------------------    -------------------
        460,347                374,417               1,176,157
---------------------    ------------------    -------------------
      2,900,860              1,010,715               2,727,732
---------------------    ------------------    -------------------



       (287,323)              (246,800)              5,255,986
              0                      0                (191,453)
              0                      0                  (2,468)
---------------------    ------------------    -------------------
       (287,323)              (246,800)              5,062,065
 ---------------------    ------------------    -------------------

      3,094,180              2,386,069               6,920,381
              0                      0                 (47,559)
              0                      0                     714
---------------------    ------------------    -------------------
      3,094,180              2,386,069               6,873,536
---------------------    ------------------    -------------------

      2,806,857              2,139,269              11,953,601
---------------------    ------------------    -------------------

     $5,707,717             $3,149,984             $14,663,333
=====================    ==================    ===================

See Notes to Financial Statements.

Statements of Operations
Year ended October 31, 1995

                                                               Growth and Income
                 Aetna Series Fund, Inc.                             Fund                 Growth Fund
 ---------------------------------------------------------   ---------------------   ----------------------
Investment income: (Note 1)
Dividends                                                         $ 8,548,439              $  442,140
Interest                                                              963,983                  81,879
                                                              --------------------    ---------------------
                                                                    9,512,422                 524,019
Foreign taxes withheld                                               (101,551)                 (7,375)
                                                              --------------------    ---------------------
 Total investment income                                            9,410,871                 516,644
                                                              --------------------    ---------------------
Investment expenses: (Notes 2 and 3)
Investment advisory fee                                             2,288,249                 231,452
Administrative service fee                                            830,718                  82,661
12b-1 and service fees                                                 19,108                   7,194
Organizational expenses                                                 9,984                       0
Printing/Postage                                                       52,237                   3,953
Custody fees                                                           38,161                   8,813
Transfer agent fees                                                    22,312                  25,370
Audit fees                                                             16,924                  18,311
Directors' fees                                                         8,990                   9,800
State and federal fees                                                303,830                  46,970
Miscellaneous                                                          88,315                   5,397
                                                              --------------------    ---------------------
Expenses before reimbursement and waiver from Adviser               3,678,828                 439,921
Expense reimbursement and waiver from Adviser                               0                 (34,500)
                                                              --------------------    ---------------------
 Total investment expenses                                          3,678,828                 405,421
                                                              --------------------    ---------------------
Net investment income (loss)                                        5,732,043                 111,223
                                                              --------------------    ---------------------
Realized and unrealized gain (loss):
  (Notes 1,4,5 and 7)
Realized gain (loss) on:
 Sales of investments (excluding short-term
   investments)                                                    21,116,507               5,686,709
 Written options                                                            0                (779,593)
 Futures and forward currency contracts                             1,182,936                       0
 Foreign currencies                                                   (56,463)                      0
                                                              --------------------    ---------------------
  Net realized gain (loss)                                         22,242,980               4,907,116
                                                              --------------------    ---------------------
Net change in unrealized gain (loss) on:
 Investments                                                       40,906,977               3,776,468
 Futures and forward currency contracts                              (291,973)                      0
 Foreign currency related transactions                                 42,046                       0
                                                              --------------------    ---------------------
  Net change in unrealized gain (loss)                             40,657,050               3,776,468
                                                              --------------------    ---------------------
Net realized and change in unrealized gain (loss) on
  investments                                                      62,900,030               8,683,584
                                                              --------------------    ---------------------
Increase (decrease) in net assets resulting from
  operations                                                      $68,632,073              $8,794,807
                                                              ====================    =====================

See Notes to Financial Statements.


  Small Company Growth Fund     International Growth Fund         Asian Growth Fund
 ----------------------------  ---------------------------   ----------------------------
         $  330,672                    $ 1,260,491                   $   527,485
             96,972                        184,753                        70,196
 ----------------------------    -------------------------     --------------------------
            427,644                      1,445,244                       597,681
             (1,015)                      (124,821)                      (40,145)
 ----------------------------    -------------------------     --------------------------
            426,629                      1,320,423                       557,536
 ----------------------------    -------------------------     --------------------------

            257,552                        472,412                       248,201
             75,751                        138,945                        62,050
              5,012                        202,548                         3,549
                  0                          9,984                             0
              3,684                          4,838                         2,415
             11,341                         94,442                        72,728
             24,318                         34,766                        24,684
             18,911                         17,756                        19,355
              9,800                          9,800                         9,800
             44,983                         42,901                        46,286
              5,167                          5,736                         3,015
 ----------------------------    -------------------------     --------------------------
            456,519                      1,034,128                       492,083
            (22,162)                       (74,627)                     (204,181)
 ----------------------------    -------------------------     --------------------------
            434,357                        959,501                       287,902
 ----------------------------    -------------------------     --------------------------
             (7,728)                       360,922                       269,634
 ----------------------------    -------------------------     --------------------------




          4,597,414                      1,158,774                    (2,927,707)
                  0                              0                             0
                  0                       (128,140)                            0
                  0                        (59,919)                        7,090
 ----------------------------    -------------------------     --------------------------
          4,597,414                        970,715                    (2,920,617)
 ----------------------------    -------------------------     --------------------------

          3,558,853                     (2,095,160)                     (782,372)
                  0                        461,168                             0
                  0                         (4,133)                       (1,849)
 ----------------------------    -------------------------     --------------------------
          3,558,853                     (1,638,125)                     (784,221)
 ----------------------------    -------------------------     --------------------------

          8,156,267                       (667,410)                   (3,704,838)
 ----------------------------    -------------------------     --------------------------

         $8,148,539                    ($   306,488)                 ($ 3,435,204)
 ============================    =========================     ==========================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                 Aetna Series Fund, Inc.                               Money Market Fund
 ---------------------------------------------------------   ---------------------------------------
                                                                                      Ten-month
                                                                Year ended          period ended
                                                             October 31, 1995     October 31, 1994
                                                            ------------------   -------------------
From Operations:
Net investment income                                          $  15,709,416        $   5,571,226
Net realized gain (loss)                                                   0                    0
Net change in unrealized gain (loss)                                       0                    0
                                                              ----------------     -----------------
Increase (decrease) in net assets resulting from
  operations                                                      15,709,416            5,571,226
                                                              ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                      (11,991,698)          (4,776,403)
 In excess of net investment income                                        0                    0
 From realized gain on investments                                         0                    0
Adviser Class:
 From net investment income                                       (3,717,718)            (794,823)
 In excess of net investment income                                        0                    0
 From realized gain on investments                                         0                    0
                                                              ----------------     -----------------
Decrease in net assets from distributions to shareholders        (15,709,416)          (5,571,226)
                                                              ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                       303,179,867          184,288,133
 Reinvestment of distributions                                     9,929,370            4,313,330
 Cost of shares redeemed                                        (199,341,125)        (134,729,463)
Adviser Class:
 Proceeds from shares sold                                       113,465,548           49,918,444
 Reinvestment of distributions                                     3,576,944              788,233
 Cost of shares redeemed                                         (85,667,348)          (3,356,170)
                                                              ----------------     -----------------
Increase in net assets from fund share transactions              145,143,256          101,222,507
                                                              ----------------     -----------------
Change in net assets                                             145,143,256          101,222,507
                                                              ----------------     -----------------
Net Assets:
Beginning of period                                              209,106,875          107,884,368
                                                              ----------------     -----------------
End of period                                                  $ 354,250,131        $ 209,106,875
                                                              ================     =================
End of period net assets includes undistributed net
  investment income                                            $           0        $           0
                                                              ================     =================


See Notes to Financial Statements.

                   Aetna Series Fund, Inc.                                 Government Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                             $  1,479,878          $   975,250
Net realized gain (loss)                                              (545,932)            (298,826)
Net change in unrealized gain (loss)                                 1,737,685           (1,140,801)
                                                                 ----------------     -----------------
Increase (decrease) in net assets resulting from operations          2,671,631             (464,377)
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                         (1,440,305)            (836,799)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                            (15,128)              (1,832)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders           (1,455,433)            (838,631)
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                          11,590,278           26,189,218
 Reinvestment of distributions                                       1,434,827            1,222,008
 Cost of shares redeemed                                           (21,180,558)                (904)
Adviser Class:
 Proceeds from shares sold                                             369,917              165,129
 Reinvestment of distributions                                          14,695                2,374
 Cost of shares redeemed                                              (147,521)             (14,346)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                      (7,918,362)          27,563,479
                                                                 ----------------     -----------------
Change in net assets                                                (6,702,164)          26,260,471
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                 26,260,471                    0
                                                                 ----------------     -----------------
End of period                                                     $ 19,558,307          $26,260,471
                                                                 ================     =================
End of period net assets includes undistributed net
  investment income                                               $    133,130          $   108,685
                                                                 ================     =================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                   Aetna Series Fund, Inc.                                    Bond Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                             $  2,900,860         $  2,507,230
Net realized gain (loss)                                              (287,323)            (882,788)
Net change in unrealized gain (loss)                                 3,094,180           (3,401,549)
                                                                 ----------------     -----------------
Increase (decrease) in net assets resulting from operations          5,707,717           (1,777,107)
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                         (1,855,003)          (1,488,587)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                           (896,133)            (709,993)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders           (2,751,136)          (2,198,580)
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                          11,304,362           13,687,226
 Reinvestment of distributions                                       1,689,033            1,375,268
 Cost of shares redeemed                                            (9,913,625)         (31,166,825)
Adviser Class:
 Proceeds from shares sold                                             240,905           25,571,124
 Reinvestment of distributions                                         895,776              709,934
 Cost of shares redeemed                                           (20,043,606)                (231)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                     (15,827,155)          10,176,496
                                                                 ----------------     -----------------
Change in net assets                                               (12,870,574)           6,200,809
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                 52,989,236           46,788,427
                                                                 ----------------     -----------------
End of period                                                     $ 40,118,662         $ 52,989,236
                                                                 ================     =================
End of period net assets includes undistributed net
  investment income                                               $    203,781         $     54,057
                                                                 ================     =================

See Notes to Financial Statements.

                   Aetna Series Fund, Inc.                                  Tax-Free Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                              $ 1,010,715         $    841,965
Net realized gain (loss)                                              (246,800)            (507,566)
Net change in unrealized gain (loss)                                 2,386,069           (1,867,568)
                                                                 ----------------     -----------------
Increase (decrease) in net assets resulting from operations          3,149,984           (1,533,169)
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                            (81,588)            (178,416)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                           (876,283)            (646,950)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders             (957,871)            (825,366)
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                             677,584           28,310,131
 Reinvestment of distributions                                          80,267              177,341
 Cost of shares redeemed                                              (632,497)         (25,636,777)
Adviser Class:
 Proceeds from shares sold                                             909,721           25,973,435
 Reinvestment of distributions                                         869,986              645,691
 Cost of shares redeemed                                            (7,212,924)             (65,624)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                      (5,307,863)          29,404,197
                                                                 ----------------     -----------------
Change in net assets                                                (3,115,750)          27,045,662
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                 27,045,662                    0
                                                                 ----------------     -----------------
End of period                                                      $23,929,912         $ 27,045,662
                                                                 ================     =================
End of period net assets includes undistributed
 net investment income                                             $    69,443         $     16,599
                                                                 ================     =================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                   Aetna Series Fund, Inc.                                  The Aetna Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                             $  2,727,732         $  1,981,437
Net realized gain (loss)                                             5,062,065             (802,729)
Net change in unrealized gain (loss)                                 6,873,536           (1,255,675)
                                                                 ----------------     -----------------
Increase (decrease) in net assets resulting from operations         14,663,333              (76,967)
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                         (2,366,265)            (729,483)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                           (346,417)            (267,325)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders           (2,712,682)            (996,808)
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                          18,047,983           50,816,381
 Reinvestment of distributions                                       2,339,294            1,709,717
 Cost of shares redeemed                                           (24,943,784)         (38,967,995)
Adviser Class:
 Proceeds from shares sold                                             890,189           25,942,576
 Reinvestment of distributions                                         306,603              267,247
 Cost of shares redeemed                                           (25,950,245)             (14,313)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                     (29,309,960)          39,753,613
                                                                 ----------------     -----------------
Change in net assets                                               (17,359,309)          38,679,838
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                102,662,195           63,982,357
                                                                 ----------------     -----------------
End of period                                                     $ 85,302,886         $102,662,195
                                                                 ================     =================
End of period net assets includes undistributed
  net investment income                                           $    988,683         $    973,633
                                                                 ================     =================

See Notes to Financial Statements.

                   Aetna Series Fund, Inc.                              Growth and Income Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                             $  5,732,043         $  1,391,759
Net realized gain (loss)                                            22,242,980           (1,478,608)
Net change in unrealized gain (loss)                                40,657,050            5,934,488
                                                                 ----------------     -----------------
Increase in net assets resulting from operations                    68,632,073            5,847,639
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                         (3,718,581)            (609,602)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                            (19,523)            (178,540)
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders           (3,738,104)            (788,142)
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                          74,993,372          283,178,288
 Reinvestment of distributions                                       3,714,435              607,349
 Cost of shares redeemed                                           (87,967,109)         (47,350,637)
Adviser Class:
 Proceeds from shares sold                                           1,598,535           26,073,067
 Reinvestment of distributions                                          19,466              178,486
 Cost of shares redeemed                                            (5,332,821)         (20,772,927)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                     (12,974,122)         241,913,626
                                                                 ----------------     -----------------
Change in net assets                                                51,919,847          246,973,123
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                307,099,902           60,126,779
                                                                 ----------------     -----------------
End of period                                                     $359,019,749         $307,099,902
                                                                 ================     =================
End of period net assets includes undistributed
  net investment income                                           $  2,597,556         $    603,617
                                                                 ================     =================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                 Aetna Series Fund, Inc.                                 Growth Fund
 ---------------------------------------------------------  ------------------------------------
                                                                                    Ten-month
                                                                                  period ended
                                                                Year ended         October 31,
                                                             October 31, 1995         1994
                                                            ------------------    ---------------
From Operations:
Net investment income                                          $    111,223        $   191,217
Net realized gain (loss)                                          4,907,116             (1,009)
Net change in unrealized gain (loss)                              3,776,468          1,193,732
                                                              ----------------    --------------
Increase (decrease) in net assets resulting from
  operations                                                      8,794,807          1,383,940
                                                              ----------------    --------------
Distributions to Shareholders:
Select Class:
 From net investment income                                        (218,963)                 0
 In excess of net investment income                                       0                  0
 From realized gain on investments                                  (15,187)                 0
Adviser Class:
 From net investment income                                          (3,720)                 0
 In excess of net investment income                                       0                  0
 From realized gain on investments                                     (348)                 0
                                                              ----------------    --------------
Decrease in net assets from distributions to shareholders          (238,218)                 0
                                                              ----------------    --------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                       16,700,945         25,821,070
 Reinvestment of distributions                                      234,137                  0
 Cost of shares redeemed                                        (15,489,540)            (6,065)
Adviser Class:
 Proceeds from shares sold                                        1,319,960            406,304
 Reinvestment of distributions                                        4,068                  0
 Cost of shares redeemed                                           (267,563)              (252)
                                                              ----------------    --------------
Increase in net assets from fund share transactions               2,502,007         26,221,057
                                                              ----------------    --------------
Change in net assets                                             11,058,596         27,604,997
                                                              ----------------    --------------
Net Assets:
Beginning of period                                              27,604,997                  0
                                                              ----------------    --------------
End of period                                                  $ 38,663,593        $27,604,997
                                                              ================    ==============
End of period net assets includes undistributed
  net investment income                                        $     95,593        $   207,053
                                                              ================    ==============

See Notes to Financial Statements.

                   Aetna Series Fund, Inc.                            Small Company Growth Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                              $    (7,728)         $    35,562
Net realized gain (loss)                                             4,597,414             (964,005)
Net change in unrealized gain (loss)                                 3,558,853            1,479,455
                                                                 ----------------     -----------------
Increase in net assets resulting from operations                     8,148,539              551,012
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                            (49,874)                   0
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                                  0                    0
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders              (49,874)                   0
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                           1,069,365           25,355,267
 Reinvestment of distributions                                          49,835                    0
 Cost of shares redeemed                                            (1,421,580)             (22,139)
Adviser Class:
 Proceeds from shares sold                                           1,080,943              199,540
 Reinvestment of distributions                                               0                    0
 Cost of shares redeemed                                              (165,246)                (249)
                                                                 ----------------     -----------------
Increase in net assets from fund share transactions                    613,317           25,532,419
                                                                 ----------------     -----------------
Change in net assets                                                 8,711,982           26,083,431
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                 26,083,431                    0
                                                                 ----------------     -----------------
End of period                                                      $34,795,413          $26,083,431
                                                                 ================     =================
End of period net assets includes undistributed
  (distributions in excess of) net investment income               $   (20,927)         $    36,675
                                                                 ================     =================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                   Aetna Series Fund, Inc.                            International Growth Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                             $    360,922         $    203,386
Net realized gain (loss)                                               970,715            3,714,070
Net change in unrealized gain (loss)                                (1,638,125)          (2,277,817)
                                                                 ----------------     -----------------
 Increase (decrease) in net assets resulting from
   operations                                                         (306,488)           1,639,639
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                           (510,337)                   0
 In excess of net investment income                                          0                    0
 From realized gain on investments                                  (2,093,986)                   0
 Return of capital distributions                                             0                    0
Adviser Class:
 From net investment income                                           (221,683)                   0
 In excess of net investment income                                          0                    0
 From realized gain on investments                                  (1,697,440)                   0
 Return of capital distributions                                             0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders           (4,523,446)                   0
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                           5,891,177           17,741,029
 Reinvestment of distributions                                       2,576,315                    0
 Cost of shares redeemed                                           (12,040,660)         (27,138,021)
Adviser Class:
 Proceeds from shares sold                                          22,544,184           26,042,111
 Reinvestment of distributions                                       1,918,360                    0
 Cost of shares redeemed                                           (22,619,626)              (5,489)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                      (1,730,250)          16,639,630
                                                                 ----------------     -----------------
Change in net assets                                                (6,560,184)          18,279,269
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                 58,126,024           39,846,755
                                                                 ----------------     -----------------
End of period                                                     $ 51,565,840         $ 58,126,024
                                                                 ================     =================
End of period net assets includes undistributed
  net investment income                                           $    385,313         $  1,795,158
                                                                 ================     =================

See Notes to Financial Statements.

                   Aetna Series Fund, Inc.                                Asian Growth Fund
 ------------------------------------------------------------   ---------------------------------------
                                                                                         Ten-month
                                                                   Year ended          period ended
                                                                October 31, 1995     October 31, 1994
                                                               ------------------   -------------------
From Operations:
Net investment income                                              $   269,634          $   142,060
Net realized gain (loss)                                            (2,920,617)            (329,231)
Net change in unrealized gain (loss)                                  (784,221)           2,026,393
                                                                 ----------------     -----------------
Increase (decrease) in net assets resulting from operations         (3,435,204)           1,839,222
                                                                 ----------------     -----------------
Distributions to Shareholders:
Select Class:
 From net investment income                                           (203,012)                   0
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
Adviser Class:
 From net investment income                                             (1,782)                   0
 In excess of net investment income                                          0                    0
 From realized gain on investments                                           0                    0
                                                                 ----------------     -----------------
Decrease in net assets from distributions to shareholders             (204,794)                   0
                                                                 ----------------     -----------------
Fund Share Transactions:
Select Class:
 Proceeds from shares sold                                           1,504,158           27,568,716
 Reinvestment of distributions                                         203,011                    0
 Cost of shares redeemed                                            (5,190,185)             (10,261)
Adviser Class:
 Proceeds from shares sold                                             482,511              303,864
 Reinvestment of distributions                                           1,781                    0
 Cost of shares redeemed                                               (65,497)              (1,205)
                                                                 ----------------     -----------------
Increase (decrease) in net assets from fund share
  transactions                                                      (3,064,221)          27,861,114
                                                                 ----------------     -----------------
Change in net assets                                                (6,704,219)          29,700,336
                                                                 ----------------     -----------------
Net Assets:
Beginning of period                                                 29,700,336                    0
                                                                 ----------------     -----------------
End of period                                                      $22,996,117          $29,700,336
                                                                 ================     =================
End of period net assets includes undistributed
  net investment income                                            $   166,458          $   101,618
                                                                 ================     =================

See Notes to Financial Statements.

Aetna Series Fund, Inc.
Notes to Financial Statements
October 31, 1995

1. Summary of Significant Accounting Policies

Aetna Series Fund, Inc. ("Company") is registered under the Investment Company Act of 1940 as an open-end management investment company incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds ("Funds") each of which has its own investment objectives, policies and restrictions.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. Each Fund is diversified and offers two classes of shares, the Select Class and the Adviser Class. The Select Class is offered principally to institutions and is not subject to sales charges or service fees. The Adviser Class is offered primarily to the general public and is subject to deferred sales charges payable upon redemption within four calendar years after the year of purchase. The Adviser Class was made available to the public on April 15, 1994. Additionally, the Adviser Class is subject to a shareholder service fee and an annual Rule 12b-1 distribution plan expense.

As of October 31, 1995, the Company offers the following Funds:

  Aetna Money Market Fund                   Aetna Growth Fund
  Aetna Government Fund                     Aetna Small Company Growth Fund
  Aetna Bond Fund                           Aetna International Growth Fund
  The Aetna Fund                            Aetna Asian Growth Fund
  Aetna Growth and Income Fund

The Board of Directors voted to liquidate the Aetna Tax-Free Fund. As a result, the Fund has not been offered since October 13, 1995.

Aetna Life Insurance and Annuity Company ("ALIAC") serves as the Investment Adviser and principal underwriter to each Fund. Aeltus Investment Management, Inc. ("Aeltus") is employed as a sub-adviser to the Tax-Free Fund, the Growth Fund and the Small Company Growth Fund. Aeltus Investment Management International (F.E.) Limited ("Aeltus Far East") is employed as a sub-adviser to the Asian Growth Fund. During the period covered by this report, Dunedin Fund Managers Ltd. ("Dunedin") was employed as the sub-adviser to the International Growth Fund.

Effective October 31, 1994, the Company changed its fiscal year end from December 31 to October 31.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. Valuation of Investments

Except in the Money Market Fund, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors. The Money Market Fund states all investments at amortized cost which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B. Option Contracts

The Funds, except Money Market Fund, may purchase and sell put and call options and write covered call options as a hedge against adverse movements in the value of portfolio holdings.

Option contracts are valued daily, and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received on a written option or paid on a purchased option. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds use futures contracts as a hedge against declines in the value of portfolio securities. The Funds may also purchase futures contracts to gain market exposure as it may be more cost effective than purchasing individual securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is included in federal taxable income.

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Federal Securities Act of 1933. The Funds may invest up to 15% (10% in the case of the Money Market Fund) of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

F. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

G. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

H. Deferred Organizational Costs

The Company paid organizational expenses in connection with the start-up and initial registration of the Company. These organizational expenses have been capitalized and allocated equally to the Money Market Fund, the Bond Fund, The Aetna Fund, the Growth and Income Fund, and the International Growth Fund. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of each Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

2. Investment Advisory, Management, Shareholder Service and Distribution Fees

The Funds pay the Investment Adviser annual fees expressed as a weighted average percentage of average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisor fee ranges and the effective rates as of October 31, 1995:


                         Fee     Effective                                      Fee      Effective
                        Range       Rate                                       Range        Rate
                      ---------   --------                                   ----------   ---------
Money Market Fund     .40%-.30%     .40%      Growth and Income Fund          .70%-.55%      .69%
Government Fund       .50%-.40%     .50%      Growth Fund                     .70%-.55%      .70%
Bond Fund             .50%-.40%     .50%      Small Company Growth Fund      .85%-.725%      .85%
Tax-Free Fund         .50%-.40%     .50%      International Growth Fund       .85%-.70%      .85%
The Aetna Fund        .80%-.65%     .80%      Asian Growth Fund              1.00%-.80%     1.00%


During the period covered by this report, the Investment Adviser entered into sub-advisory agreements with Aeltus, Aeltus Far East, and Dunedin. The sub-advisers supervise the investment and reinvestment of cash and securities and receive fees from the Investment Adviser based on the average daily net assets of the Funds. The fees range from .20% to .65% depending on the investment objective and the average daily net assets of the fund.

The Company has entered into an administrative services agreement under which ALIAC acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers. Currently, each Fund pays ALIAC a monthly fee at an annual rate based on average daily net assets of 0.25% on the first $250 million. As each Fund's net assets exceed $250 million, under the current fee schedule, lower fees will apply.

The Funds have adopted a Shareholder Service Plan for the Adviser Class shares. Under the Shareholder Service Plan, ALIAC is paid a service fee at an annual rate of 0.25% (0.10% for the Money Market Fund) of the daily net assets of the Adviser Class of each fund. This fee is used as compensation for expenses incurred in servicing shareholder accounts. For the year ended October 31, 1995, the Funds paid ALIAC $194,741 in service fees.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan provides for payments to ALIAC at an annual rate 0.50% of the daily net assets of the Adviser Class shares of each Fund, except for the Money Market Fund. Amounts paid by the Funds are used to pay expenses incurred by ALIAC in promoting the sales of the Adviser Class shares. For the year ended October 31, 1995, the Funds paid ALIAC $389,635 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Funds independent trustees. Presently, the Funds' class specific expenses are limited to Shareholder Service and Distribution Plan expenses incurred by the Adviser Class shares.

3. Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return.

4. Purchase and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for all Funds except the Money Market Fund, for the year ended October 31, 1995:

                                 Cost of           Proceeds
                                Purchases         from Sales
                            ----------------   -----------------
Money Market Fund            $6,370,883,672     $6,222,342,448
Government Fund                  21,591,829         26,540,460
Bond Fund                        24,094,751         40,517,361
Tax-Free Fund                     5,812,888          9,757,128
The Aetna Fund                  108,725,183        137,428,889
Growth and Income Fund          406,039,376        422,137,524
Growth Fund                      56,307,709         54,575,388
Small Company Growth Fund        44,964,772         44,664,214
International Growth Fund        17,849,305         22,896,536
Asian Growth Fund                15,661,336         17,377,008

5. Options

All Funds except the Money Market Fund may use options. For the year ended October 31, 1995, the following reflects the covered call and put option activity:



                                                 The Aetna Fund
                                    ----------------------------------------
                                     Number of      Deferred
                                    Call Option     Premium       Realized
                                     Contracts      Received    Gain (Loss)
                                    ------------   ----------   ------------
Outstanding October 31, 1994              --        $     --        $--
Written                                  400          47,340         --
Canceled                                  --              --         --
Exercised                               (400)        (47,340)        --
Expired                                   --              --         --
                                     -----------    ---------    -----------
Outstanding October 31, 1995               0        $      0        $ 0
                                     ===========    =========    ===========

                                              Growth Fund
                                ----------------------------------------
                                 Number of     Deferred
                                Call Option     Premium      Realized
                                 Contracts     Received    Gain (Loss)
                                ------------   ---------   -------------
Outstanding October 31, 1994          595      $ 228,645    $      --
Written                             1,030        523,205           --
Canceled                           (1,410)      (647,998)    (701,657)
Exercised                              --             --           --
Expired                              (215)      (103,852)     103,852
                                 -----------    --------    ------------
Outstanding October 31, 1995            0      $       0    $(597,805)
                                 ===========    ========    ============

                                              Growth Fund
                                ----------------------------------------
                                 Number of     Deferred
                                Put Option     Premium       Realized
                                 Contracts     Received    Gain (Loss)
                                ------------   ---------   -------------
Outstanding October 31, 1994        325       $ 306,600     $      --
Written                             200         233,100            --
Canceled                           (325)       (306,600)       51,312
Exercised                            --              --            --
Expired                            (200)       (233,100)     (233,100)
                                  ----------    --------    ------------
Outstanding October 31, 1995          0       $       0     $(181,788)
                                  ==========    ========    ============

6. Capital Loss Carryforwards

At October 31, 1995, for federal income tax purposes the Funds had the following capital loss carryforwards:

                                                         Year of
Fund                   Capital Loss Carryforward       Expiration
-------------------  ---------------------------    -----------------
Government Fund               $  271,000                  2002
                                 546,000                  2003
-------------------     -------------------------    ----------------
Bond Fund                        129,000                  2001
                                 835,000                  2002
                                 287,000                  2003
-------------------     -------------------------    ----------------
Tax-Free Fund                    508,000                  2002
                                 247,000                  2003
-------------------     -------------------------    ----------------
Asian Growth Fund                289,000                  2002
                               2,797,000                  2003

The Board of Directors will not distribute any realized gains until the capital loss carryforwards have been offset or expire.

7. Forward Foreign Currency Exchange Contracts

At October 31, 1995, the Growth and Income Fund and the International Growth Fund had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized loss of $142,369 and unrealized gain of $235,937, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

Growth and Income Fund:

                                                                                           Unrealized
 Exchange     Currency to be   U.S. $ Value as of    Currency to be    U.S. $ Value as of     Gain
   Date          Delivered      October 31, 1995        Received        October 31, 1995     (Loss)
 ----------   ---------------  ------------------    ----------------  ------------------   ----------
12/13/95      7,590,000            $   767,162        735,323              $  735,323       $(31,839)
          Austrian Shilling                          U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/13/95         62,625                62,625         620,000                  62,667             42
               U.S. Dollar                       Austrian Schilling
 ----------    --------------    ----------------    ---------------    ----------------     ---------
11/1/95         129,000                94,894          94,909                  94,909             15
            Canadian Dollar                          U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
11/9/95         529,200               466,510         457,746                 457,746         (8,764)
               Swiss  Franc                         U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
11/9/95          59,276                59,276          67,000                  59,063           (213)
               U.S. Dollar                           Swiss  Franc
 ----------    --------------    ----------------    ---------------    ----------------     ---------
11/1/95         401,000                73,539          73,578                  73,578             39
              Danish  Krone                           U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/18/95      2,540,000               464,856         440,972                 440,972        (23,884)
              Danish  Krone                           U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/18/95         73,610                73,610         401,000                  73,389           (221)
               U.S. Dollar                          Danish  Krone
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/21/95      3,220,000               758,707         727,355                 727,355        (31,352)
             Finnish Markka                           U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/21/95        129,531                29,531         550,000                 129,593             62
                U.S. Dollar                        Finnish Markka
 ----------    --------------    ----------------    ---------------    ----------------     ---------
11/2/95          11,000                17,348          17,446                  17,446             98
              British  Pound                           U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
11/3/95         108,000               170,322         170,247                 170,247            (75)
              British  Pound                           U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/14/95      1,250,000             1,970,525       1,923,250               1,923,250        (47,275)
              British  Pound                           U.S. Dollar
 ----------    --------------    ----------------    ---------------    ----------------     ---------
12/14/95        187,528               187,528         119,000                 187,594             66
               U.S. Dollar                        British  Pound
 ----------    --------------    ----------------    ---------------    ----------------     ---------

                                                                                           Unrealized
 Exchange     Currency to be   U.S. $ Value as of    Currency to be   U.S. $ Value as of      Gain
   Date          Delivered      October 31, 1995        Received       October 31, 1995      (Loss)
 ----------   ---------------  ------------------   ----------------  ------------------   ----------
11/1/95         23,020,000           $  226,639           255,908           $  225,908          (731)
               Japanese Yen                            U.S.  Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/13/95       213,020,000            2,098,108         2,156,370            2,156,370        58,262
               Japanese  Yen                           U.S. Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/19/95       185,560,000            1,829,470         1,838,887            1,838,887         9,417
               Japanese Yen                            U.S.  Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/19/95         227,605                227,605        23,020,000              226,958          (647)
               U.S.  Dollar                          Japanese  Yen
 ----------    --------------    ----------------     --------------    ----------------    ---------
10/31/95          1,000                     393            396                     396             3
             Malaysian Ringgit                         U.S.  Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
11/2/95          13,000                   5,111           5,118                  5,118             7
             Malaysian Ringgit                         U.S.  Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/18/95       1,090,000                691,678          655,915               655,915       (35,763)
              Dutch Guilder                            U.S.  Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/18/95         14,817                  14,817          23,000                 14,595          (222)
               U.S.  Dollar                           Dutch Guilder
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/7/95        5,160,000                828,924          808,537               808,537       (20,387)
             Norwegian Krone                           U.S.  Dollar
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/7/95          12,851                  12,851          80,000                 12,851            -0-
               U.S.  Dollar                          Norwegian Krone
 ----------    --------------    ----------------     --------------    ----------------    ---------
12/14/95        716,000                 507,837          498,830               498,830        (9,007)
             Singapore Dollar                          U.S.  Dollar
                                                                                            ---------
                                                                                           $(142,369)
                                                                                            =========

International Growth Fund:

                              U.S. $ Value as                   U.S. $ Value as
               Currency to          of           Currency to          of          Unrealized
 Exchange          be           October 31,          be           October 31,        Gain
   Date         Delivered          1995           Received           1995           (Loss)
 ----------   -------------   ---------------   -------------   ---------------   ----------
11/16/95       778,426,000      $7,964,063        8,200,000       $8,200,000       $235,937
                                                                                   =========
               Japanese Yen                       U.S. Dollar

8. Authorized Capital Shares and Capital Share Transactions


The Funds are authorized to issue a total of 4.0 billion shares. Of those 4.0 billion shares, 3.8 billion have been designated to the Funds as follows: All of the Funds, except Money Market, have been allocated 100 million shares each of Select and Adviser Class shares. Money Market has been allocated one billion shares each of Select and Adviser Class shares. Share transactions for each Fund were as follows:


                                                              Money Market Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                          303,179,868        184,288,133       113,465,547        49,918,444
Shares issued upon reinvestment        9,929,370          4,313,330         3,576,944           788,233
Shares redeemed                     (199,341,125)      (134,729,463)      (85,667,348)       (3,356,170)
                                     --------------    --------------     --------------    ---------------
Net increase                         113,768,113         53,872,000        31,375,143        47,350,507
                                     ==============    ==============     ==============    ===============

                                                               Government Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                           1,193,587         2,647,126            38,421            17,344
Shares issued upon reinvestment         136,326           126,976             1,326               162
Shares redeemed                      (2,189,773)              (95)          (15,295)           (1,503)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                (859,860)        2,774,007            24,452            16,003
                                     ==============    ==============     ==============    ===============

                                                                  Bond Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                           1,140,369          1,375,291            24,045          2,577,890
Shares issued upon reinvestment         170,990            161,898            91,739             73,112
Shares redeemed                        (998,454)        (3,169,473)       (2,051,824)               (24)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                 312,905         (1,632,284)       (1,936,040)         2,650,978
                                     ==============    ==============     ==============    ===============

                                                                Tax-Free Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                             71,693           2,896,031           96,648           2,770,659
Shares issued upon reinvestment          8,514              19,126           92,619              87,705
Shares redeemed                        (65,562)         (2,752,116)        (785,103)             (7,297)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                 14,645             163,041         (595,836)          2,851,067
                                     ==============    ==============     ==============    ===============

                                                                The Aetna Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                           1,654,411          4,761,580            78,916          2,469,921
Shares issued upon reinvestment         216,866            166,181            29,573             16,842
Shares redeemed                      (2,238,432)        (3,684,549)       (2,483,536)            (1,366)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                (367,155)         1,243,212        (2,375,047)         2,485,397
                                     ==============    ==============     ==============    ===============

                                                            Growth and Income Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                           6,670,390         26,001,787          130,556           2,425,064
Shares issued upon reinvestment         322,995             57,454            1,755              16,760
Shares redeemed                      (7,621,288)        (4,378,789)        (485,408)         (1,923,626)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                (627,903)        21,680,452         (353,097)            518,198
                                     ==============    ==============     ==============    ===============

                                                                 Growth Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                           1,378,209         2,522,145           109,935            38,832
Shares issued upon reinvestment          22,556                 0               393                 0
Shares redeemed                      (1,236,680)             (566)          (22,400)              (24)
                                     --------------    --------------     --------------    ---------------
Net increase                            164,085         2,521,579            87,928            38,808
                                     ==============    ==============     ==============    ===============

                                                          Small Company Growth Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                             86,407          2,492,687            88,948            19,811
Shares issued upon reinvestment          4,983                  0                 0                 0
Shares redeemed                       (103,946)            (2,143)          (12,812)              (24)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                (12,556)         2,490,544            76,136            19,787
                                     ==============    ==============     ==============    ===============

                                                          International Growth Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                             576,518          1,569,806         2,284,778          2,315,445
Shares issued upon reinvestment         232,686                  0           177,272                  0
Shares redeemed                      (1,168,155)        (2,413,248)       (2,277,588)              (485)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)                (358,951)          (843,442)          184,462          2,314,960
                                     ==============    ==============     ==============    ===============

                                                              Asian Growth Fund
                                   ------------------------------------------------------------------------
                                                 Select                               Adviser
                                   ----------------------------------   -----------------------------------
                                                        Ten-month                             Ten-month
                                     Year ended        period ended       Year ended        period ended
                                  October 31, 1995   October 31, 1994  October 31, 1995   October 31, 1994
                                  ----------------   ----------------  ----------------   -----------------
Shares sold                            197,383          3,099,129           56,991             33,362
Shares issued upon reinvestment         11,728                  0               67                  0
Shares redeemed                       (636,165)            (1,103)          (7,782)              (132)
                                     --------------    --------------     --------------    ---------------
Net increase (decrease)               (427,054)         3,098,026           49,276             33,230
                                     ==============    ==============     ==============    ===============

Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Money Market Fund, Government Fund, Bond Fund, Tax-Free Fund, The Aetna Fund, Growth and Income Fund, Growth Fund, Small Company Growth Fund, International Growth Fund, and Asian Growth Fund, portfolios of Aetna Series Fund, Inc. (the Funds), including the portfolios of investments, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and ten-month period ended October 31, 1994, financial highlights for Select Class shares for the year ended October 31, 1995 and the ten month period ended October 31, 1994, financial highlights for the Adviser Class shares for the year ended October 31, 1995 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994 and the financial highlights for each of the years in the two-year period ended December 31, 1993 for Select Class shares of the Money Market Fund, Bond Fund, The Aetna Fund, Growth and Income Fund and International Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1995, the results of their operations, changes in their net assets and the financial highlights for the years and periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick llp

Hartford, Connecticut
December 15, 1995

                            Aetna Series Fund, Inc.

                      Statement of Additional Information






41694(S)-1                                                      March 1996